                                                                     EXHIBIT 4.1
                            SAKS CREDIT CORPORATION
                                  Transferor

                               SAKS INCORPORATED
                                   Servicer

                                      and

               WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION
                                    Trustee

                      on behalf of the Certificateholders
   ________________________________________________________________________

                           SERIES 2001-2 SUPPLEMENT

                           Dated as of July 17, 2001

                                    to the

                    MASTER POOLING AND SERVICING AGREEMENT

                          Dated as of August 21, 1997

   ________________________________________________________________________


                                 $450,000,000

                         SAKS CREDIT CARD MASTER TRUST

                                 SERIES 2001-2

TABLE OF CONTENTS
PRELIMINARY STATEMENTS..................................................................................................         1
     Section A.    Designation..........................................................................................         1
     Section B.    Definitions..........................................................................................         2
     Section C.    Minimum Transferor Interest Percentage...............................................................        21
     Section D.    Optional Purchase; Reassignment and Transfer Terms...................................................        22
     Section E.    Delivery and Payment for the Certificates............................................................        22
     Section F.    Form of Delivery of the Series 2001-2 Certificates...................................................        22
     Section G.    Servicing Compensation...............................................................................        22
     Section H.    Article IV of the Agreement..........................................................................        23
ARTICLE IV         Rights of Series 2001-2 Certificateholders and Allocation and Application of Collections.............        24
     Section 4.2   Collections and Allocations..........................................................................        24
     Section 4.3   Determination of Monthly Interest....................................................................        25
     Section 4.4   Determination of Monthly Principal...................................................................        27
     Section 4.5   Required Amounts.....................................................................................        28
     Section 4.6   Application of Class A Available Funds, Class B Available Funds, Class C Available Funds,
                   Class D Available Funds and Collections of Principal Receivables.....................................        30
     Section 4.7   Defaulted Amounts; Adjustment Amounts; Investor Charge Offs; Reductions of Adjustment
                   Amounts..............................................................................................        33
     Section 4.8   Excess Spread; Shared Excess Finance Charge Collections..............................................        36
     Section 4.9   Reallocated Principal Collections....................................................................        37
     Section 4.10  Principal Shortfall..................................................................................        38
     Section 4.11  Finance Charge Shortfall.............................................................................        38
     Section 4.12  Spread Account.......................................................................................        39
     Section 4.13  Principal Account....................................................................................        40
     Section 4.14  Reserve Account......................................................................................        41
     Section 4.15  Postponement of Accumulation Period..................................................................        44


     Section 4.16  Suspension of Accumulation Period, Qualified Maturity Agreement.....................................         44
     Section I     Article V of the Agreement..........................................................................         45
ARTICLE V          DISTRIBUTIONS AND REPORTS TO CERTIFICATEHOLDERS.....................................................         45
     Section 5.1   Distributions.......................................................................................         45
     Section 5.2   Statements to Series 2001-2 Certificateholders......................................................         47
     Section J.    Pay Out Events......................................................................................         47
     Section J1.   Class C Defaults....................................................................................         49
     Section K.    Restrictions on Transfer............................................................................         49
     Section K1.   Tax Characterization of the Collateral Interest.....................................................         53
     Section L.    Ratification of Master Pooling and Servicing Agreement..............................................         53
     Section L1.   FASIT Election......................................................................................         53
     Section L2.   Paired Series.......................................................................................         54
     Section M.    Counterparts........................................................................................         54
     Section N.    Governing Law.......................................................................................         54
     Section O.    Subordination of Certain Termination Payments.......................................................         55
     Section P.    Certain Representations and Warranties..............................................................         55

EXHIBITS

     Exhibit A-1   Form of Class A Certificate
     Exhibit A-2   Form of Class B Certificate
     Exhibit A-3   Form of Class C Securities
     Exhibit A-4   Form of Class D Certificate
     Exhibit B     Form of Monthly Payment Instructions and Notification to Trustee [RESERVED]
     Exhibit C     Form of Monthly Certificateholder's Statement
     Exhibit D     Class C Security Rate
     Exhibit E     Purchaser's Certificate
     Exhibit F     Certain Representations and Warranties

                           SERIES 2001-2 SUPPLEMENT


          THIS SERIES 2001-2 SUPPLEMENT, dated as of July 17, 2001 (this "Series
                                                                          ------
Supplement"), is by and among SAKS CREDIT CORPORATION, a Delaware corporation
----------
(the successor to Proffitt's Credit Corporation), as Transferor, SAKS INCORPORATED (formerly named "Proffitt's, Inc."), a Tennessee corporation

("Saks"), as Servicer, and WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION
  ----
(formerly named "Norwest Bank Minnesota, National Association), a national banking association organized and existing under the laws of the United States (together with its successors in trust thereunder the "Trustee"), as trustee
                                                       -------
under the Master Pooling and Servicing Agreement, dated as of August 21, 1997 (as amended and supplemented, the "Agreement"), by and among the Transferor, the
                                   ---------
Servicer and the Trustee.


                            PRELIMINARY STATEMENTS

          Section 6.9 of the Agreement provides, among other things, that the Transferor and the Trustee may at any time and from time to time enter into one or more Supplements to the Agreement for the purpose of authorizing the issuance by the Trust to the Transferor, for execution and redelivery to the Trustee for authentication, of one or more Series of Investor Certificates. The Transferor and the Servicer each hereby enter into this Series Supplement with the Trustee as required by Section 6.9(c) of the Master Pooling and Servicing Agreement to provide for the issuance, authentication and delivery of the Investor Certificates of Series 2001-2.

          Pursuant to this Series Supplement, the Transferor and the Trustee are creating a new Series of Investor Certificates and specifying the Principal Terms thereof. The Series 2001-2 Certificates shall not be subordinated to any other Series.

     Section A.  Designation.  The Certificates and the Class C Securities
                 -----------
issued hereunder shall be designated generally as the "Series 2001-2
                                                       -------------
Certificates." The Series 2001-2 Certificates shall be one of the Series of
------------
Investor Certificates in Group One and shall be a Principal Sharing Series. The Transferor and the Servicer each hereby enter into this Series Supplement with the Trustee as required by Section 6.9(c) of the Agreement to provide for the issuance, authentication and delivery of the Class A Floating Rate Asset Backed Certificates, Series 2001-2, the Class B Floating Rate Asset Backed Certificates, Series 2001-2, the Class C Floating Rate Securities, Series 2001-2 and the Class D Asset Backed Certificates, Series 2001-2. The first Distribution Date with respect to Series 2001-2 shall be the August 2001 Distribution Date.

     In the event that any term or provision contained herein shall conflict with or be inconsistent with any term or provision contained in the Agreement, the terms and provisions of this Series Supplement shall govern. Notwithstanding the foregoing provisions of Section A, the provisions of Section 6.9(b) of the Agreement with respect to the delivery of an Opinion of Counsel to the effect that a newly issued Series of Investor

Certificates will be characterized as either indebtedness or an interest in a partnership (that is not taxable as a corporation) under existing law for Federal income tax purposes shall not be applicable to the Class D Certificates.

     Section B.  Definitions.  All capitalized terms not otherwise defined
                 -----------
herein are defined in the Agreement. All Article, Section or subsection references herein shall mean Articles, Sections or subsections of the Agreement, except as otherwise provided herein. Unless otherwise stated herein, as the context otherwise requires or if such term is otherwise defined in the Agreement, each capitalized term used or defined herein shall relate only to the Series 2001-2 Certificates and no other Series of Certificates issued by the Trust. The following words and phrases shall have the following meanings with respect to the Series 2001-2 Certificates and the definitions of such terms are applicable to the singular as well as the plural form of such terms and to the masculine as well as the feminine and neuter genders of such terms:

          "Accumulation Commencement Monthly Period" shall mean the Monthly
           ----------------------------------------
Period in which the Accumulation Period commences.

          "Accumulation Period" shall mean, unless a Pay Out Event with respect
           -------------------
to Series 2001-2 shall have occurred prior thereto and subject to suspension as provided in Section 4.16 hereof, the period commencing after the close of business on the last day of the June 2005 Monthly Period, or such later date as shall be determined in accordance with Section 4.15, and ending on the first to occur of (a) the commencement of the Rapid Amortization Period, (b) the payment in full to holders of all Series 2001-2 Certificates of their respective Investor Amounts or (c) the Stated Series Termination Date.

          "Accumulation Period Factor" shall mean, for each Monthly Period, a
           --------------------------
fraction, the numerator of which is equal to the sum of the initial investor amounts of all outstanding Series, and the denominator of which is equal to the sum, without duplication, of (a) the Initial Investor Amount minus the Class D Initial Investor Amount, (b) the initial investor amounts (or other applicable amounts and/or any Transferor election) of all outstanding Series (other than Series 2001-2) which are not expected to be in their revolving periods during such Monthly Period and (c) the initial investor amounts (or other applicable amounts and/or any Transferor election) of all other outstanding Series which are not allocating Shared Principal Collections to other Series and are expected to be in their revolving periods during such Monthly Period.

          "Accumulation Period Length" shall have the meaning specified in
           --------------------------
Section 4.15.

          "Adjusted Investor Amount" shall mean, as of any date of
           ------------------------
determination, an amount equal to the sum of the Class A Adjusted Investor Amount, the Class B Adjusted Investor Amount and the Collateral Interest Adjusted Amount.

          "Allocable Amounts" shall mean with respect to any Distribution Date,
           -----------------
the sum of the Class A Allocable Amount, the Class B Allocable Amount and the Collateral Interest Allocable Amount.

          "Amortization Period" shall mean the Accumulation Period or the Rapid
           -------------------
Amortization Period.

          "Available Principal Collections" shall mean, with respect to any
           -------------------------------
Distribution Date, an amount equal to (a) the applicable Investor Percentage of Collections of Principal Receivables for the related Monthly Period, plus (b) the portion of the Class A Available Funds used to cover the Class A Allocable Amount, plus (c) amounts designated as Available Principal Collections pursuant to Section 4.8, minus (d) Reallocated Principal Collections applied pursuant to
Section 4.9 for the related Monthly Period, plus (e) Shared Principal Collections allocated to Series 2001-2.

          "Available Reserve Account Amount" shall mean, with respect to any
           --------------------------------
Distribution Date, the lesser of (a) the amount held in and available to be withdrawn from the Reserve Account on such date (before giving effect to any deposit or withdrawal to be made to or from the Reserve Account on such date) and (b) the Required Reserve Account Amount for such Distribution Date.

          "Average Excess Spread Percentage" shall mean, for any Distribution
           --------------------------------
Date, the average of the Excess Spread Percentage for the three consecutive Monthly Periods preceding such Distribution Date; provided, however, that (i) for the August 2001 Distribution Date, the Average Excess Spread Percentage shall equal the Excess Spread Percentage for the July 2001 Monthly Period (and further provided that the Excess Spread Percentage for such Monthly Period shall be calculated by accruing Monthly Interest from the Closing Date through and including the last day of such Monthly Period); and (ii) for the September 2001 Distribution Date, the Average Excess Spread Percentage shall equal the average of the Excess Spread Percentages calculated for the July 2001 Monthly Period (as calculated pursuant to the preceding clause (i)) and for the August 2001 Monthly Period.

          "Base Rate" shall mean, with respect to any Monthly Period, the sum of
           ---------
(a) the annualized percentage equivalent of a fraction, the numerator of which is equal to the Monthly Interest payable on the Series 2001-2 Certificates on the Distribution Date immediately following the last day of such Monthly Period and the denominator of which is the average Investor Amount during the related Monthly Period and (b) the product of (i) 2.00% per annum and (ii) a fraction, the numerator of which is an amount equal to the average Adjusted Investor Amount and the denominator of which is the average Investor Amount, in each case determined during such related Monthly Period.

          "Business Day" shall have the meaning provided in the Agreement.
           ------------

          "Class A Account Percentage" means, with respect to any Determination
           --------------------------
Date, the percentage equivalent of a fraction, the numerator of which is the aggregate amount on deposit in the Principal Account with respect to Class A Monthly Principal and the denominator of which is the aggregate amount on deposit in the Principal Account, in each case as of the last day of the preceding Monthly Period.

          "Class A Additional Interest" shall have the meaning specified in
           ---------------------------
Section 4.3(a).

          "Class A Adjusted Investor Amount" shall mean, on any date of
           --------------------------------
determination while the Class A Certificates are outstanding, an amount equal to the Class A Investor Amount minus the Principal Account Balance, but in no event shall the Class A Adjusted Investor Amount be less than zero.

          "Class A Adjustment Amount" shall mean, with respect to each
           -------------------------
Distribution Date, an amount equal to the product of (i) the Series Adjustment Amount for Series 2001-2 with respect to the related Monthly Period and (ii) the percentage equivalent of a fraction the numerator of which is the average Class A Adjusted Investor Amount and the denominator of which is the average Adjusted Investor Amount, each during the related Monthly Period.

          "Class A Allocable Amount" shall mean, with respect to any
           ------------------------
Distribution Date, the sum of the Class A Investor Default Amount and the Class A Adjustment Amount.

          "Class A Available Funds" shall mean, with respect to any Monthly
           -----------------------
Period, an amount equal to the sum of (i) the applicable Class A Investor Percentage of Collections of Finance Charge Receivables and any other amounts that are to be treated as Collections of Finance Charge Receivables in accordance with the Agreement, (ii) an amount equal to the product of (a) the Class A Account Percentage and (b) the earnings (net of losses and investment expenses), if any, earned on the Principal Account with respect to such Monthly Period, and (iii) the amount, if any, to be withdrawn from the Reserve Account on the Distribution Date immediately following the last day of such Monthly Period and included in Class A Available Funds pursuant to Section 4.14(d), and
(iv) amounts required to be included in Class A Available Funds pursuant to
Section 4.14(b).

          "Class A Certificateholder" shall mean any Person in whose name a
           -------------------------
Class A Certificate is registered in the Certificate Register.

          "Class A Certificate Rate" shall mean, with respect to the Class A
           ------------------------
Certificates and each Interest Period, a per annum rate of LIBOR plus 0.24%.

          "Class A Certificates" shall mean any one of the Certificates executed
           --------------------
by the Transferor and authenticated by or on behalf of the Trustee, substantially in the form of Exhibit A-1.
                             -----------

          "Class A Initial Investor Amount" shall mean the aggregate initial
           -------------------------------
principal amount of the Class A Certificates, which is $333,000,000.

          "Class A Interest Shortfall" shall have the meaning specified in
           --------------------------
Section 4.3(a).

          "Class A Investor Amount" shall mean, on any date of determination, an
           -----------------------
amount equal to (a) the Class A Initial Investor Amount, minus (b) the aggregate amount of principal payments made to the Class A Certificateholders prior to such date, minus (c) the excess, if any, of the aggregate amount of Class A Investor Charge Offs for all prior Distribution Dates over the sum of the aggregate amount of Class A Investor Charge Offs reimbursed pursuant to Section 4.8(b) and, without duplication, the aggregate amount of the reductions of the Series Adjustment Amounts allocable to the Class A Certificates pursuant to
Section 4.7(e) prior to such date; provided, however, that the Class A Investor Amount may not be reduced below zero.

          "Class A Investor Charge Off" shall have the meaning specified in
           ---------------------------
Section 4.7(a).


          "Class A Investor Default Amount" shall mean, with respect to each
           -------------------------------
Distribution Date, an amount equal to the product of (i) the Default Amount for the related Monthly Period and (ii) the Class A Investor Percentage applicable for such Monthly Period.

          "Class A Investor Percentage" shall be calculated by substituting the
           ---------------------------
Class A Adjusted Investor Amount and the Class A Initial Investor Amount in all references to the Adjusted Investor Amount and the Initial Investor Amount, respectively, in the definition of Investor Percentage.

          "Class A Monthly Interest" shall have the meaning specified in Section
           ------------------------
4.3(a).


          "Class A Monthly Principal" shall have the meaning specified in
           -------------------------
Section 4.4(a).


          "Class A Penalty Rate" shall mean the sum of the Class A Certificate
           --------------------
Rate for the related Interest Period and 2.00% per annum.

          "Class A Pool Factor" shall mean the seven-digit decimal, which the
           -------------------
Servicer will compute monthly, expressing as of the end of the Monthly Period preceding each Distribution Date, the Class A Investor Amount as a proportion of the Class A Investor Amount as of the Closing Date, which initially shall be 1.0000000.

          "Class A Required Amount" shall have the meaning specified in Section
           -----------------------
4.5(a).

          "Class A Servicing Fee" shall have the meaning specified in Section G
           ---------------------
hereof.

          "Class B Account Percentage" means, with respect to any Determination
           --------------------------
Date, the percentage equivalent of a fraction, the numerator of which is the aggregate amount on deposit in the Principal Account with respect to Class B Monthly Principal and the denominator of which is the aggregate amount on deposit in the Principal Account, in each case as of the last day of the preceding Monthly Period.

          "Class B Additional Interest" shall have the meaning specified in
           ---------------------------
Section 4.3(b).

          "Class B Adjusted Investor Amount" shall mean, on any date of
           --------------------------------
determination while the Class B Certificates are outstanding, an amount equal to the Class B Investor Amount, minus the excess of the Principal Account Balance over the Class A Investor Amount, if any, but in no event shall the Class B Adjusted Investor Amount be less than zero.

          "Class B Adjustment Amount" shall mean, with respect to each
           -------------------------
Distribution Date, an amount equal to the product of (i) the Series Adjustment Amount for Series 2001-2 with respect to the related Monthly Period and (ii) the percentage equivalent of a fraction, the numerator of which is the average Class B Adjusted Investor Amount and the denominator of which is the average Adjusted Investor Amount, each during the related Monthly Period.

          "Class B Allocable Amount" shall mean, with respect to any
           ------------------------
Distribution Date, the sum of the Class B Investor Default Amount and the Class B Adjustment Amount.

          "Class B Available Funds" shall mean, with respect to any Monthly
           -----------------------
Period, an amount equal to the sum of (i) the applicable Class B Investor Percentage of Collections of Finance Charge Receivables and any other amounts that are to be treated as Collections of Finance Charge Receivables in accordance with the Agreement, (ii) an amount equal to the product of (a) the Class B Account Percentage and (b) the earnings (net of losses and investment expenses), if any, earned on the Principal Account with respect to such Monthly Period, (iii) the amount, if any, to be withdrawn from the Reserve Account on the Distribution Date immediately following the last day of such Monthly Period and included in Class B Available Funds pursuant to Section 4.14(d).

          "Class B Certificateholder" shall mean any Person in whose name a
           -------------------------
Class B Certificate is registered in the Certificate Register.

          "Class B Certificate Rate" shall mean, with respect to the Class B
           ------------------------
Certificates and each Interest Period, a per annum rate of LIBOR plus 0.65%.

          "Class B Certificates" shall mean any one of the Certificates executed
           --------------------
by the Transferor and authenticated by or on behalf of the Trustee, substantially in the form of Exhibit A-2.
                             -----------

          "Class B Initial Investor Amount" shall mean the aggregate initial
           -------------------------------
principal amount of the Class B Certificates, which is $36,000,000.

          "Class B Interest Shortfall" shall have the meaning specified in
           --------------------------
Section 4.3(b).

          "Class B Investor Amount" shall mean, on any date of determination, an
           -----------------------
amount equal to (a) the Class B Initial Investor Amount, minus (b) the aggregate amount of principal payments made to the Class B Certificateholders prior to such date, minus (c) the aggregate amount of Class B Investor Charge Offs for all prior Distribution Dates, minus (d) the amount of Class B Subordinated Principal Collections allocated on all prior Distribution Dates pursuant to
Section 4.9(a), minus (e) an amount equal to the amount by which the Class B Investor Amount has been reduced on all prior Distribution Dates pursuant to
Section 4.7(a), plus (f) the sum of the amount of Excess Spread and Shared Excess Finance Charge Collections allocated and available on all prior Distribution Dates pursuant to Section 4.8(f) for the purpose of reimbursing amounts deducted pursuant to the foregoing clauses (c), (d) and (e) and, without duplication, the aggregate amount of the reductions of the Series Adjustment Amounts allocable to the Class B Investor Amount pursuant to Section 4.7(e) prior to such date; provided, however, that the Class B Investor Amount may not be reduced below zero.

          "Class B Investor Charge Offs" shall have the meaning specified in
           ----------------------------
Section 4.7(b).

          "Class B Investor Default Amount" shall mean, with respect to each
           -------------------------------
Distribution Date, an amount equal to the product of (i) the Default Amount for the related Monthly Period and (ii) the Class B Investor Percentage applicable for such Monthly Period.

          "Class B Investor Percentage" shall be calculated by substituting the
           ---------------------------
Class B Adjusted Investor Amount and the Class B Initial Investor Amount in all references to the Adjusted Investor Amount and the Initial Investor Amount respectively, in the definition of Investor Percentage.

          "Class B Monthly Interest" shall have the meaning specified in Section
           ------------------------
4.3(b).

          "Class B Monthly Principal" shall have the meaning specified in
           -------------------------
Section 4.4(b).

          "Class B Penalty Rate" shall mean the sum of the Class B Certificate
           --------------------
Rate for the related Interest Period and 2.00% per annum.

          "Class B Pool Factor," shall mean the seven-digit decimal, which the
           -------------------
Servicer will compute monthly, expressing as of the end of the Monthly Period preceding each Distribution Date, the Class B Investor Amount as a proportion of the Class B Investor Amount as of the Closing Date, and which decimal initially shall be 1.0000000.

          "Class B Required Amount" shall have the meaning specified in Section
           -----------------------
4.5(b).

          "Class B Servicing Fee" shall have the meaning specified in Section G
           ---------------------
hereof.

          "Class B Subordinated Principal Collections" shall mean, with respect
           ------------------------------------------
to any Monthly Period, an amount equal to the product of (i) the applicable Class B Investor Percentage with respect to Collections of Principal Receivables and (ii) the aggregate amount of Collections of Principal Receivables for such Monthly Period.

          "Class C Account Percentage" means, with respect to any Determination
           --------------------------
Date, the percentage equivalent of a fraction, the numerator of which is the aggregate amount on deposit in the Principal Account with respect to Class C Monthly Principal and the denominator of which is the aggregate amount on deposit in the Principal Account, in each case as of the last day of the preceding Monthly Period.

          "Class C Additional Interest" shall have the meaning specified in
           ---------------------------
Section 4.3 (c).

          "Class C Adjusted Investor Amount" shall mean, on any date of
           --------------------------------
determination, an amount equal to the Class C Investor Amount, minus the excess of the Principal Account Balance over the sum of the Class A Investor Amount and the Class B Investor Amount, if any, on such date (up to the Class C Investor Amount), but in no event shall the Class C Adjusted Investor Amount be less than zero.

          "Class C Adjustment Amount" shall mean, with respect to each
           -------------------------
Distribution Date, an amount equal to the product of (i) the Series Adjustment Amount for Series 2001-2 with respect to the related Monthly Period and (ii) the percentage equivalent of a fraction the numerator of which is the average Class C Adjusted Investor Amount and the denominator of which is the average Adjusted Investor Amount, each during the related Monthly Period.

          "Class C Allocable Amount" shall mean, with respect to any
           ------------------------
Distribution Date, the sum of the Class C Default Amount and the Class C Adjustment Amount.

          "Class C Available Funds" means, with respect to any Monthly Period,
           -----------------------
an amount equal to the sum of (i) the applicable Class C Investor Percentage of the Collections of Finance Charge Receivables with respect to such Monthly Period and any other amounts that are to be treated as Collections of Finance Charge Receivables, (ii) an amount equal to the product of (a) the Class C Account Percentage and (b) the earnings (net of losses and investment expenses), if any, earned on the Principal Account with respect to such Monthly Period, and (iii) the amount, if any, to be withdrawn from the Reserve Account and included in Class C Available Funds pursuant to Section 4.14(d).

          "Class C Charge Off" shall have the meaning provided in Section
           ------------------
4.7(c).


          "Class C Default" means either of the following events: (i) accrued
           ---------------
but unpaid Class C Monthly Interest is not paid in full to the Class C Holders on two consecutive Distribution Dates; or (ii) there is a charge off with respect to the Class C Securities on three consecutive Distribution Dates. If one Class C Monthly Interest payment is not paid in full, the Servicer shall promptly notify the Rating Agencies.

          "Class C Default Amount" shall mean, with respect to any Distribution
           ----------------------
Date, an amount equal to the product of (i) the Class C Investor Percentage applicable to Allocable Amounts with respect to such Monthly Period and (ii) the Default Amount for such Monthly Period.

          "Class C Holder" shall mean any Person in whose name a Class C
           --------------
Security is registered in the Certificate Register.

          "Class C Initial Investor Amount" shall mean the aggregate initial
           -------------------------------
principal amount of the Class C Securities, which is $65,250,000.

          "Class C Interest Shortfall" shall have the meaning provided in
           --------------------------
Section 4.3(c).

          "Class C Investor Amount" means, on any date of determination, an
           -----------------------
amount equal to (a) the Class C Initial Investor Amount minus (b) the aggregate amount of principal payments made to the Class C Holders on or prior to such date, minus (c) the amount of Class C Subordinated Principal Collections used to make payments in respect of the Class A Certificates and Class B Certificates on all prior Distribution Dates that have resulted in a reduction of the Class C Investor Amount, minus (d) an amount equal to the amount by which the Class C Investor Amount has been reduced on all prior Distribution Dates in respect of the Class A Allocable Amount, the Class B Allocable Amount and the Class C Allocable Amount, plus (e) the sum of the amount of Excess Spread and Shared Excess Finance Charge Collections allocated and available on all prior Distribution Dates for the purpose of reimbursing amounts deducted pursuant to the foregoing clauses (c) and (d) and, without duplication, the aggregate amount of the reductions of the Series Adjustment Amount allocable to the Class C Investor Amount; provided, however, that the Class C Investor Amount may not be reduced below zero.

          "Class C Investor Percentage" shall be calculated by substituting the
           ---------------------------
Class C Adjusted Investor Amount and the Class C Initial Investor Amount in all references to the Adjusted Investor Amount and the Initial Investor Amount, respectively, in the definition of Investor Percentage.

          "Class C Monthly Interest" shall have the meaning specified in Section
           ------------------------
4.3(c).

          "Class C Monthly Principal" shall have the meaning specified in
           -------------------------
Section 4.4(c).

          "Class C Penalty Rate" shall mean the sum of the Class C Rate for the
           --------------------
related Interest Period and 2.00% per annum.

          "Class C Pool Factor" shall mean the seven-digit decimal, which the
           -------------------
Servicer will compute monthly, expressing as of the end of the Monthly Period preceding each Distribution Date , the Class C Investor Amount as a proportion of the Class C Investor Amount as of the Closing Date, which initially shall be 1.0000000.

          "Class C Rate" shall have the per annum rate specified in Exhibit D
           ------------                                             ---------
hereto.

          "Class C Required Amount" shall have the meaning specified in Section
           -----------------------
4.5(c).

          "Class C Securities" shall mean any of the instruments executed by the
           ------------------
Transferor and authenticated by the Trustee, substantially in the form of Exhibit A-3, and which shall represent the interest in the Collateral Interest not represented by the Class D Certificates.

          "Class C Servicing Fee" shall have the meaning specified in Section G
           ---------------------
hereof.

          "Class C Subordinated Principal Collections" means, with respect to
           ------------------------------------------
any Monthly Period, an amount equal to the product of (i) the applicable Class C Investor Percentage with respect to Collections of Principal Receivables and
(ii) the aggregate amount of Collections of Principal Receivables for such Monthly Period.

          "Class D Adjustment Amount" shall mean with respect to each
           -------------------------
Distribution Date, an amount equal to the product of (i) the Series Adjustment Amount for Series 2001-2 with respect to the related Monthly Period and (ii) the percentage equivalent of a fraction the numerator of which is the average Class D Investor Amount and the denominator of which is the average Adjusted Investor Amount, each during the related Monthly Period.

          "Class D Allocable Amount" shall mean with respect to any Distribution
           ------------------------
Date, the sum of the Class D Investor Default Amount and the Class D Adjustment Amount.

          "Class D Available Funds" means, with respect to any Monthly Period,
           -----------------------
an amount equal to the applicable Class D Investor Percentage of the Collections of Finance Charge Receivables with respect to such Monthly Period and any other amounts that are to be treated as Collections of Finance Charge Receivables in accordance with the Agreement.

          "Class D Certificate" shall mean any one of the Certificates executed
           -------------------
by the Transferor and authenticated by or on behalf of the Trustee, substantially in the form of Exhibit A-4.
                             -----------

          "Class D Certificateholder" shall mean any Person in whose name a
           -------------------------
Class D Certificate is registered in the Certificate Register.

          "Class D Initial Investor Amount" shall mean the aggregate initial
           -------------------------------
principal amount of the Class D Certificates, which is $15,750,000.

          "Class D Investor Amount" means, on any date of determination, an
           -----------------------
amount equal to (a) the Class D Initial Investor Amount, minus (b) the aggregate amount of principal payments made to the Class D Certificateholders prior to such date, minus (c) the amount of Class D Subordinated Principal Collections used to make payments in respect of the Class A Certificates, the Class B Certificates and the Class C Securities on all prior Distribution Dates, minus
(d) an amount equal to the amount by which the Class D Investor Amount has been reduced on all prior Distribution Dates in respect of the Class A Allocable Amount, the Class B Allocable Amount, the Class C Allocable Amount and the Class D Allocable Amount, plus (e) the sum of the amount of Excess Spread and Shared Excess Finance Charge Collections allocated and available on all prior Distribution Dates for the purpose of reimbursing amounts deducted pursuant to the foregoing clauses (c) and (d) and, without duplication, the aggregate amount of the reductions of the Series Adjustment Amount allocable to the Class D Investor Amount; provided, however, that the Class D Investor Amount may not be reduced below zero.

          "Class D Investor Charge Offs" shall have the meaning specified in
           ----------------------------
Section 4.7(c).

          "Class D Investor Default Amount" shall mean, with respect to each
           -------------------------------
Distribution Date, an amount equal to the product of (i) the Default Amount for the related Monthly Period and (ii) the Class D Investor Percentage applicable to Allocable Amounts for such Monthly Period.

          "Class D Investor Percentage" shall be calculated by substituting the
           ---------------------------
Class D Investor Amount and the Class D Initial Investor Amount in all references to the Adjusted Investor Amount and the Initial Investor Amount, respectively, in the definition of Investor Percentage.

          "Class D Monthly Interest" shall be zero.
           ------------------------

          "Class D Monthly Principal" shall have the meaning specified in
           -------------------------
Section 4.4(d).

          "Class D Pool Factor" shall mean the seven-digit decimal, which the
           -------------------
Servicer will compute monthly, expressing as of the end of the Monthly Period preceding each Distribution Date, the Class D Investor Amount as a proportion of the Class D Investor Amount as of the Closing Date, which initially shall be 1.0000000.

          "Class D Servicing Fee" shall have the meaning specified in Section G.
           ---------------------

          "Class D Subordinated Principal Collections" means, with respect to
           ------------------------------------------
any Monthly Period, an amount equal to the product of (i) the applicable Class D Investor Percentage with respect to Collections of Principal Receivables and
(ii) the aggregate amount of Collections of Principal Receivables for such Monthly Period.

          "Closing Date" shall mean July 17, 2001.
           ------------

          "Collateral Interest Charge Off" shall mean the sum of the Class C
           ------------------------------
Charge Off and the Class D Investor Charge Off.

          "Collateral Interest" shall mean a fractional undivided interest in
           -------------------
the Trust which shall consist of the right to receive, to the extent necessary to make the required payments to the Collateral Interest under this Series Supplement, the portion of Collections allocable thereto under the Agreement and this Series Supplement, funds held in the Spread Account for the sole benefit of the Class C Securities, funds held in the Collection Account allocable to the Class C Securities and the Class D Certificates thereto pursuant to the Agreement and this Series Supplement and, subject to the respective rights of the Series 2001-2 Certificateholders with respect thereto, funds held in the Reserve Account.

          "Collateral Interest Adjusted Amount" means, for any Determination
           -----------------------------------
Date, an amount equal to the sum of the Class C Adjusted Investor Amount and the Class D Investor Amount as of such Determination Date.

          "Collateral Interest Adjustment Amount" shall mean, with respect to
           -------------------------------------
each Distribution Date, the sum of the Class C Adjustment Amount and the Class D Adjustment Amount as of such Distribution Date.

          "Collateral Interest Allocable Amount" shall mean, with respect to any
           ------------------------------------
Distribution Date, the sum of the Class C Allocable Amount and the Class D Allocable Amount.

          "Collateral Interest Amount" shall mean, as of any date of
           --------------------------
determination, the sum of the Class C Investor Amount and the Class D Investor Amount.

          "Collateral Interest Default Amount" shall mean, with respect to each
           ----------------------------------
Distribution Date, an amount equal to the sum of the Class C Investor Default Amount and the Class D Investor Default Amount as of such Distribution Date.

          "Collateral Interest Monthly Principal" shall mean the sum of the
           -------------------------------------
Class C Monthly Principal and the Class D Monthly Principal.

          "Collateral Interest Percentage" shall mean the sum of the Class C
           ------------------------------
Investor Percentage and the Class D Investor Percentage.

          "Collateral Interest Pool Factor," shall mean the seven-digit decimal,
           -------------------------------
which the Servicer will compute monthly, expressing as of the end of the Monthly Period preceding each Distribution Date, the Collateral Interest Amount as a proportion of the Collateral Interest Amount as of the Closing Date, which initially shall be 1.0000000.

          "Collateral Interest Servicing Fee" shall have the meaning specified
           ---------------------------------
in Section G hereof.

          "Collateral Monthly Interest" shall mean the sum of the Class C
           ---------------------------
Monthly Interest and the Class D Monthly Interest.

          "Collateral Required Amount" shall mean, as of any date of
           --------------------------
determination, the sum of the Class C Required Amount and the Class D Allocable Amount.

          "Collateral Subordinated Principal Collections" shall mean, with
           ---------------------------------------------
respect to any Monthly Period, an amount equal to the sum of the Class C Subordinated Principal Collections and the Class D Subordinated Principal Collections for such Monthly Period.

          "Controlled Accumulation Amount" shall mean for any Distribution Date
           ------------------------------
with respect to the Accumulation Period, $36,187,500; provided, however, if the Accumulation Period Length shall be determined to be less than 12 months in accordance with Section 4.15, the Controlled Accumulation Amount shall be equal to (i) the product of (x) the Initial Investor Amount minus the Class D Initial Investor Amount, and (y) the Accumulation Period Factor for such Monthly Period divided by (ii) the Required Accumulation Factor Number.

          "Controlled Deposit Amount" shall mean, for any Distribution Date with
           -------------------------
respect to the Accumulation Period, an amount equal to the sum of the Controlled Accumulation Amount for such Distribution Date and any Deficit Controlled Accumulation Amount for the immediately preceding Distribution Date.

          "Covered Amount" shall mean an amount, determined as of each
           --------------
Distribution Date with respect to any Interest Period, equal to the sum of (a) the product of (i) a fraction, the numerator of which is the actual number of days in such Interest Period and the denominator of which is 360, times (ii) the Class A Certificate Rate in effect with respect to such Interest Period, times
(iii) the aggregate amount on deposit in the Principal Account with respect to Class A Monthly Principal as of the Record Date preceding such Distribution Date, plus (b) the product of (i) a fraction, the numerator of which is the actual number of days in such Interest Period and the denominator of which is 360, times (ii) the Class B Certificate Rate in effect with respect to such Interest Period times (iii) the aggregate amount on deposit in the Principal Account with respect to Class B Monthly Principal as of the Record Date preceding such Distribution Date, plus, (c) the product of (i) a fraction, the numerator of which is the actual number of days in such Interest Period and the denominator of which is 360, times (ii) the Class C Rate in effect with respect to such Interest Period, times (iii) the aggregate amount on deposit in the Principal Account with respect to Class C Monthly Principal as of the Record Date preceding such Distribution Date.

          "Defaulted Receivables" shall mean, for any Monthly Period, the
           ---------------------
Principal Receivables in Accounts which became Defaulted Accounts during such Monthly Period.

          "Deficit Controlled Accumulation Amount" shall mean (a) on the first
           --------------------------------------
Distribution Date with respect to the Accumulation Period, the excess, if any, of the Controlled Accumulation Amount for such Distribution Date over the amount deposited into the Principal Account for such Distribution Date, and (b) on each subsequent Distribution Date with respect to the Accumulation Period, the excess, if any, of the applicable Controlled Deposit Amount for such subsequent Distribution Date over the amount deposited into the Principal Account for such subsequent Distribution Date.

          "Excess Spread" shall mean, with respect to any Distribution Date, the
           -------------
sum of the amounts, if any, specified pursuant to Sections 4.6(a)(iv), 4.6(b)(iii), 4.6(c)(ii), 4.6(d)(ii) and 4.12(b) with respect to such Distribution Date.

          "Excess Spread Percentage" means, for any Monthly Period, the amount
           ------------------------
(expressed as a percentage), if any, by which (i) the Portfolio Yield (including for this purpose, any Shared Excess Finance Charge Collections allocated to Series 2001-2 during such Monthly Period) for such Monthly Period exceeds (ii) the Base Rate for such Monthly Period.

          "Expected Payment Date" shall mean the July 17, 2006 Distribution
           ---------------------
Date.

          "Finance Charge Shortfall" shall have the meaning specified in Section
           ------------------------
4.11.

          "Fitch" shall mean Fitch, Inc.
           -----

          "Initial Investor Amount" shall mean the aggregate initial principal
           -----------------------
amount of the Series 2001-2 Certificates, which is $450,000,000.

          "Interest Period" shall mean, with respect to any Distribution Date,
           ---------------
the period beginning on and including the Distribution Date immediately preceding such

Distribution Date (or, in the case of the first Distribution Date, from and including the Closing Date) to, but excluding, such Distribution Date.

          "Investor Amount" shall mean, as of any date of determination, an
           ---------------
amount equal to the sum of the Class A Investor Amount, the Class B Investor Amount and the Collateral Interest Amount, in each case as of such date.

          "Investor Default Amount" shall mean, with respect to any Distribution
           -----------------------
Date, an amount equal to the product of (a) the Default Amount for the immediately preceding Monthly Period and (b) the applicable Investor Percentage applicable to Allocable Amounts for such Monthly Period. The Servicer will calculate the Investor Default Amount on each Determination Date for the preceding Monthly Period. The Investor Default Amount will be allocated among the Class A Investor Default Amount, the Class B Investor Default Amount and the Collateral Interest Default Amount.

          "Investor Monthly Servicing Fee" shall have the meaning specified in
           ------------------------------
Section G hereof.

          "Investor Percentage" shall mean:
           -------------------

          (a) with respect to (A) Principal Receivables during any Monthly Period with respect to the Revolving Period, (B) Finance Charge Receivables during any Monthly Period other than during a Rapid Amortization Period, and (C) the Allocable Amount during any Monthly Period, the percentage equivalent of a fraction, the numerator of which is equal to the average Adjusted Investor Amount during the immediately preceding Monthly Period and the denominator of which is the greater of (i) the sum of the Aggregate Principal Receivables and the amount in the Excess Funding Account, in each case at the close of business on the last day of the immediately preceding Monthly Period and (ii) the sum of the numerators used to calculate the applicable investor percentages with respect to Principal Receivables, Finance Charge Receivables or the Allocable Amounts, as applicable, for all Series outstanding as of the date on which such determination is being made;

          (b) with respect to Finance Charge Receivables (and any other amounts treated as Finance Charge Receivables) during any Monthly Period during a Rapid Amortization Period, the percentage equivalent of a fraction the numerator of which is equal to the Adjusted Investor Amount as of the last day of the Revolving Period (or after the close of business on the day preceding the onset of the Rapid Amortization Period if a Pay Out Event occurs during the Accumulation Period) and the denominator of which is the greater of (i) the sum of the Aggregate Principal Receivables and the amount in the Excess Funding Account, in each case at the close of business on the last day of the immediately preceding Monthly Period and (ii) the sum of the numerators used to calculate the investor percentages with respect to Finance Charge Receivables for all Series outstanding as of the date on which such determination is being made; and

          (c) with respect to Principal Receivables during any Monthly Period with respect to an Amortization Period, the percentage equivalent of a fraction the numerator of which is equal to the Adjusted Investor Amount as of the last day of the Revolving Period and the denominator of which is the greater of (i) the sum of the Aggregate Principal Receivables and the amount in the Excess Funding Account, in each case at the close of business on the last day of the immediately preceding Monthly Period and (ii) the sum of the numerators used to calculate the investor percentages with respect to Principal Receivables for all Series outstanding as of the date on which such determination is being made; provided, however, that if the Series 2001-2 Certificates are paired with a Paired Series and a Rapid Amortization Period commences for such Paired Series, the Transferor may, by written notice to the Trustee, the Servicer and the Rating Agencies, designate a different numerator to be used to determine such percentage, (provided that such numerator is not less than the Adjusted Investor Amount as of the last day of the revolving period for such Paired Series).

          "LIBOR" means, as of any LIBOR Determination Date, the rate for
           -----
deposits in United States dollars for a one-month period which appears on Telerate Page 3750 as of 11:00 A.M., London time, on such date. If such rate does not appear on Telerate Page 3750, the rate for that LIBOR Determination Date will be determined on the basis of the rates at which deposits in United States Dollars are offered by the Reference Banks at approximately 11:00 A.M., London time, on that day to prime banks in the London interbank market for a one-month period. The Trustee will request the principal London office of each of the Reference Banks to provide a quotation of its rate. If at least two such quotations are provided, the rate for that LIBOR Determination Date will be the arithmetic mean of such quotations. If fewer than two quotations are provided, the rate for that LIBOR Determination Date will be the arithmetic mean of the rates quoted by four major banks in New York City, selected by the Servicer, at approximately 11:00 A.M., New York City time, on that day for loans in United States Dollars to leading European banks for a one-month period.

          "LIBOR Determination Date" shall mean July 13, 2001 for the period
           ------------------------
from and including the Closing Date through but excluding August 15, 2001, August 13, 2001 for the period from and including August 15, 2001 through but excluding September 17, 2001, and for each Interest Period thereafter, on the second London business day prior to the Distribution Date on which such Interest Period commences.

          "London business day" means any business day on which dealings in
           -------------------
deposits in United States dollars are transacted in the London interbank market.

          "Minimum Transferor Interest Percentage" shall have the meaning
           --------------------------------------
specified in Section C.

          "Monthly Interest" shall mean, with respect to any Distribution Date,
           ----------------
the sum of the Class A Monthly Interest, the Class B Monthly Interest and the Class C Monthly Interest for such Distribution Date.

          "Paired Series" shall have the meaning specified in Section L2.
           -------------

          "Portfolio Adjusted Yield" shall mean, with respect to any Monthly
           ------------------------
Period, the Portfolio Yield with respect to such Monthly Period minus the Base Rate with respect to such Monthly Period.

          "Portfolio Yield" shall mean, with respect to any Monthly Period, the
           ---------------
annualized percentage equivalent of a fraction, the numerator of which is (x) the sum of (i) the amount of collections of Finance Charge Receivables and Shared Excess Finance Charge Collections allocated to Series 2001-2 for such Monthly Period (provided, however, that Shared Excess Finance Charge Collections will be excluded from the Portfolio Yield if the Rating Agency Condition with respect to Standard & Poor's is not otherwise satisfied) plus (ii) the amount of investment earnings (net of investment expenses and losses), if any, on the Principal Account and Reserve Account balances, plus (iii) the amount of funds withdrawn from the Reserve Account minus (iv) an amount equal to the Default Amount allocable to Series 2001-2 for such Monthly Period, and the denominator of which is (y) the average Investor Amount during the related Monthly Period.

          "Principal Account" shall have the meaning specified in Section
           -----------------
4.13(a).

          "Principal Account Balance" shall mean, with respect to any date of
           -------------------------
determination during the Accumulation Period, the amount, if any, of funds held in the Principal Account on such date of determination.

          "Principal Investment Proceeds" shall have the meaning specified in
           -----------------------------
Section 4.13(b).

          "Principal Shortfall" shall have the meaning specified in Section
           -------------------
4.10.

          "Qualified Maturity Agreement" means an agreement between the
           ----------------------------
Transferor and a Qualified Maturity Agreement Provider under which the Qualified Maturity Agreement Provider agrees to deposit into the Principal Account on or before the Expected Payment Date, an amount equal to the aggregate outstanding principal balance of the Class A Certificates, the Class B Certificates and the Class C Securities on such date; provided that the amount to be deposited may be reduced by any amount funded, at the election of the Transferor, from any source, including, without limitation, the proceeds of a new Series on or before the Expected Payment Date and by any amount on deposit in the Principal Account.

          "Qualified Maturity Agreement Provider" means a Qualified Institution
           -------------------------------------
that is a counterparty to the Qualified Maturity Agreement; provided, however, for purposes of this definition only, the ratings required in clause (i) of the definition of Qualified Institution shall be at least A-1, P-1 and F-1 for short-term unsecured debt or certificates of deposit or A, A2 and A for long-term unsecured debt (Standard & Poor's, Moody's and Fitch, respectively).

          "Rapid Amortization Period" shall mean the period commencing at the
           -------------------------
close of business on the day on which a Pay Out Event with respect to Series 2001-2 has occurred, and ending on the first to occur of (a) the payment in full of the Investor Amount or (b) the Stated Series Termination Date.

          "Rating Agencies" shall mean Moody's, Standard & Poor's, Fitch, and,
           ---------------
if applicable, such other nationally recognized statistical rating organization that has rated the Certificates at the request of the Company.

          "Reallocated Principal Collections" shall mean, with respect to any
           ---------------------------------
Monthly Period, an amount equal to the sum of Class B Subordinated Principal Collections and Collateral Subordinated Principal Collections for such Monthly Period.

          "Record Date" shall mean, with respect to Series 2001-2, the close of
           -----------
business on the last Business Day preceding any Distribution Date.

          "Reference Banks" shall mean four major banks in the London interbank
           ---------------
market selected by the Servicer.

          "Required Accumulation Factor Number" shall be a fraction, rounded
           -----------------------------------
upwards to the nearest whole number, the numerator of which is one and the denominator of which is equal to the lowest monthly principal payment rate on the Accounts for the 12 months preceding the date of such calculation (or any lower monthly principal payment rate selected by the Servicer at its option in its sole discretion), expressed as a decimal.

          "Required Draw Amount" shall have the meaning specified in Section
           --------------------
4.12(c).

          "Required Reserve Account Amount" shall mean, with respect to any
           -------------------------------
Distribution Date prior to the Reserve Account Funding Date, zero, and on or after the Reserve Account Funding Date, an amount not less than (a) 1.50% of the Investor Amount as of the preceding Distribution Date (after giving effect to all changes therein on such date), (b) any other amount designated by the Transferor; provided, however, that if such designation pursuant to (b) above is of a lesser amount, (i) the Rating Agency Condition shall have been satisfied, and (ii) the Transferor shall have delivered to the Trustee an Officer's Certificate to the effect that, based on the facts known to such officer at such time, in the reasonable belief of such officer, such designation will not cause a Pay Out Event or an event that, after the giving of notice or the lapse of time, would cause a Pay Out Event, to occur with respect to Series 2001-2, (c) if the Accumulation Period is suspended pursuant to Section 4.16, the amount on deposit, if any, in the Reserve Account at the date of such suspension for so long as the Accumulation Period is suspended, or (d) the amount specified in clause (a) above immediately upon the premature termination of a Qualified Maturity Agreement or if the Qualified Maturity Agreement Provider ceases to be qualified as such and a satisfactory replacement is not obtained, as specified in Section 4.16.

          "Required Spread Account Amount" shall mean as of any date of
           ------------------------------
determination an amount equal to the product of (i) the Required Spread Account Percentage as shown in the following table, and (ii) the Investor Amount; provided that the Required Spread Account Amount for the August 15, 2001 Distribution Date shall be zero.

    Average Excess Spread           Required Spread Account
         Percentage                      Percentage
-----------------------------------------------------------
  less than
or equal to 5.5%                             0.0%
-----------------------------------------------------------
 less than           greater
or equal to 5.0% and  than   5.5%            1.0%
-----------------------------------------------------------
 less than           greater
or equal to 4.0% and  than   5.0%            1.5%
-----------------------------------------------------------
 less than           greater
or equal to 3.5% and  than   4.0%            2.0%
-----------------------------------------------------------
 less than           greater
or equal to 3.5%                             4.0%
-----------------------------------------------------------

No amounts shall be held in the Spread Account as of the Closing Date.

          "Required Spread Account Percentage" shall mean, as of any
           ----------------------------------
Distribution Date, the respective percentages specified above under the definition of "Required Spread Account Amount" that are applied to the Investor Amount as of the end of the preceding Monthly Period. Any reduction in the Required Spread Account Percentage resulting from an increase in the Average Excess Spread Percentage will not take effect until the amount on deposit in the Spread Account is greater than or equal to the Required Spread Account Amount for three consecutive Distribution Dates (in which case such reduction will take effect on the third of such Distribution Dates).

          "Reserve Account" shall have the meaning specified in Section 4.14(a).
           ---------------

          "Reserve Account Funding Date" shall mean the Distribution Date with
           ----------------------------
respect to the Monthly Period which commences no later than three (3) months prior to the Accumulation Period, provided that the Reserve Account Funding Date shall be accelerated to (a) the Distribution Date with respect to the Monthly Period which commences no later than four (4) months prior to the Accumulation Commencement Monthly Period if the average of the Portfolio Adjusted Yields for any three (3) consecutive Monthly Periods shall be less than 6.00%; (b) the Distribution Date with respect to the Monthly Period which commences no later than six (6) months prior to the Accumulation Commencement Monthly Period if the average of the Portfolio Adjusted Yields for any three (3) consecutive Monthly Periods shall be less than 3.00%; (c) the Distribution Date which commences no later than nine (9) months prior to the Accumulation Commencement Monthly Period if the average of the Portfolio Adjusted Yields for any three (3) consecutive Monthly Periods shall be less than 2.00%; or (d) the

Distribution Date immediately following the date on which a Qualified Maturity Agreement is terminated and the Transferor is unable to obtain a substitute Qualified Maturity Agreement, or the Qualified Maturity Agreement Provider is no longer qualified as such hereunder.

          "Reserve Account Surplus" shall mean, as of any date of determination,
           -----------------------
the amount, if any, by which the amount held in the Reserve Account exceeds the Required Reserve Account Amount.

          "Reserve Draw Amount" shall mean, with respect to each Distribution
           -------------------
Date relating to the Accumulation Period and the first Special Distribution Date, an amount equal to the excess, if any, of the Covered Amount with respect to such Distribution Date or Special Distribution Date over the Principal Funding Investment Proceeds for such Distribution Date or Special Distribution Date.

          "Revolving Period" shall mean the period beginning on the Closing Date
           ----------------
and ending on the earlier of (a) the close of business on the day the Accumulation Period commences and (b) the close of business on the day the Rapid Amortization Period commences.

          "Series Adjustment Amount" shall mean, with respect to each
           ------------------------
Distribution Date, an amount equal to the product of (i) any unpaid Adjustment Payment Obligation for the related Monthly Period and (ii) the Investor Percentage applicable to allocations of Allocable Amounts during the related Monthly Period, as calculated on the last day of the Monthly Period preceding the related Monthly Period.

          "Series 2001-2" shall mean the Series established hereby, and the
           -------------
terms of which are specified in this Series Supplement.

          "Series 2001-2 Certificate" shall mean the Class A Certificates, the
           -------------------------
Class B Certificates, the Class C Securities and the Class D Certificates.

          "Series 2001-2 Certificateholder" shall mean a Class A
           -------------------------------
Certificateholder, a Class B Certificateholder, a Class C Holder, or a Class D Certificateholder.

          "Servicing Fee" shall mean the amount paid monthly from the Trust to
           -------------
the Servicer and which shall be equal to one-twelfth (/1//12th) of the product of the Servicing Fee Percentage and the average Adjusted Investor Amount during the immediately preceding Monthly Period.

          "Servicing Fee Percentage" shall mean 2.00% per annum.
           ------------------------

          "Shared Excess Finance Charge Collections" shall mean, with respect to
           ----------------------------------------
any Monthly Period, the aggregate amount for all outstanding Series in Group One of Collections of Finance Charge Receivables which the related Supplements specify are to be treated as "Shared Excess Finance Charge Collections" for such Monthly Period.

          "Shared Principal Collections" shall mean, with respect to any Monthly
           ----------------------------
Period, the aggregate amount for all outstanding Series in Group One of Collections of Principal Receivables available after covering required distributions and deposits under each Series Supplement and that are to be treated herein as "Shared Principal Collections" pursuant to Section 4.6(e) and
Section 4.6(f)(v) and in the respective applicable sections of any Supplement for other Series in Group One.

          "Special Distribution Date" shall mean each Distribution Date with
           -------------------------
respect to the Rapid Amortization Period.

          "Spread Account" shall have the meaning specified in Section 4.12(a).
           --------------

          "Stated Series Termination Date" shall mean the December 15, 2009
           ------------------------------
Distribution Date.

          "Telerate Page 3750" shall mean the display page currently so
           ------------------
designated on the Bridge Telerate Service (or such other page as may replace that page on that service for the purpose of displaying comparable rates or prices).

          "Treasury" shall mean the United States Department of the Treasury and
           --------
any successor Governmental Authority thereto.

     Section C.  Minimum Transferor Interest Percentage.  The Minimum
                 --------------------------------------
Transferor Interest Percentage applicable to the Series 2001-2 Certificates shall be 0%; provided, however, that (a) the Transferor may, at its option and in its sole discretion, designate a higher percentage as the Minimum Transferor Interest Percentage so long as, after giving effect to such designation and any repurchase of Investor Certificates or designation of Additional Accounts, the Transferor Amount shall equal or exceed the Minimum Transferor Amount and (b) if on any Distribution Date during the Revolving Period (after giving effect to all distributions and adjustments to be made on such Distribution Date), the portion of the Class D Investor Amount owned by the Transferor is less than 2.00% of the Investor Amount and the Minimum Transferor Interest Percentage is less than
                ---
2.00%, the Transferor shall, on or before the last day of the second Monthly Period following the Monthly Period in which such Distribution Date occurred (unless the portion of the Class D Investor Amount owned by the Transferor shall then equal or exceed 2.00% of the Investor Amount), (i) repurchase or otherwise repay Investor Certificates (to the extent permitted by any Supplement) or designate Additional Accounts to the extent necessary to permit the designation of a Minimum Transferor Interest Percentage of 2.00% without causing the Transferor Amount to be less than the Minimum Transferor Amount and (ii) upon compliance with clause (i), designate 2.00% as the Minimum Transferor Interest Percentage. In the event that the Transferor shall have designated a Minimum Transferor Interest Percentage in excess of 0%, the Transferor may, during the Revolving Period, designate a lower percentage (but not less than 0%) if the portion of the Class D Investor Amount owned by the Transferor as a percentage of the Investor Amount averaged over the three Distribution Dates preceding such designation (after giving effect to all distributions and adjustments made on each such Distribution Date) shall equal or exceed 4.00 %; provided, however, that such lower percentage may not be less than 2.00% if the portion of the Class D Investor Amount owned by the Transferor as a percentage of the Investor Amount on the Distribution Date preceding such designation (after giving effect to all distributions and adjustments made on such Distribution Date) shall not equal or exceed 2.00%.

     Section D.  Optional Purchase; Reassignment and Transfer Terms.  All the
                 --------------------------------------------------
Series 2001-2 Certificates may be repurchased by, and reassigned and transferred to, the Transferor in the Transferor's sole discretion, on any Distribution Date on or after the Distribution Date on which the sum of the Class A Adjusted Investor Amount, the Class B Adjusted Investor Amount, and the portion of the Collateral Interest Adjusted Amount held by parties other than the Transferor or any of its Affiliates is less than or equal to 10% of the sum of the Class A Initial Investor Amount, the Class B Initial Investor Amount, and the portion of the maximum amount of the Collateral Interest Amount held by parties other than the Transferor or any of its affiliates since the Closing Date. The repurchase price for the Series 2001-2 Certificates will be equal to (a) the Adjusted Investor Amount, plus (b) accrued and unpaid interest on the 2001-2 Certificates, less (c) the amount held in the Collection Account allocable to Series 2001-2 to be applied other than to deposits to the Reserve Account, with any excess payable to the Transferor as holder of the Exchangeable Transferor Certificate. The provisions of this Section are subject to the provisions of
Section 12.2 of the Agreement.

     Section E.  Delivery and Payment for the Certificates.  The Trustee shall
                 -----------------------------------------
deliver the Series 2001-2 Certificates when authenticated in accordance with
Section 6.2 of the Agreement. The Class C Securities and the Class D Certificates have not been registered under the Securities Act or any state or foreign securities laws, and shall bear legends appropriately limiting their transfer in accordance herewith and applicable securities laws.

     Section F.  Form of Delivery of the Series 2001-2 Certificates.  The Class
                 --------------------------------------------------
A Certificates, the Class B Certificates and the Class C Securities shall be delivered as provided in Section 6.11 of the Agreement. The Class A Certificates, the Class B Certificates and the Class C Securities will initially be held by the Trustee as custodian for The Depository Trust Company, and will be registered in the name of Cede & Co., as nominee of The Depository Trust Company.

     Section G.  Servicing Compensation.  The share of the Monthly Servicing Fee
                 ----------------------
allocable to the Series 2001-2 Certificateholders with respect to any Distribution Date (the "Investor Monthly Servicing Fee") shall be equal to one-
                        ------------------------------
twelfth (1/12th) of the product of (a) the Servicing Fee Percentage and (b) each of the average Class A Adjusted Investor Amount, the average Class B Adjusted Investor Amount and the average Collateral Interest Adjusted Amount, respectively, during the immediately preceding Monthly Period; provided, however, with respect to the first Distribution Date, the Investor Monthly Servicing Fee shall be equal to $375,000. The share of the Investor Monthly Servicing Fee allocable to the Class A Certificateholders with respect to any

Distribution Date (the "Class A Servicing Fee") shall be equal to the product of
                        ---------------------
(a) one-twelfth (1/12th) of the Servicing Fee Percentage and (b) the average Class A Adjusted Investor Amount; provided, however, that with respect to the first Distribution Date, the Class A Servicing Fee shall be equal to $277,500. The share of the Investor Monthly Servicing Fee allocable to the Class B Certificateholders with respect to any Distribution Date (the "Class B Servicing
                                                               -----------------
Fee") shall be equal to the product of (a) one-twelfth (1/12th) of the
---
Servicing Fee Percentage and (b) the average Class B Adjusted Investor Amount; provided, however, that with respect to the first Distribution Date, the Class B Servicing Fee shall be equal to $30,000. The share of the Investor Monthly Servicing Fee allocable to the Collateral Interest with respect to any Distribution Date (the "Collateral Interest Servicing Fee") shall be equal to
                        ---------------------------------
the product of (a) one-twelfth (1/12th) of the Servicing Fee Percentage  and
(b) the average Collateral Interest Adjusted Amount; provided, however, that with respect to the first Distribution Date, the Collateral Interest Servicing Fee shall be equal to $67,500. The Collateral Interest Servicing Fee shall be subdivided into the Class C Servicing Fee and the Class D Servicing Fee. The share of the Collateral Interest Servicing Fee allocable to the Class C Holders (the "Class C Servicing Fee") with respect to any Distribution Date shall be
      ---------------------
equal to one-twelfth (1/12th) of the product of (a) the Servicing Fee
Percentage and (b) the average Class C Adjusted Investor Amount; provided, however, with respect to the first Distribution Date, the Class C Servicing Fee shall be equal to $54,375. The share of the Collateral Interest Servicing Fee allocable to the Class D Certificateholders (the "Class D Servicing Fee") with
                                                  ---------------------
respect to any Distribution Date shall be equal to one-twelfth (1/12th) of the product of (a) the Servicing Fee Percentage and (b) the average Class D Investor Amount; provided, however, with respect to the first Distribution Date, the Class D Servicing Fee shall be equal to $13,125.

     The Class A Servicing Fee, the Class B Servicing Fee and the Collateral Interest Servicing Fee (including the Class C Servicing Fee and the Class D Servicing Fee) shall be payable solely to the extent amounts are available for distribution in respect thereof pursuant to this Series Supplement. The remainder of the Monthly Servicing Fee shall be paid from amounts allocable to other Series (as provided in the Agreement and the Supplements relating to such other Series) or by the Transferor and in no event shall the Trust, the Trustee or the Series 2001-2 Certificateholders be liable for the share of the Monthly Servicing Fee to be paid from amounts allocable to any other Series or by the Transferor.

     Section H.  Article IV of the Agreement.  Any provisions of Article IV of
                 ---------------------------
the Agreement which distribute Collections to the Transferor on the basis of the Transferor Percentage shall continue to apply irrespective of the issuance of the Series 2001-2 Certificates. Section 4.1 of the Agreement shall read in its entirety as provided in the Agreement. Article IV of the Agreement (except for Section 4.1) as it relates to Series 2001-2 shall read in its entirety as follows:

                                  ARTICLE IV

                Rights of Series 2001-2 Certificateholders and
                ----------------------------------------------
                   Allocation and Application of Collections
                   -----------------------------------------

     Section 4.2.  Collections and Allocations.
                   ----------------------------

     (a) The Servicer shall apply, or shall instruct the Trustee to apply, all Collections, and other funds held in the Collection Account that are allocated to Series 2001-2 as described in this Article IV. Provided that daily deposits of Collections into the Collection Account are required pursuant to Section 4.1(f) of the Agreement, the applicable Investor Percentage of Finance Charge Collections shall be deposited into the Collection Account on a daily basis. If the amount on deposit in the Collection Account in respect of the applicable Investor Percentage of Finance Charge Collections is less than the sum of: (i) the sum of Class A Monthly Interest, Class B Monthly Interest and Class C Monthly Interest due on the next succeeding Distribution Date, (ii) if Saks is no longer the Servicer, the Servicing Fee due on the next succeeding Distribution Date, and (iii) an amount equal to the product of (a) the Default Amount allocated to Series 2001-2 for the immediately preceding Monthly Period and (b) a factor of 1.80, or such lesser factor as may be determined by the Servicer subject to the Rating Agency Condition with respect to Standard & Poor's, then Class B Subordinated Principal Collections and Collateral Subordinated Principal Collections shall also be deposited into the Collection Account until such time that such deficiency is eliminated.

     (b) During the Revolving Period, so long as the Collateral Interest Adjusted Amount divided by the Adjusted Investor Amount is greater than or equal to 18%, Collections of Principal Receivables allocable to Series 2001-2, other than the amounts described in subsection 4.2(a), need not be deposited into the Collection Account on a daily basis during such Monthly Period; provided, however, that in the event that the Minimum Transferor Amount exceeds the Transferor Amount on any date, such Collections of Principal Receivables allocable to Series 2001-2 (other than amounts deposited pursuant to the preceding paragraph) shall be deposited into the Excess Funding Account until the Transferor Amount equals the Minimum Transferor Amount; and provided, further, that on any date on which the sum of the Aggregate Principal Receivables and the Excess Funding Amount is less than the Aggregate Adjusted Investor Amount, such Collections of Principal Receivables shall be deposited into the Collection Account on a daily basis until (unless otherwise required herein) such time that the sum of the Aggregate Principal Receivables and the Excess Funding Amount is greater than or equal to the Aggregate Adjusted Investor Amount.

     (c) During the Accumulation Period, so long as the Collateral Interest Adjusted Amount divided by the Adjusted Investor Amount is greater than or equal to 18%, after an amount of Collections of Principal Receivables allocable to Series 2001-2 equal to the Controlled Deposit Amount with respect to each Monthly Period has been deposited into the Collection Account, Collections of Principal Receivables allocable to Series 2001-2 with respect to each Monthly Period need not be deposited into the Collection Account on a daily basis during such Monthly Period (subject to the provisions of subsection 4.2(a)); provided, however, that in the event that the Minimum Transferor Amount exceeds the Transferor Amount on any date, such remaining Collections of Principal Receivables shall be deposited into the Excess Funding Account until the Transferor Amount equals the Minimum Transferor Amount; and, provided, further, that on any date on which the sum of the Aggregate Principal Receivables and the Excess Funding Amount is less than the Aggregate Adjusted Investor Amount, such Collections of Principal Receivables shall be deposited into the Collection Account on a daily basis until (unless otherwise required herein) such time that the sum of the Aggregate Principal Receivables and the Excess Funding Amount is greater than or equal to the Aggregate Adjusted Investor Amount.

     (d) Notwithstanding any of the foregoing provisions of this Section 4.2, the Servicer need not make daily deposits of Collections into the Collection Account at any time when the requirements of Section 4.1(f) of the Agreement are satisfied.

     Section 4.3  Determination of Monthly Interest.
                  ---------------------------------

          (a) The amount of monthly interest ("Class A Monthly Interest")
                                               ------------------------
distributable from the Collection Account with respect to the Class A Certificates on any Distribution Date shall be an amount equal to the product of
(i) the Class A Certificate Rate for the related Interest Period, (ii) the actual number of days in such Interest Period divided by 360, and (iii) the outstanding principal amount of the Class A Certificates as of the preceding Record Date; provided, however, with respect to the first Distribution Date, Class A Monthly Interest shall be equal to $1,091,422.

          On the Determination Date preceding each Distribution Date, the Servicer shall determine the excess, if any (the "Class A Interest Shortfall"),
                                                  --------------------------
of (x) the Class A Monthly Interest for such Distribution Date over (y) the aggregate amount of funds allocated and available to pay such Class A Monthly Interest on such Distribution Date. If the Class A Interest Shortfall with respect to any Distribution Date is greater than zero, an additional amount ("Class A Additional Interest") equal to the product of (i) the Class A Penalty
  ---------------------------
Rate for the related Interest Period, and (ii) such Class A Interest Shortfall (or the portion thereof which has not theretofore been paid to Class A Certificateholders), shall be payable as provided herein with respect to the Class A Certificates on each Distribution Date following such Distribution Date to but excluding the Distribution Date on which such Class A Interest Shortfall is paid to Class A Certificateholders. Such Class A Additional Interest shall be calculated in the same manner as Class A Monthly Interest. Notwithstanding anything to the contrary herein, Class A Additional Interest shall be payable or distributed to Class A Certificateholders only to the extent permitted by applicable law.

          (b)  The amount of monthly interest ("Class B Monthly Interest")
                                                ------------------------
distributable from the Collection Account with respect to the Class B Certificates on any Distribution Date shall be an amount equal to the product of
(i) the Class B Certificate Rate for the related Interest Period, (ii) the actual number of days in such Interest Period divided by 360, and (iii) the outstanding principal amount of the Class B Certificates as of the preceding Record Date; provided, however, with respect to the first Distribution Date, Class B Monthly Interest shall be equal to $129,884.

          On the Determination Date preceding each Distribution Date, the Servicer shall determine the excess, if any (the "Class B Interest Shortfall"),
                                                  --------------------------
of (x) the Class B Monthly Interest for such Distribution Date over (y) the aggregate amount of funds allocated and available to pay such Class B Monthly Interest on such Distribution Date. If the Class B Interest Shortfall with respect to any Distribution Date is greater than zero, an additional amount ("Class B Additional Interest") equal to the product of (i) the Class B Penalty
  ---------------------------
Rate for the related Interest Period, and (ii) such Class B Interest Shortfall (or the portion thereof which has not theretofore been paid to Class B Certificateholders), shall be payable as provided herein with respect to the Class B Certificates on each Distribution Date following such Distribution Date to but excluding the Distribution Date on which such Class B Interest Shortfall is paid to Class B Certificateholders. Such Class B Additional Interest shall be calculated in the same manner as Class B Monthly Interest. Notwithstanding anything to the contrary herein, Class B Additional Interest shall be payable or distributed to Class B Certificateholders only to the extent permitted by applicable law.

          (c)  The amount of monthly interest ("Class C Monthly Interest")
                                                ------------------------
distributable from the Collection Account with respect to the Class C Securities on any Distribution Date shall be an amount equal to the product of (i) the outstanding principal amount of the Class C Securities as of the preceding Record Date, (ii) the Class C Rate for the related Interest Period, and (iii) a fraction, the numerator of which is the actual number of days in such Interest Period and the denominator of which is 360; provided, however, with respect to the first Distribution Date, the Class C Monthly Interest shall be equal to the amount specified in Exhibit D hereto.
                    ---------

          On the Determination Date preceding each Distribution Date, the Servicer shall determine the excess, if any (the "Class C Interest Shortfall"),
                                                  --------------------------
of (x) the Class C Monthly Interest for such Distribution Date over (y) the aggregate amount of funds allocated and available to pay such Class C Monthly Interest on such Distribution Date. If the Class C Interest Shortfall with respect to any Distribution Date is greater than zero, an additional amount ("Class C Additional Interest") equal to the product of (i) the Class C Penalty
  ---------------------------
Rate for the related Interest Period, and (ii) such Class C Interest Shortfall (or the portion thereof which has not theretofore been paid to the Class C Holders) shall be payable as provided herein with respect to the Class C Securities on each Distribution Date following such Distribution Date to but excluding the Distribution Date on which such Class C Interest Shortfall is paid to the Class C Holders. Such Class C Additional Interest shall be calculated in the same manner as Class C Monthly Interest. Notwithstanding anything to the contrary herein, Class C Additional Interest shall be payable or distributed to the Holder only to the extent permitted by applicable law.

          (d) Since the Class D Monthly Interest is zero, no monthly interest shall be distributable from the Collection Account with respect to the Class D Certificates on any Distribution Date.

     Section 4.4  Determination of Monthly Principal.
                  ----------------------------------

          (a) During the Amortization Period, the amount of monthly principal ("Class A Monthly Principal") distributable to Class A Certificateholders
  -------------------------
(during the Rapid Amortization Period) or available for deposit into the Principal Account (during the Accumulation Period), from the Collection Account with respect to the Class A Certificates on each Distribution Date shall be equal to the least of (x) the Available Principal Collections held in the Collection Account and available for distribution with respect to such Distribution Date, (y) for each Distribution Date with respect to the Accumulation Period, the Controlled Deposit Amount for such Distribution Date and (z) the Class A Adjusted Investor Amount on such Distribution Date.

          (b)  The amount of monthly principal ("Class B Monthly Principal")
                                                 -------------------------
distributable to Class B Certificateholders (during the Rapid Amortization Period) or available for deposit into the Principal Account (during the Accumulation Period) from the Collection Account with respect to the Class B Certificates on each Distribution Date relating to an Amortization Period, beginning with the Distribution Date on which an amount equal to the Class A Investor Amount has been deposited into the Principal Account (after taking into account deposits to be made on such Distribution Date), or with respect to any Distribution Date relating to the Rapid Amortization Period, beginning with the Distribution Date on which the Class A Certificates will be paid in full (after taking into account payments to be made on such Distribution Date), shall be equal to the least of (i) the Available Principal Collections on deposit in the Principal Account with respect to such Distribution Date (minus the portion of such Available Principal Collections applied to Class A Monthly Principal on such Distribution Date), (ii) for each Distribution Date with respect to the Accumulation Period, the Controlled Deposit Amount for such Distribution Date (minus the Class A Monthly Principal with respect to such Distribution Date) and
(iii) the Class B Adjusted Investor Amount prior to any deposits on such Distribution Date.

          (c)  The amount of monthly principal ("Class C Monthly Principal")
                                                 -------------------------
distributable to Class C Holders (during the Rapid Amortization Period) or available for deposit into the Principal Account from the Collection Account (during the Accumulation Period) with respect to the Class C Securities on each Distribution Date relating to an Amortization Period, beginning with the Distribution Date on which an amount equal to the Class A Investor Amount and the Class B Investor Amount has been deposited into the Principal Account (after taking into account deposits to be made on such Distribution Date), or with respect to any Distribution Date relating to the Rapid Amortization Period beginning with the Distribution Date on which the Class A Certificates and the Class B Certificates will be paid in full (after taking into account payments to be made on such Distribution Date), shall be equal to the least of (i) the Available Principal Collections on deposit in the Collection Account and available for distribution with respect to such Distribution Date (minus the portion of such Available Principal Collections applied to Class A Monthly Principal and Class B Monthly Principal on such Distribution Date), (ii) for each Distribution Date with respect to the Accumulation Period, the Controlled

Deposit Amount for such Distribution Date (minus the sum of the Class A Monthly Principal and the Class B Monthly Principal with respect to such Distribution
Date) and (iii) the Class C Adjusted Investor Amount prior to any deposits on such Distribution Date.

          (d) The amount of monthly principal ("Class D Monthly Principal")
                                                -------------------------
distributable to Class D Certificateholders:

          (i) during the Accumulation Period is a portion of any remaining Available Principal Collections on deposit in the Collection Account after application of Class A Monthly Principal, Class B Monthly Principal and Class C Monthly Principal, provided that
               (x) no such allocation and distribution will be made until beginning with the Distribution Date on which an amount equal to the Class A Investor Amount and the Class B Investor Amount has been deposited into the Principal Account (after taking into account deposits to be made on such Distribution Date), and thereafter (y) any such allocation permissible under the preceding clause (x) will be limited so that after each such payment the percentage obtained by dividing the then current Class D Investor Amount by the then current Adjusted Investor Amount will be no less that 3.5%; or

          (ii) with respect to any Distribution Date relating to the Rapid Amortization Period beginning with the Distribution Date on which the Class A Certificates, the Class B Certificates and the Class C securities will be paid in full (after taking into account payments to be made on such Distribution Date), shall be equal to the Available Principal Collections on deposit in the Collection Account and available for distribution with respect to such Distribution Date (minus the portion of such Available Principal Collections applied to Class A Monthly Principal, Class B Monthly Principal and Class C Monthly Principal on such Distribution
               Date).

     Section 4.5  Required Amounts.
                  ----------------

          (a) On each Determination Date, the Servicer shall determine the amount (the "Class A Required Amount"), if any, by which (x) the sum of (i)
             -----------------------
Class A Monthly Interest for the following Distribution Date, (ii) any Class A Monthly Interest previously due but not paid to the Class A Certificateholders on a prior Distribution Date, (iii) any Class A Additional Interest for the following Distribution Date and any Class A Additional Interest previously due but not paid to Class A Certificateholders on a prior Distribution Date, (iv) the Class A Allocable Amount, if any, for such Distribution Date and (v) if Saks is no longer the Servicer, the Class A Servicing Fee for the related Distribution Date and the amount of any Class A Servicing Fee previously due but not distributed to the Servicer on a prior Distribution Date exceeds (y) the Class A Available

Funds with respect to the preceding Monthly Period. In the event that the Class A Required Amount for such Distribution Date is greater than zero, the Servicer shall give written notice to the Trustee of such positive Class A Required Amount on the date of computation and all or a portion of the Excess Spread and the Shared Excess Finance Charge Collections allocable to Series 2001-2 pursuant to Section 4.1(i) of the Agreement and Section 4.8(m) hereof with respect to the related Monthly Period in an amount equal to the Class A Required Amount for such Distribution Date shall be distributed from the Collection Account on such Distribution Date pursuant to Section 4.8(a). In the event that the Class A Required Amount for such Distribution Date exceeds the amount of the Excess Spread and the Shared Excess Finance Charge Collections allocable to Series 200 1-2 with respect to the related Monthly Period, all or a portion of the Reallocated Principal Collections with respect to such Monthly Period in an amount equal to such excess shall be distributed from the Collection Account on such Distribution Date pursuant to Section 4.9(a).

          (b) On each Determination Date, the Servicer shall determine the amount (the "Class B Required Amount"), if any, equal to the sum of (x) the
             -----------------------
amount, if any, by which the sum of (i) Class B Monthly Interest for the following Distribution Date, (ii) any Class B Monthly Interest previously due but not paid to the Class B Certificateholders on a prior Distribution Date,
(iii) any Class B Additional Interest for the following Distribution Date and any Class B Additional Interest previously due but not paid to Class B Certificateholders on a prior Distribution Date and (iv) if Saks is no longer the Servicer, the Class B Servicing Fee for the related Distribution Date and the amount of any Class B Servicing Fee previously due but not distributed to the Servicer on a prior Distribution Date exceeds Class B Available Funds with respect to the preceding Monthly Period and (y) the amount, if any, by which the Class B Allocable Amount, if any, for such Distribution Date exceeds the amount available to make payments with respect thereto pursuant to Section 4.8(d). In the event that the Class B Required Amount for such Distribution Date is greater than zero, the Servicer shall give written notice to the Trustee of such positive Class B Required Amount on the date of computation and all or a portion of the Excess Spread and the Shared Excess Finance Charge Collections allocable to Series 2001-2 pursuant to Section 4.1(i) of the Agreement and Section 4.8(m) hereof with respect to the related Monthly Period shall be distributed from the Collection Account on such Distribution Date pursuant to Sections 4.8(c) and
(d). In the event that the Class B Required Amount for such Distribution Date exceeds such portion of the amounts distributed pursuant to Sections 4.8(c) and
(d), all or a portion of the Reallocated Principal Collections with respect to such Monthly Period (other than the portion of the Reallocated Principal Collections applied to fund the Class A Required Amount and other than Class B Subordinated Principal Collection) in an amount equal to such excess shall be distributed from the Collection Account on such Distribution Date pursuant to
Section 4.9(b).

          (c) On each Determination Date, the Servicer shall determine the amount (the "Class C Required Amount"), if any, equal to the sum of (x) the
             -----------------------
amount, if any, by which the sum of (i) Class C Monthly Interest for the following Distribution Date, (ii) any Class C Monthly Interest previously due but not paid to the Class C Holders on a prior Distribution Date, (iii) any Class C Additional Interest for the following Distribution Date and any Class C Additional Interest previously due but not paid to the Class C Holders on a prior Distribution Date and (iv) if Saks is no longer the Servicer, the Class C Servicing Fee for the related Distribution Date and the amount of any Class C Servicing Fee previously due but not distributed to the Servicer on a prior Distribution Date exceeds the amount available to make payments with respect thereto pursuant to Sections 4.6(c)(i), 4.8(g) and 4.8(h) with respect to the preceding Monthly Period and (y) the amount, if any, by which the Class C Allocable Amount, if any, for such Distribution Date exceeds the amount available to make payments with respect thereto pursuant to
Section 4.8(i). In the event that the Class C Required Amount for such Distribution Date is greater than zero, the Servicer shall give written notice to the Trustee of such positive Class C Required Amount on the date of computation and all or a portion of the Excess Spread and the Shared Excess Finance Charge Collections allocable to Series 2001-2 pursuant to Section 4.1(i) of the Agreement and Section 4.8(m) hereof with respect to the related Monthly Period shall be distributed from the Collection Account on such Distribution Date pursuant to Sections 4.8(g), (h) and (i), and any remaining Class C Required Amount shall be drawn from the Spread Account pursuant to Section 4.12 on such Distribution Date. In the event that the Class C Required Amount for such Distribution Date exceeds such portion of the amounts distributed pursuant to the previous sentence, then Class D Subordinated Principal Collections not required to fund the Class A Required Amount and the Class B Required Amount in an amount equal to such excess shall be distributed from the Collection Account on such Distribution Date.

     Section 4.6  Application of Class A Available Funds, Class B Available
                  ---------------------------------------------------------
Funds, Class C Available Funds, Class D Available Funds and Collections of
--------------------------------------------------------------------------
Principal Receivables.
---------------------

          The Servicer shall apply or shall instruct the Trustee to apply, on each Distribution Date, Class A Available Funds, Class B Available Funds, Class C Available Funds, Class D Available Funds and Collections of Principal Receivables allocable to Series 2001-2 held in the Collection Account with respect to the Monthly Period immediately preceding such Distribution Date to make the following distributions:

          (a) On each Distribution Date, Class A Available Funds with respect to the Monthly Period immediately preceding such Distribution Date shall be distributed in the following priority:

          (i) an amount equal to Class A Monthly Interest for such Distribution Date, plus the amount of any Class A Monthly Interest previously due but not paid to Class A Certificateholders on a prior Distribution Date, plus the amount of any Class A Additional Interest for such Distribution Date and any Class A Additional Interest previously due but not distributed to Class A Certificateholders on a prior Distribution Date, shall be distributed to the Paying Agent for payment to the Class A Certificateholders;

          (ii) if Saks is no longer the Servicer, an amount equal to the Class A Servicing Fee for such Distribution Date, plus the amount of any Class A Servicing Fee previously due but not distributed to the Servicer on a prior Distribution Date, shall be distributed to the Servicer;

         (iii) an amount equal to the Class A Allocable Amount, if any, for such Distribution Date shall be treated as a portion of Available Principal Collections allocable to Series 2001-2 for such Distribution Date; and

          (iv) the balance, if any, shall constitute Excess Spread and shall be allocated and distributed as set forth in Section 4.8.

          (b) On each Distribution Date, Class B Available Funds with respect to the Monthly Period immediately preceding such Distribution Date shall be applied in the following priority:

          (i) an amount equal to the Class B Monthly Interest for such Distribution Date, plus the amount of any Class B Monthly Interest previously due but not distributed to Class B Certificateholders on a prior Distribution Date, plus the amount of any Class B Additional Interest for such Distribution Date and any Class B Additional Interest previously due but not distributed to Class B Certificateholders on a prior Distribution Date, shall be distributed to the Paying Agent for payment to the Class B Certificateholders;

          (ii) if Saks is no longer the Servicer, an amount equal to the Class B Servicing Fee for such Distribution Date, plus the amount of any Class B Servicing Fee previously due but not distributed to the Servicer on a prior Distribution Date, shall be distributed to the Servicer; and

         (iii) the balance, if any, shall constitute Excess Spread and shall be allocated and distributed as set forth in Section 4.8.

          (c) On each Distribution Date, Class C Available Funds with respect to the Monthly Period immediately preceding such Distribution Date shall be applied in the following priority:

          (i) if Saks is no longer the Servicer, an amount equal to the Class C Servicing Fee for such Distribution Date, plus the amount of any Class C Servicing Fee previously due but not distributed to the Servicer on a prior Distribution Date, shall be distributed to the Servicer; and

          (ii) the balance, if any, shall constitute Excess Spread and shall be allocated and distributed as set forth in Section 4.8.

          (d) On each Distribution Date, Class D Available Funds with respect to the Monthly Period immediately preceding such Distribution Date shall be applied in the following priority:

          (i) if Saks is no longer the Servicer, an amount equal to the Class D Servicing Fee for such Distribution Date, plus the amount of any Class D Servicing Fee previously due but not distributed to the Servicer on a prior Distribution Date, shall be distributed to the Servicer; and

          (ii) the balance, if any, shall constitute Excess Spread and shall be allocated and distributed as set forth in Section 4.8.

          (e) On each Distribution Date with respect to the Revolving Period, all such Available Principal Collections, shall be treated as "Shared Principal
                                                               ----------------
Collections" with respect to Group One to be applied in accordance with Section
-----------
4.1(h) (and retained in the Excess Funding Account, if required by such provision).

          (f) On each Distribution Date following the commencement of an Amortization Period, all such Available Principal Collections shall be applied in the following priority:

          (i) an amount equal to Class A Monthly Principal for such Distribution Date shall, during the Accumulation Period, be deposited in the Principal Account for payment to Class A Certificateholders on the earlier to occur of the Expected Payment Date or the first Special Distribution Date or, during the Rapid Amortization Period, be distributed to the Paying Agent for payment to the Class A Certificateholders;

          (ii) an amount equal to Class B Monthly Principal for such Distribution Date shall, during the Accumulation Period, after an amount equal to the Class A Investor Amount has been deposited in the Principal Account, be deposited in the Principal Account for payment to Class B Certificateholders on the earlier to occur of the Expected Payment Date or the first Special Distribution Date or, during the Rapid Amortization Period, be distributed to the Paying Agent for payment to the Class B Certificateholders after the Class A Investor Amount has been paid in full;

         (iii) an amount equal to Class C Monthly Principal for such Distribution Date shall, during the Accumulation Period, after an amount equal to the sum of the Class A Investor Amount and Class B Investor Amount has been deposited in the Principal Account, be deposited in the Principal Account for payment to Class C Holders on the earlier to occur of the Expected Payment Date or the first Special Distribution Date or, during the Rapid Amortization Period, be distributed to the Paying Agent for payment to the Class C Holders after the Class A Investor Amount and the Class B Investor Amount have been paid in full;

          (iv) an amount equal to Class D Monthly Principal shall be distributed to the Paying Agent for payment to the Class C Holders in accordance with Section 4.4(d) herein; and

          (v)  the balance, if any, shall be treated as "Shared Principal
                                                         ----------------
               Collections" as provided in Section 4.1(h) and allocated among
               -----------
               each Series in Group One as specified in each Supplement for Series included in Group One.

               Section 4.7  Defaulted Amounts; Adjustment Amounts; Investor
                            -----------------------------------------------
Charge Offs; Reductions of Adjustment Amounts.
---------------------------------------------

          (a) On each Determination Date, the Servicer shall calculate the Class A Required Amount, if any, for the related Distribution Date. If, on any Distribution Date, the Class A Required Amount for such Distribution Date exceeds the sum of (x) the amount of the Excess Spread and the Shared Excess Finance Charge Collections allocable to Series 2001-2 with respect to such Distribution Date and (y) the amount of Reallocated Principal Collections available pursuant to Section 4.9(a) with respect to the preceding Monthly Period, the Collateral Interest Amount (after giving effect to any reduction thereof pursuant to this Section 4.7) shall be reduced by the amount of such excess, but not by more than the excess of the Class A Allocable Amount for such Distribution Date over the amount of Excess Spread and Shared Excess Finance Charge Collections and the amount of Reallocated Principal Collections used to fund the Class A Allocable Amount for such Distribution Date. In the event that such reduction would cause the Collateral Interest Amount to be a negative number, the Collateral Interest Amount shall be reduced to zero and the Class B Investor Amount (after giving effect to any reduction thereof pursuant to this Section 4.7) shall be reduced by the amount by which the Collateral Interest Amount would have been reduced below zero, but not by more than the excess, if any, of the Class A Allocable Amount for such Distribution Date over the aggregate amount of the reductions, if any, of the Collateral Interest Amount with respect to such Distribution Date and the amount of Excess Spread and Shared Excess Finance Charge Collections and the amount of Reallocated Principal Collections used to fund the Class A Allocable Amount for such Distribution Date. In the event that such reduction would cause the Class B Investor Amount to be a negative number, the Class B Investor Amount shall be reduced to zero, and the Class A Investor Amount shall be reduced by the amount by which the Class B Investor Amount would have been reduced below zero, but not by more than the excess, if any, of the Class A Allocable

Amount for such Distribution Date over the aggregate amount of the reductions, if any, of the Collateral Interest Amount and the Class B Investor Amount for such Distribution Date and the amount of Excess Spread and Shared Excess Finance Charge Collections and the amount of Reallocated Principal Collections used to fund the Class A Allocable Amount for such Distribution Date (a "Class A
                                                                 -------
Investor Charge Off"). Class A Investor Charge Offs shall thereafter be
-------------------
reimbursed and the Class A Investor Amount increased (but not by an amount in excess of the aggregate unreimbursed Class A Investor Charge Offs) on any Distribution Date by (i) the amount of Excess Spread and Shared Excess Finance Charge Collections allocated and available for that purpose pursuant to Section 4.8(b), and (ii) without duplication, the aggregate amount of the reductions of the Series Adjustment Amounts allocable to the Class A Investor Amount pursuant to Section 4.7(e).

          (b) On each Determination Date, the Servicer shall calculate the Class B Required Amount, if any, for the related Distribution Date. If, on any Distribution Date, the Class B Required Amount for such Distribution Date exceeds the sum of (x) the amount of the Excess Spread and the Shared Excess Finance Charge Collections allocable to Series 2001-2 with respect to such Distribution Date which are not used to fund the Class A Required Amount and Class A Investor Charge Offs on the related Distribution Date and (y) the amount of Reallocated Principal Collections (exclusive of Class B Subordinated Principal Collections) which are available to fund the Class B Required Amount on such Distribution Date pursuant to Section 4.9(b), then the Collateral Interest Amount (after giving effect to any reduction thereof pursuant to this
Section 4.7) shall be reduced by the amount of such excess, but not by more than the excess of the Class B Allocable Amount for such Distribution Date over the amount of Excess Spread and Shared Excess Finance Charge Collections and the amount of Reallocated Principal Collections used to fund the Class B Allocable Amount for such Distribution Date. In the event that such reduction would cause the Collateral Interest Amount to be a negative number, the Collateral Interest Amount shall be reduced to zero, and the Class B Investor Amount shall be reduced by the amount by which the Collateral Interest Amount would have been reduced below zero, but not by more than the excess, if any, of the Class B Allocable Amount for such Distribution Date over the aggregate amount of the reductions, if any, of the Collateral Interest Amount with respect to such Distribution Date and the amount of Excess Spread and Shared Excess Finance Charge Collections and the amount of Reallocated Principal Collections used to fund the Class B Allocable Amount for such Distribution Date (a "Class B
                                                                 -------
Investor Charge Off").  Class B Investor Charge Offs shall thereafter be
-------------------
reimbursed and the Class B Investor Amount increased (but not by an amount in excess of the aggregate unreimbursed Class B Investor Charge Offs) on any Distribution Date by (i) the amount of Excess Spread and Shared Excess Finance Charge Collections allocated and available for that purpose pursuant to Section 4.8(f), and (ii) without duplication, the aggregate amount of the reductions of the Series Adjustment Amounts allocable to the Class B Investor Amount pursuant to Section 4.7(e).

          (c) If, on any Distribution Date, the Class C Required Amount exceeds the amount of the Excess Spread and the Shared Excess Finance Charge Collections allocable to Series 2001-2 with respect to such Distribution Date which are not used to fund the Class A Required Amount, Class A Investor Charge Offs, Class B Required Amount, Class B Investor Charge Offs and the Reserve Account on the related Distribution Date and the amounts, if any, in the Spread Account available for the sole benefit of the Class C Securities, then the Collateral Interest Amount shall be reduced by the amount of such excess, but not by more than the excess of the Collateral Interest Allocable Amount for such Distribution Date over the amount of Excess Spread and Shared Excess Finance Charge Collections and the amount withdrawn from the Spread Account and used to fund the Collateral Interest Allocable Amount for such Distribution Date. Collateral Charge Offs shall be allocated first to the Class D Investor Amount, and the Class D Investor Amount shall be reduced by such amount, but not by an amount in excess of the Class D Investor Amount prior to such allocation ("Class
                                                                           -----
D Investor Charge Off").  Any excess of the Collateral Charge Off over the Class
---------------------
D Investor Charge Off shall then be allocated to the Class C Investor Amount in reduction of the Class C Investor Amount ("Class C Charge Off'). Collateral
                                           ------------------
Charge Offs shall thereafter be reimbursed and the Collateral Investor Amount increased (but not by an amount in excess of the aggregate unreimbursed Collateral Charge Offs) on any Distribution Date by (i) the amount of Excess Spread and Shared Excess Finance Charge Collections allocated and available for that purpose pursuant to Section 4.8(j), and (ii) without duplication, the aggregate amount of the reductions of the Series Adjustment Amounts allocable to the Collateral Interest Amount pursuant to Section 4.7(e). Collateral Charge Off reimbursements shall be allocated first to the Class C Investor Amount and second to the Class D Investor Amount in reimbursement thereof.

          (d) Whenever funds or other amounts are available hereunder in respect of the Class A Allocable Amount, the Class B Allocable Amount, or the Collateral Interest Allocable Amount, as the case may be, such funds or other amounts shall be applied first to the elimination of any deficiency resulting from Default Amounts and then to any deficiency resulting from Series Adjustment Amounts.

          (e) Any reduction of the Series Adjustment Amount for Series 2001-2 as a result of the deposit of funds into the Excess Funding Account, the repurchase or other repayment of Investor Certificates or the increase of Principal Receivables in the Trust shall be allocated first to the Class A Certificates, then to the Class B Certificates, then to the Collateral Interest, in each case to the extent of any unreimbursed reduction of the Investor Amount thereof attributable to Series Adjustment Amounts.

          (f) Any reduction or charge off of the Collateral Interest Amount described within this Section 4.7 shall be allocated first to reduce the Class D Investor Amount to not less than zero, and any remaining reductions of the Collateral Interest Amount shall be allocated to reduce the Class C Investor Amount to not less than zero.

          (g) Any reimbursements of the Collateral Interest Amount described within this Section 4.7 shall be allocated first to the Class C Investor Amount in reimbursement thereof, and any remaining reimbursements of the Collateral Interest

Amount thereafter shall be allocated to the Class D Investor Amount in reimbursement thereof.

     Section 4.8  Excess Spread; Shared Excess Finance Charge Collections.
                  -------------------------------------------------------
The Servicer shall apply, or shall instruct the Trustee to apply, on each Distribution Date, Excess Spread and Shared Excess Finance Charge Collections allocable to Series 2001-2 pursuant to Section 4.1(i) with respect to the related Monthly Period, in the following priority:

          (a) an amount up to the Class A Required Amount, if any, with respect to such Distribution Date shall be used to fund any deficiency pursuant to Sections 4.6(a)(i), (ii) and (iii), in that order of priority;

          (b) an amount equal to the aggregate amount of Class A Investor Charge Offs which have not been previously reimbursed shall be treated as a portion of Available Principal Collections allocable to Series 2001-2 for such Distribution Date;

          (c) an amount up to the Class B Required Amount, if any, with respect to such Distribution Date shall be used to fund any deficiency pursuant to Sections 4.6(b)(i) and (ii), in that order of priority;

          (d) an amount equal to the Class B Allocable Amount for such Distribution Date shall be treated as a portion of Available Principal Collections allocable to Series 2001-2 for such Distribution Date;

          (e) an amount equal to the excess, if any, of the Required Reserve Account Amount over the amount held in the Reserve Account shall be deposited into the Reserve Account;

          (f) an amount equal to unreimbursed reductions of the Class B Investor Amount, if any, due to (i) Class B Investor Charge Offs; (ii) allocations of Reallocated Principal Collections for the benefit of the Class A Certificates on all prior Distribution Dates that have resulted in a reduction of the Class B Investor Amount; or (iii) reallocations of the Class B Investor Amount to the Class A Investor Amount as a result of unfunded Class A Allocable Amounts shall each be treated as a portion of Available Principal Collections allocable to Series 2001-2 for such Distribution Date;

          (g) an amount equal to Class C Monthly Interest for such Distribution Date, plus the amount of Class C Monthly Interest previously due but not distributed to the Class C Holders on all prior Distribution Dates, plus the amount of Class C Additional Interest for such Distribution Date and any Class C Additional Interest previously due but not distributed to the Class C Holders shall be distributed to the Class C Holders;

          (h) an amount equal to the Class A Servicing Fee, the Class B Servicing Fee and the Collateral Interest Servicing Fee for such Distribution Date (or if Saks is no longer the Servicer, the portion thereof not paid pursuant to Section 4.6), plus the amount of any Class A Servicing Fee, Class B Servicing Fee, or Collateral Interest Servicing Fee previously due but not distributed to the Servicer on all prior Distribution Dates, shall be distributed to the Servicer;

          (i) an amount equal to the Collateral Interest Allocable Amount for such Distribution Date shall be treated as a portion of Available Principal Collections allocable to Series 2001-2 for such Distribution Date (allocable first to cover the Class C Allocable Amount and allocable second to cover the Class D Allocable Amount);

          (j) an amount equal to the unreimbursed reductions of the Collateral Interest Amount, if any, due to: (i) Collateral Interest Charge Offs; (ii) Reallocated Principal Collections used to make payments in respect of the Class A and Class B Certificates on all prior Distribution Dates that have resulted in a reduction of the Collateral Interest Amount and (iii) reallocations of the Collateral Interest Amount to the Class A Investor Amount or the Class B Investor Amount as a result of unfunded Class A Allocable Amounts or unfunded Class B Allocable Amounts, respectively, will be treated as a portion of Available Principal Collections allocable to Series 2001-2 for such Distribution Date (and with such amount allocable first to the Class C Allocable Amount and second to the Class D Allocable Amount);

          (k) an amount equal to the excess, if any, of the Required Spread Account Amount over the amount held in the Spread Account shall be deposited into the Spread Account;

          (l) an amount equal to the aggregate of any other amounts, if any, due to the Collateral Interest; and

          (m) the balance, if any, shall constitute "Shared Excess Finance Charge Collections" with respect to Group One to be applied in accordance with
Section 4.1(i).

     Section 4.9  Reallocated Principal Collections.  The Servicer shall apply,
                  ---------------------------------
or shall instruct the Trustee to apply, on each Distribution Date, Reallocated Principal Collections (applying all Class D Subordinated Principal Collections prior to applying any Class C Subordinated Principal Collections, and applying all Class C Subordinated Principal Collections prior to applying any Class B Subordinated Principal Collections, and applying no Class B Subordinated Principal Collections with respect to the Class B Required Amount pursuant to clause (b) below and applying no Class B Subordinated Principal Collections or Class C Subordinated Principal Collections with respect to the Class C Required Amount pursuant to clause (c) below) with respect to such Distribution Date, to make the following distributions in the following priority:

          (a) an amount equal to the excess, if any, of (i) the Class A Required Amount, if any, with respect to such Distribution Date over (ii) the sum of the amount of Excess Spread and Shared Excess Finance Charge Collections allocable to Series 2001-2 and applied with respect to the Class A Required Amount with respect to the related

Monthly Period shall be distributed by the Trustee to fund any deficiency pursuant to Sections 4.6(a)(i), (ii) and (iii), in that order of priority;

          (b) an amount equal to the excess, if any, of the Class B Required Amount, if any, with respect to such Distribution Date over the amount of Excess Spread and Shared Excess Finance Charge Collections allocable to Series 2001-2 with respect to the related Monthly Period available in respect of the Class B Required Amount pursuant to Section 4.8(c) and (d) on such Distribution Date shall be distributed by the Trustee to fund any deficiency pursuant to Sections 4.8(c) and (d), in that order of priority; and

          (c) an amount equal to the excess, if any, of (i) the Collateral Required Amount, if any, with respect to such Distribution Date over (ii) the sum of (x) the amount of Excess Spread and Shared Excess Finance Charge Collections allocable to Series 2001-2 with respect to the related Monthly Period available in respect of the Collateral Required Amount pursuant to Sections 4.8(g) and (i) on such Distribution Date and (y) the amounts withdrawn from the Spread Account in respect of the Class C Required Amount with respect to such Distribution Date shall be distributed by the Trustee to fund any deficiency pursuant to Section 4.6(c)(i) and Sections 4.8(g) and (i), in that order of priority.

     Section 4.10  Principal Shortfall.  The "Principal Shortfall" for Series
                   -------------------        -------------------
2001-2 shall be equal to (a) for any Distribution Date with respect to the Revolving Period, zero, (b) for any Distribution Date with respect to the Accumulation Period (on or prior to the Expected Payment Date), the excess, if any, of the Controlled Deposit Amount with respect to such Distribution Date over the amount of Available Principal Collections for such Distribution Date (excluding any portion thereof attributable to Shared Principal Collections), and (c) for each Distribution Date with respect to a Rapid Amortization Period, unless and until the Class D Investor Amount has been paid in full, the excess, if any, of the Investor Amount over the amount of Available Principal Collections for such Distribution Date (excluding any portion thereof attributable to Shared Principal Collections).

     Section 4.11  Finance Charge Shortfall.  The "Finance Charge Shortfall"
                   ------------------------        ------------------------
for Series 2001-2 for any Distribution Date shall be equal to the excess, if any, of (a) the full amount required to be paid, without duplication, pursuant to Sections 4.6(a), 4.6(b), 4.6(c) and 4.6(d) and Sections 4.8 (a)-(m) on such Distribution Date over (b) the Investor Percentage of Collections of Finance Charge Receivables with respect to the related Monthly Period.

     Section 4.12  Spread Account.
                   --------------

          (a) The Servicer shall establish and maintain, in the name of the Trustee, for the benefit of the Series 2001-2 Class C Holders, with a Qualified Institution a segregated trust account (the "Spread Account"), bearing a
                                             --------------
designation clearly indicating that the funds held therein are held for the benefit of the Series 2001-2 Class C Holders. The Spread Account shall initially be established with the Trustee. The

Spread Account shall be under the sole dominion and control of the Trustee, which shall possess all right, title and interest in all funds held from time to time in the Spread Account and in all proceeds thereof for the benefit of the Class C Holders. If, at any time, the institution holding the Spread Account ceases to be a Qualified Institution, the Trustee (or the Servicer on its behalf) shall within five (5) Business Days establish a new Spread Account meeting the conditions specified above with a Qualified Institution and shall transfer any cash and/or any investments to such new Spread Account. The Trustee, at the direction of the Servicer, shall make deposits to and withdrawals from the Spread Account in the amounts and at the times set forth in this Agreement. All withdrawals from the Spread Account shall be made in the priority set forth below.

          (b) Funds held in the Spread Account shall be invested at the direction of the Servicer by the Trustee in Permitted Investments. Funds held in the Spread Account on any Distribution Date, after giving effect to any withdrawals from the Spread Account on such Distribution Date, shall be invested in such investments that will mature so that such funds will be available for withdrawal on or prior to the following Distribution Date. The Trustee shall maintain, for the benefit of the Series 2001-2 Certificateholders, control of the negotiable instruments or securities, if any, evidencing such Permitted Investments. Such control may be maintained through a Clearing Agency or other securities intermediary, which shall agree with the Trustee that (i) such investment property shall at all times be credited to a securities account of the Trustee, (ii) such securities intermediary shall treat the Trustee as entitled to exercise the rights that comprise each financial asset credited to such securities account, (iii) all property credited to such securities account shall be treated as a financial asset, (iv) such securities intermediary shall comply with entitlement orders originated by the Trustee without the further consent of any other person or entity, (v) such securities intermediary shall not agree with any person other than the Trustee to comply with entitlement orders originated by such other person, (vi) such securities intermediary waives any lien on, security interest in, or right of set-off with respect to any property credited to such securities account, and (vii) such agreement shall be governed by the laws of the State of New York. No Permitted Investment shall be disposed of prior to its maturity; provided, however, that the Trustee may sell, liquidate or dispose of any Permitted Investment before its maturity, if so directed by the Servicer, provided the Servicer having reasonably determined that the interest of the Class C Holders may be adversely affected if such Permitted Investment is held to its maturity. The proceeds of any such investments that are sold, liquidated or disposed of shall be invested in such investments that will mature so that funds will be available for withdrawal on or prior to the Distribution Date immediately following the date of such investment. The Trustee shall maintain for the benefit of the Class C Holders possession of the negotiable instruments or securities, if any, evidencing such Permitted Investments. On each Distribution Date, all interest and earnings (net of losses and investment expenses) on funds held in the Spread Account shall be treated as a portion of Excess Spread for such Distribution Date and applied in accordance with Section 4.8.

          (c) On each Determination Date, the Servicer shall calculate the sum of (i) the Class C Required Amount, (ii) the amount, if any, by which the Class C Investor Amount will be reduced pursuant to Section 4.7 (without giving effect to this Section 4.12(c)), and (iii) all unreimbursed reductions of the Class C Investor Amount pursuant to Section 4.7 (the "Required Draw Amount"). In the
                                              --------------------
event that for any Distribution Date, the Required Draw Amount is greater than zero, the Servicer shall give written notice to the Trustee of such positive Required Draw Amount on the related Determination Date. On the Distribution Date, the Required Draw Amount, if any, up to the Available Spread Account Amount, shall be withdrawn from the Spread Account and distributed to fund the above items.

          (d) If the amount in the Spread Account on any Distribution Date exceeds the Required Spread Account Amount, after taking into account all amounts deposited in the Spread Account and distributed therefrom on such Distribution Date, such excess, if any, shall be distributed to the Transferor.

          (e) On the earlier of the Stated Series Termination Date or the Distribution Date on which the Class A Investor Amount and the Class B Investor Amount have been reduced to zero, the Trustee shall withdraw from the Spread Account to pay to the Class C Holders the lesser of (i) the Class C Adjusted Investor Amount plus any other amounts due to the C Class Holders including interest and cumulative unreimbursed Class C Allocable Amounts and (ii) the amount on deposit in the Spread Account and, if the amount on deposit in the Spread Account is not sufficient to cover the amounts on clause (i), investment earnings, if any, on deposit in the Spread Account up to the amount required to cover such amounts.

     Section 4.13  Principal Account.
                   -----------------

          (a) The Servicer shall establish and maintain, in the name of the Trustee, for the benefit of the Series 2001-2 Certificateholders, with a Qualified Institution a segregated trust account (the "Principal Account"),
                                                       -----------------
bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Series 2001-2 Certificateholders. The Principal Account shall initially be established with the Trustee. The Trustee shall possess all right, title and interest in all funds held from time to time in the Principal Account and in all proceeds thereof. The Principal Account shall be under the sole dominion and control of the Trustee for the benefit of the Series 2001-2 Certificateholders. If, at any time, the institution holding the Principal Account ceases to be a Qualified Institution, the Trustee (or the Servicer on its behalf) shall within five (5) Business Days establish a new Principal Account meeting the conditions specified above with a Qualified Institution and shall transfer any cash and/or any investments to such new Principal Account. Pursuant to the authority granted to the Servicer in Section 3.1(b) of the Agreement, the Servicer shall have the power, revocable by the Trustee, to make withdrawals and payments or to instruct the Trustee to make withdrawals and payments from the Principal Account for the purposes of carrying out the Servicer's or the Trustee's duties hereunder.

          (b) Funds held in the Principal Account shall be invested at the direction of the Servicer by the Trustee in Permitted Investments. All such Permitted Investments shall be held by the Trustee for the benefit of the Series 2001-2 Certificateholders; provided, however, that on each Distribution Date all interest and other investment income (net of losses and investment expenses)

("Principal Investment Proceeds") on funds held therein shall be applied as set
-------------------------------
forth in Section 4.13(c) below. Funds held in the Principal Account shall be invested in Permitted Investments that will mature so that such funds will be available for withdrawal on or prior to the following Distribution Date. The Trustee shall maintain, for the benefit of the Series 2001-2 Certificateholders, control of the negotiable instruments or securities, if any, evidencing such Permitted Investments. Such control may be maintained through a Clearing Agency or other securities intermediary, which shall agree with the Trustee that (i) such investment property shall at all times be credited to a securities account of the Trustee, (ii) such securities intermediary shall treat the Trustee as entitled to exercise the rights that comprise each financial asset credited to such securities account, (iii) all property credited to such securities account shall be treated as a financial asset, (iv) such securities intermediary shall comply with entitlement orders originated by the Trustee without the further consent of any other person or entity, (v) such securities intermediary shall not agree with any person other than the Trustee to comply with entitlement orders originated by such other person, (vi) such securities intermediary waives any lien on, security interest in, or right of set-off with respect to any property credited to such securities account, and (vii) such agreement shall be governed by the laws of the State of New York. No Permitted Investment shall be disposed of prior to its maturity; provided, however, that the Trustee may sell, liquidate or dispose of a Permitted Investment before its maturity, if so directed by the Servicer, the Servicer having reasonably determined that the interest of the Series 2001-2 Certificateholders may be adversely affected if such Permitted Investment is held to its maturity.

          (c) On each Distribution Date with respect to the Accumulation Period, the Servicer shall direct the Trustee to withdraw from the Principal Account and deposit into the Collection Account all Principal Investment Proceeds then held in the Principal Account and such Principal Investment Proceeds shall be treated for such Distribution Date as Class A Available Funds, Class B Available Funds, Class C Available Funds and Class D Available Funds, as herein provided.

          (d) Reinvested interest and other investment income on funds deposited in the Principal Account shall not be considered to be principal amounts held therein for purposes of this Agreement.

     Section 4.14  Reserve Account.
                   ---------------

          (a) The Servicer shall establish and maintain, in the name of the Trustee, for the benefit of Series 2001-2 Certificateholders, with a Qualified Institution a segregated trust account (the "Reserve Account"), bearing a
                                             ---------------
designation clearly indicating that the funds deposited therein are held for the benefit of the Series 2001-2 Certificateholders. The Reserve Account shall initially be established with the Trustee.

The Trustee shall possess all right, title and interest in all funds held from time to time in the Reserve Account and in all proceeds thereof. The Reserve Account shall be under the sole dominion and control of the Trustee for the benefit of the Series 2001-2 Certificateholders. If at any time the institution holding the Reserve Account ceases to be a Qualified Institution, the Trustee (or the Servicer on its behalf) shall within five (5) Business Days establish a new Reserve Account meeting the conditions specified above with a Qualified Institution, and shall transfer any cash and/or any investments to such new Reserve Account. The Trustee, at the direction of the Servicer, shall (i) make withdrawals from the Reserve Account from time to time in an amount up to the Available Reserve Account Amount at such time, for the purposes set forth in this Agreement, and (ii) on each Distribution Date (from and after the Reserve Account Funding Date) prior to the termination of the Reserve Account shall make a deposit into the Reserve Account in the amount specified in, and otherwise in accordance with, Section 4.8(e).

          (b) Funds held in the Reserve Account shall be invested at the direction of the Servicer by the Trustee in Permitted Investments. Funds held in the Reserve Account on any Distribution Date, after giving effect to any withdrawals from the Reserve Account on such Distribution Date, shall be invested in such investments that will mature so that such funds will be available for withdrawal on or prior to the following Distribution Date. The Trustee shall maintain, for the benefit of the Series 2001-2 Certificateholders, control of the negotiable instruments or securities, if any, evidencing such Permitted Investments. Such control may be maintained through a Clearing Agency or other securities intermediary, which shall agree with the Trustee that (i) such investment property shall at all times be credited to a securities account of the Trustee, (ii) such securities intermediary shall treat the Trustee as entitled to exercise the rights that comprise each financial asset credited to such securities account, (iii) all property credited to such securities account shall be treated as a financial asset, (iv) such securities intermediary shall comply with entitlement orders originated by the Trustee without the further consent of any other person or entity, (v) such securities intermediary shall not agree with any person other than the Trustee to comply with entitlement orders originated by such other person, (vi) such securities intermediary waives any lien on, security interest in, or right of set-off with respect to any property credited to such securities account, and (vii) such agreement shall be governed by the laws of the State of New York. No Permitted Investment shall be disposed of prior to its maturity; provided, however, that the Trustee may sell, liquidate or dispose of any Permitted Investment before its maturity, if so directed by the Servicer, the Servicer having reasonably determined that the interest of the Series 2001-2 Certificateholders may be adversely affected if such Permitted Investment is held to its maturity. On each Distribution Date, all interest and earnings (net of losses and investment expenses) on funds held in the Reserve Account shall be retained in the Reserve Account to the extent that the Available Reserve Account Amount is less than the Required Reserve Account Amount and the balance, if any, shall be deposited in the Collection Account and treated as a portion of Class A Available Funds. For purposes of determining the availability of funds or the balance in the Reserve Account for any reason under this Agreement, except as otherwise provided in the preceding sentence, investment earnings on such funds shall be deemed not to be available or held.

          (c) On the Determination Date preceding each Distribution Date with respect to the Accumulation Period and the first Special Distribution Date, the Servicer shall calculate the Reserve Draw Amount.

          (d) In the event that the Reserve Draw Amount for any Distribution Date during the Accumulation Period or the first Special Distribution Date following the commencement of the Rapid Amortization Period, is greater than zero, the Reserve Draw Amount, up to the Available Reserve Account Amount, shall be withdrawn from the Reserve Account on such Distribution Date by the Trustee (acting in accordance with the instructions of the Servicer), deposited into the Collection Account and applied in the following priority:

               (i) an amount up to the excess, if any, of (x) an amount equal to that portion of the Covered Amount computed pursuant to clause (a) of the definition of Covered Amount over (y) an amount equal to that portion of the Class A Available Funds computed pursuant to clause (ii) of the definition of Class A Available Funds shall be treated as Class A Available Funds to be applied pursuant to subsection 4.6(a); and

               (ii) an amount up to the excess, if any, of (x) an amount equal to that portion of the Covered Amount computed pursuant to clause (b) of the definition of Covered Amount over (y) an amount equal to that portion of the Class B Available Funds computed pursuant to clause (b) of the definition of Class B Available Funds shall be treated as Class B Available Funds to be applied pursuant to subsection 4.6(b).

               (iii) an amount up to the excess, if any, of (x) an amount equal to that portion of the Covered Amount computed pursuant to clause (c) of the definition of Covered Amount over (y) an amount equal to that portion of the Class C Available Funds computed pursuant to clause (ii) of the definition thereof shall be treated as a portion of Class C Available Funds to be applied pursuant to Section 4.6(c).

          (e) In the event that the Reserve Account Surplus on any Distribution Date, after giving effect to all deposits to and withdrawals from the Reserve Account with respect to such Distribution Date, is greater than zero, the Trustee, acting in accordance with the instructions of the Servicer, shall withdraw from the Reserve Account, and pay an amount equal to such Reserve Account Surplus to the Transferor.

          (f) Upon the earliest to occur of (i) the termination of the Trust pursuant to Article XII of the Agreement, (ii) the day on which the Class A Investor Amount, the Class B Investor Amount and the Class C Investor Amount have been paid in full, (iii) if the Accumulation Period has not commenced, the day on which a Pay Out Event with respect to Series 2001-2 has occurred and (iv) if the Accumulation Period has commenced, the earlier of the first Special Distribution Date and the Expected Payment Date, the Trustee, acting in accordance with the instructions of the Servicer, after the prior payment of all amounts owing to the Series 2001-2 Certificateholders which are payable from the Reserve Account as provided herein, shall withdraw from the Reserve Account and pay or distribute to the Transferor all amounts, if any, held in the Reserve Account, and the Reserve Account shall be deemed to have terminated for all purposes of the Agreement.

     Section 4.15  Postponement of Accumulation Period.  The Accumulation
                   -----------------------------------
Period is scheduled to commence after the end of the day on the last day of the June 2005 Monthly Period; provided, however, if the Accumulation Period Length (determined as described below) shall be less than 12 months, the date on which the Accumulation Period actually commences may, at the option of the Transferor, be delayed to the first day of any month that is a number of whole months prior to the Expected Payment Date at least equal to the Accumulation Period Length and, as a result, the number of Monthly Periods in the Accumulation Period shall at least equal the Accumulation Period Length. On each Determination Date until the Accumulation Period begins, the Servicer shall determine the "Accumulation
                                                                  ------------
Period Length," which shall equal the number of whole months such that the sum
-------------
of the Accumulation Period Factors for each month during such period will be equal to or greater than the Required Accumulation Factor Number; provided, however, that the Accumulation Period Length shall not be determined to be less than one month nor greater than 12 months.

     Section 4.16  Suspension of the Accumulation Period, Qualified Maturity
                   ---------------------------------------------------------
Agreement.
---------

          (a) The commencement of the Accumulation Period shall also be postponed, and the Accumulation Period shall be suspended after it has commenced, if the Transferor obtains and provides to the Trustee a Qualified Maturity Agreement and an Opinion of Counsel to the effect that the Qualified Maturity Agreement is a valid and enforceable obligation of the Qualified Maturity Agreement Provider and provides notice thereof to the Rating Agencies together with such Opinion of Counsel and a copy of the Qualified Maturity Agreement.

          (b) The Qualified Maturity Agreement shall terminate no earlier than the close of business on the Expected Payment Date; provided, however:

               (i) the Transferor may terminate the Qualified Maturity Agreement earlier if the Servicer obtains a substitute Qualified Maturity Agreement;

               (ii) the Transferor may terminate the Qualified Maturity Agreement earlier if the Qualified Maturity Agreement Provider ceases to be a Qualified Maturity Agreement Provider and the Transferor is unable to obtain a substitute Qualified Maturity Agreement;

               (iii) the Transferor may terminate the Qualified Maturity Agreement prior to the close of business on the Expected Payment Date if a Pay Out Event occurs; and

               (iv) the Transferor may terminate the Qualified Maturity Agreement prior to the later of:

                    (A) the date on which the Accumulation Period was scheduled to begin, before giving effect to the suspension of the Accumulation Period; and

                    (B) the date to which the commencement of the Accumulation
               Period may be postponed, as determined on the Determination Date preceding the termination of the Qualified Maturity Agreement.

          (c) If the Qualified Maturity Agreement Provider ceases to be qualified as such, the Transferor will, unless it elects to terminate the Qualified Maturity Agreement and is not required hereby to obtain a substitute Qualified Maturity Agreement hereunder, use its best commercial efforts to obtain a substitute Qualified Maturity Agreement.

          (d) If a Qualified Maturity Agreement is terminated prior to the earlier of the Expected Payment Date and the commencement of the Rapid Amortization Period and the Transferor does not obtain a substitute Qualified Maturity Agreement, the Accumulation Period will then begin on the latest of:

               (i) the date on which the Accumulation Period was scheduled to begin, before giving effect to the suspension of the Accumulation Period;

               (ii) at the Transferor's election, the date to which the commencement of the Accumulation Period may be otherwise postponed pursuant to
Section 4.15, as determined on the Determination Date preceding the termination of the Qualified Maturity Agreement; and

               (iii) the first day of the Monthly Period following the termination of the Qualified Maturity Agreement.

          (e) If a Qualified Maturity Agreement is terminated early, or if a Qualified Maturity Agreement Provider ceases to be qualified as such and a replacement is not obtained within 30 days, the Transferor shall notify Standard & Poor's.

     Section I.  Article V of the Agreement.  Article V of the Agreement as it
                 --------------------------
relates to Series 2001-2 shall read in its entirety as follows:

                                   ARTICLE V
                DISTRIBUTIONS AND REPORTS TO CERTIFICATEHOLDERS

     Section 5.1  Distributions.
                  -------------

          (a) On each Determination Date, the Servicer shall deliver to the Trustee and Paying Agent a certificate substantially in the form of Exhibit B
                                                                    ---------
prepared by the

Servicer. The Trustee shall be under no duty to recalculate, verify or recompute the information on such certificate.

          (b) On each Distribution Date, the Paying Agent shall distribute to each Class A Certificateholder of record as of the preceding Record Date (other than as provided in Section 12.2 respecting a final distribution) such Class A Certificateholder's pro rata share of the amounts that are available on such Distribution Date to pay interest on the Class A Certificates pursuant to this Agreement.

          (c) On the Expected Payment Date and each Special Distribution Date, the Paying Agent shall distribute to each Class A Certificateholder of record as of the preceding Record Date (other than as provided in Section 12.2 respecting a final distribution) such Class A Certificateholder's pro rata share of the amounts that are available on such date to pay principal of the Class A Certificates pursuant to this Agreement.

          (d) On each Distribution Date, the Paying Agent shall distribute to each Class B Certificateholder of record as of the preceding Record Date (other than as provided in Section 12.2 respecting a final distribution) such Class B Certificateholder's pro rata share of the amounts that are available on such Distribution Date to pay interest on the Class B Certificates pursuant to this Agreement.

          (e) On the Expected Payment Date and each Special Distribution Date, the Paying Agent shall distribute to each Class B Certificateholder of record as of the preceding Record Date (other than as provided in Section 12.2 respecting a final distribution) such Class B Certificateholder's pro rata share of the amounts that are available on such date to pay principal of the Class B Certificates pursuant to this Agreement.

          (f) On each Distribution Date, the Paying Agent shall distribute to each Class C Holder of record as of the preceding Record Date (other than as provided in Section 12.2 respecting a final distribution) such Class C Holder's pro rata share of the amounts that are available on such Distribution Date to pay interest on the Class C Securities pursuant to this Agreement.

          (g) On the Expected Payment Date and each Special Distribution Date, the Paying Agent shall distribute to each Class C Holder of record as of the preceding Record Date (other than as provided in Section 12.2 respecting a final distribution) such Class C Holder's pro rata share of the amounts that are available on such date to pay principal of the Class C Securities pursuant to this Agreement.

          (h) On each Distribution Date, the Paying Agent shall distribute to each Class D Certificateholder of record as of the preceding Record Date (other than as provided in Section 12.2 respecting a final distribution) such Class D Certificateholder's pro rata share of the amounts that are available on such Distribution Date that are distributable to the Class D Certificates pursuant to this Series Supplement.

          (i) On the Expected Payment Date and each Special Distribution Date, the Paying Agent shall distribute to each Class D Certificateholder of record as of the preceding Record Date (other than as provided in Section 12.2 respecting a final distribution) such Class D Certificateholder's pro rata share of the amounts that are available on such date to pay principal of the Class D Certificates pursuant to this Agreement.

          (j) Except as provided in Section 12.2 with respect to a final distribution, distributions to Series 2001-2 Certificateholders hereunder shall be made by check mailed to each such Certificateholder at such Certificateholder's address appearing in the Certificate Register without presentation or surrender of any such Series 2001-2 Certificate or the making of any notation thereon; provided, however, that with respect to such Certificates registered in the name of a Clearing Agency, such distributions shall be made to such Clearing Agency in immediately available funds.

     Section 5.2  Statements to Series 2001-2 Certificateholders.  On each
                  ----------------------------------------------
Distribution Date, the Paying Agent, on behalf of the Trustee, shall forward to each Series 2001-2 Certificateholder, a statement substantially in the form of

Exhibit C prepared by the Servicer setting forth certain information relating to
---------
the Trust and the Series 2001-2 Certificates.

          On or before January 31 of each calendar year, beginning with the year 2002, the Paying Agent, on behalf of the Trustee, shall furnish or cause to be furnished to each Person who at any time during the preceding calendar year was a Series 2001-2 Certificateholder a statement prepared by the Servicer containing the information which is required to be contained in Exhibit C,
                                                                ---------
aggregated for such calendar year or the applicable portion thereof during which such Person was a Certificateholder of such Series, together with other information as is required to be provided by an issuer of indebtedness under the Code and such other customary information as is necessary to enable the Certificateholders of such Series to prepare their tax returns. Such obligation of the Servicer shall be deemed to have been satisfied to the extent that substantially comparable information shall have been provided by the Paying Agent pursuant to any requirements of the Code as from time to time in effect.

                              [END OF ARTICLE V]

     Section J.  Pay Out Events.   If any one of the events specified in
                 --------------
Section 9.1 of the Agreement or any of the following events shall occur during either the Revolving Period or the Accumulation Period with respect to the Series 2001-2 Certificates:

          (a) failure on the part of the Transferor or the Servicer (x) to make any payment or deposit required by the terms of the Agreement or this Series Supplement on or before the date occurring five (5) Business Days after the date such payment or deposit is required to be made or (y) duly to observe or perform in any material respect any other covenants or agreements applicable to such party set forth in the Agreement or this Series

Supplement, which failure has a material adverse effect on the holders of Class A Certificates, Class B Certificates and Class C Securities, and which continues unremedied for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Transferor by the Trustee, or to the Transferor and the Trustee by the Class A Certificateholders, the Class B Certificateholders and the Class C certificateholders representing not less than 50% of the Investor Amount, and continues to materially and adversely affect the holders of Class A Certificates, Class B Certificates and Class C Securities for such period;

          (b) any representation or warranty made by the Transferor in the Agreement or this Series Supplement, or information contained in a computer file, microfiche or written list required to be delivered by the Transferor pursuant to the Agreement, shall prove to have been incorrect in any material respect when made or when delivered, (i) which continues to be incorrect in any material respect for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Transferor by the Trustee, or to the Transferor and the Trustee by holders of Class A Certificates, Class B Certificates and Class C Securities representing not less than 50% of the Investor Amount, and (ii) as a result of which the interests of the Series 2001-2 Certificateholders are materially and adversely affected and continue to be materially and adversely affected for such period; provided, however, a Pay Out Event shall not be deemed to have occurred if the Transferor has accepted reassignment of the related Receivable, or all of such Receivables, if applicable, during such period in accordance with the provisions of the Agreement;

          (c) the average of the Portfolio Yields for any three (3) consecutive Monthly Periods is less than the average Base Rate for such three (3) Monthly Periods;

          (d)  the failure to pay the Investor Amount on the Expected Payment
Date;

          (e) the Transferor shall fail to designate, or be unable to designate, Additional Accounts, the Receivables of which will be Eligible Receivables, as required by the Agreement, and such failure shall continue for a period of five (5) Business Days; or

          (f) any Servicer Default shall occur which would have a material adverse effect on the holders of the Class A Certificates, the Class B Certificates and the Class C Securities; then, (i) in the case of any event described in clause (a), (b) or (f), after the applicable grace period set forth in such subparagraphs, either the Trustee or Series 2001-2 Certificateholders representing more than 50% of the Investor Amount, by notice then given in writing to the Transferor and the Servicer (and to the Trustee, if given by the Series 2001-2 Certificateholders) may declare that a Pay Out Event has occurred with respect to only the Series 2001-2 Certificates as of the date of such notice and (ii) in the case of any event described in Section 9.1 of the Agreement or in clauses (c), (d) or (e) above, a Pay Out Event with respect to only the Series 2001-2 Certificates will be deemed to have occurred without any notice or other action on the part of the Trustee or the Series 2001-2 Certificateholders or all certificateholders, as appropriate, immediately upon the occurrence of such event.

     Section J1.  Class C Defaults.  If a Class C Default has occurred, upon
                  ----------------
the direction of Class C Holders holding more than 50% of the Class C Investor Amount, (i) before the payment in full of the Class A Certificates and the Class B Certificates, the Required Spread Account Percentage will thereafter be equal to an amount such that the amount required to be on deposit in the Spread Account equals the Class C Investor Amount and (ii) following the payment in full of the Class A Certificates and the Class B Certificates, the Trustee will sell or cause to be sold an amount of Principal Receivables and the related Finance Charge Receivables (or interests therein) up to 110% of the Investor Amount at the close of business on the date of such sale and pay the proceeds of such sale and in final payment of all principal of and accrued interest on Series 2001-2 (which proceeds will be applied first to the Class C Investor Amount until the Class C Securities have been paid in full and then to the Class D Investor Amount until the Class D Certificates have been paid in full); provided, however, that the amount of such Principal Receivables shall not exceed the sum of (1) the product of (A) the Transferor Amount on such date and
(B) a fraction, the numerator of which is the Investor Amount on such date and the denominator of which is the Aggregate Investor Amount on such date and (2) the Investor Amount on such date. The Transferor at its option and in its sole discretion, may, but is not required to, purchase such Receivables in such case, and will have a right of first refusal with respect thereto to the extent of a bona fide offer by an unrelated third party for fair value. Any proceeds of such sale in excess of such principal and interest paid will be paid to the Transferor.

     Section K.  Restrictions on Transfer.
                 ------------------------

          (a) None of the Class C Securities have been registered under the Securities Act or the securities or blue sky laws of any foreign or domestic jurisdiction. Transfers and dispositions of Class C Securities or any interest therein are restricted and will only be made in compliance with applicable law and consistent with the following restrictions. Any person seeking to transfer a Class C Security or any interest therein must satisfy the Servicer that such transfer or disposition is permissible under and consistent with applicable securities laws and the restrictions contained in this Section K. Each Class C Security will bear a conspicuous legend or legends substantially in the following form:

     EACH PURCHASER REPRESENTS AND WARRANTS FOR THE BENEFIT OF SAKS CREDIT CORPORATION, SAKS INCORPORATED AND THE TRUSTEE THAT SUCH PURCHASER IS NOT
     (I) AN EMPLOYEE BENEFIT PLAN (AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA")) THAT IS SUBJECT TO THE PROVISIONS OF TITLE I OF ERISA, (II) A PLAN DESCRIBED IN
     SECTION 4975(e)(1) OF THE INTERNAL REVENUE

     CODE OF 1986, AS AMENDED (THE "CODE"), INCLUDING, WITHOUT LIMITATION, INDIVIDUAL RETIREMENT ACCOUNTS OR KEOGH PLANS (III) AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE "PLAN ASSETS" (AS DESCRIBED IN 29 C.F.R. 2510.3-
     101) BY REASON OF A PLAN'S INVESTMENT IN THE ENTITY, INCLUDING, WITHOUT LIMITATION, INSURANCE COMPANY GENERAL ACCOUNTS OR (IV) A PERSON INVESTING "PLAN ASSETS" (AS DESCRIBED IN 29 C.F.R. 2510.3-101) OF ANY SUCH PLAN.

     THIS CLASS C SECURITY HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAW. THE HOLDER HEREOF, BY PURCHASING THIS CLASS C SECURITY, AGREES THAT THIS CLASS C SECURITY MAY BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS AND ONLY (1) TO THE TRANSFEROR OR (2) IN RELIANCE ON RULE 144A UNDER THE SECURITIES ACT TO A PERSON WHOM THE HOLDER REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" WITHIN THE MEANING OF RULE 144A ("QIB") PURCHASING FOR ITS OWN ACCOUNT OR A QIB PURCHASING FOR THE ACCOUNT OF ANOTHER QIB, WHOM THE HOLDER HAS INFORMED, IN EACH CASE, THAT THE REOFFER, RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A. EACH HOLDER OF A CLASS C SECURITY BY ACCEPTING A BENEFICIAL INTEREST IN THIS CLASS C SECURITY, IF SUCH PERSON ACQUIRED THIS CLASS C SECURITY IN A TRANSFER DESCRIBED IN CLAUSE (2) ABOVE, IS DEEMED TO REPRESENT THAT IT IS EITHER A QIB PURCHASING FOR ITS OWN ACCOUNT OR A QIB PURCHASING FOR THE ACCOUNT OF ANOTHER QIB.

     PRIOR TO PURCHASING ANY CLASS C SECURITY, PURCHASERS SHOULD CONSULT COUNSEL WITH RESPECT TO THE AVAILABILITY AND CONDITIONS OF EXEMPTION FROM THE RESTRICTION ON RESALE OR TRANSFER. THE TRANSFEROR HAS NO OBLIGATION OR INTENT TO REGISTER THE CLASS C SECURITIES UNDER THE SECURITIES ACT, TO QUALIFY THE CLASS C SECURITIES UNDER THE SECURITIES LAWS OF ANY STATE OR TO PROVIDE REGISTRATION RIGHTS TO ANY PURCHASER."

          (b) Upon surrender for registration of transfer of a Class C Security at the office of the Transfer Agent and Registrar, accompanied by a certification by the

Class C Holder substantially in the form attached as Exhibit A-3 hereto, executed by the registered owner, in person or by such Class C Holder's attorney thereunto duly authorized in writing, such Class C Security shall be transferred upon the Certificate Register, and the Transferor shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferees one or more new registered Class C Securities of any authorized denominations and of a like aggregate principal amount and tenor. All transfers of Class C Securities and any interests therein shall be subject to the restrictions set forth in this Section K and to such other restrictions as shall be set forth in the text of the Class C Securities.

          (c) None of the Class D Certificates has been registered under the Securities Act or the securities or blue sky laws of any foreign or domestic jurisdiction. Transfers and dispositions of Class D Certificates or any interest therein are restricted and will only be made in compliance with applicable law and consistent with the following restrictions. Any person seeking to transfer a Class D Certificate or any interest therein must satisfy the Servicer that such transfer or disposition is permissible under and consistent with applicable securities laws and the restrictions contained in this Section K. Each Class D Certificate will bear a conspicuous legend or legends substantially in the following form:

     THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAW. THE HOLDER HEREOF, BY PURCHASING THIS CERTIFICATE, AGREES THAT THIS CERTIFICATE AND/OR ANY INTEREST HEREIN MAY BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS AND ONLY (1) TO THE TRANSFEROR OR (2) IN RELIANCE ON RULE 144A UNDER THE SECURITIES ACT TO A PERSON WHOM THE HOLDER REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" WITHIN THE MEANING OF RULE 144A ("QIB") PURCHASING FOR ITS OWN ACCOUNT OR A QIB PURCHASING FOR THE ACCOUNT OF ANOTHER QIB, WHOM THE HOLDER HAS INFORMED, IN EACH CASE, THAT THE REOFFER, RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A. EACH HOLDER OF CLASS D CERTIFICATE, BY ACCEPTING A BENEFICIAL INTEREST IN THIS CERTIFICATE, IF SUCH PERSON ACQUIRED THIS CERTIFICATE IN A TRANSFER DESCRIBED IN CLAUSE (2) ABOVE, IS DEEMED TO REPRESENT THAT IT IS EITHER A QIB PURCHASING FOR ITS OWN ACCOUNT OR A QIB PURCHASING FOR THE ACCOUNT OF ANOTHER QIB.

          (d) Upon surrender for registration of transfer of a Class D Certificate at the office of the Transfer Agent and Registrar, accompanied by a certification by the

Class D Certificateholder substantially in the form attached as Exhibit A-4
                                                                -----------
hereto, executed by the registered owner, in person or by such Class D
------
Certificateholder's attorney thereunto duly authorized in writing, such Class D Certificate shall be transferred upon the Certificate Register, and the Transferor shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferees one or more new registered Class D Certificates of any authorized denominations and of a like aggregate principal amount and tenor. All transfers of Class D Certificates and any interests therein shall be subject to the restrictions set forth in this Section K and to such other restrictions as shall be set forth in the text of the Class D Certificates.

          (e) The Transferor may at any time, without the consent of the Class A Certificateholders, the Class B Certificateholders, the Class C Holders or any holders of Class D Certificates, (i) sell or transfer all or a portion of the Class D Certificates or any interest therein, provided that (A) the Transferor shall have given notice to the Trustee, the Servicer and the Rating Agencies of such proposed sale or transfer of the Class D Certificates or any interest therein at least five (5) Business Days prior to the consummation of such sale or transfer; (B) the Rating Agency Condition shall have been satisfied; (C) no Pay Out Event shall have occurred prior to the consummation of such proposed sale or transfer of Class D Certificates or any interest therein; (D) the Transferor shall have delivered an Officer's Certificate dated the date of the consummation of such proposed sale or transfer to the effect that, in the reasonable belief of the Transferor, such action will not, based on the facts known to such officer at the time of such certification, cause a Pay Out Event to occur with respect to any Series, and (E) the Transferor shall have provided an Opinion of Counsel addressed to the Trustee, dated the date of such certificate with respect to such action, that such proposed sale or transfer will not adversely affect the tax characterization as debt of Investor Certificates of any outstanding Series or Class with respect to which an Opinion of Counsel addressed to the Trustee was delivered at the time of their issuance that such Investor Certificates would be characterized as debt, cause the Trust to be classified, for federal income tax purposes, as an association (or publicly traded partnership) taxable as a corporation and cause or constitute an event in which gain or loss would be recognized by any Certificateholder.

          (f) In addition to the foregoing restrictions of this Section K, each initial transferee of the Class C Securities or Class D Certificates, or any interest therein and any assignee thereof or participant therein (each a "holder") shall certify to the Transferor, the Servicer and the Trustee that it
 ------
has neither acquired nor will it sell, transfer, assign participate, pledge, hypothecate, or otherwise dispose (any such act, a "transfer") of any interest
                                                    --------
in its Class C or Class D Certificates or cause an interest in Class C or Class D Certificates to be marketed on or through (i) an "established securities market" within the meaning of Section 7704(b)(1) of Code and any Treasury regulation thereunder, including, without limitation, an over-the-counter market or an interdealer quotation system that regularly disseminates firm buy or sell quotations or (ii) a "secondary market" within the meaning of Section 7704(b)(2) of the Code and any Treasury regulation thereunder, including, without limitation, a market wherein interests in the Class C or Class D Certificates are regularly quoted by any Person making a market in such interests and a market wherein any Person regularly makes available bid or offer quotes with respect to interests in the Class C or Class D Certificates and stands ready to effect buy or sell transactions at the quoted price for itself or on behalf of others. In addition, each holder shall certify, prior to any delivery or transfer to it of any Class D Certificate or interest therein, that it is not and will not become a partnership, Subchapter S corporation or grantor trust for United States federal income tax purposes. If a holder cannot make the certification described in the preceding sentence, the Transferor, the Trustee or the Servicer may prohibit a transfer to such entity; provided, however, that if the Transferor, the Trustee or the Servicer agrees to permit such a transfer, the Transferor, the Servicer or the Trustee may require additional certifications in order to prevent the Trust from being treated as a publicly traded partnership. Each holder acknowledges that special tax counsel to the Transferor may render Opinions of Counsel from time to time to the Transferor and others that the Trust will not be treated as an association or as a publicly traded partnership taxable as a corporation, and that such Opinions of Counsel will rely in part on the accuracy of the certifications in this subsection K(f).

     Section K1.  Tax Characterization of the Collateral Interest.  It is the
                  -----------------------------------------------
intention of the parties hereto that the Collateral Interest (including all the Class C Securities and Class D Certificates that comprise the Collateral Interest) be treated under applicable tax law as indebtedness. In the event that either the Class C Securities or the Class D Certificates are not so treated, it is the intention of the parties that the Class C Securities and the Class D Certificates, as applicable, be treated under applicable tax law as an interest in a partnership that owns the Receivables. In the event that either the Class C Securities or the Class D Certificates are treated under applicable tax law as interests in a partnership, it is the intention of the parties that either the Class C Securities or the Class D Certificates, as the case may be, be treated as guaranteed payments and, if for any reason they are not so treated, that the holders of the Class C Securities and/or the Class D Certificates, as the case may be, Interest be specially allocated gross interest income equal to the interest accrued during each Interest Period on the Class C Securities and/or the Class D Certificates, as the case may be.

     Section L.   Ratification of Master Pooling and Servicing Agreement.  As
                  ------------------------------------------------------
supplemented by this Series Supplement, the Agreement is in all respects ratified and confirmed and the Agreement as so supplemented by this Series Supplement shall be read, taken, and construed as one and the same instrument.

     Section L1.  FASIT Election.  Each Series 2001-2 Certificateholder, by
                  --------------
acquiring an interest in a Series 2001-2 Certificate, is deemed to consent to any amendment to the Agreement or this Series Supplement necessary for the Transferor to elect for the Trust or any portion thereof to be treated as a FASIT within the meaning of Section 860L of the Code (or any successor provision thereto), provided that, such election may not be made unless the Transferor delivers to the Trustee (i) an Opinion of Counsel to the effect that (x) the issuance of FASIT regular interests will not adversely affect the tax characterization as debt of Investor Certificates of any outstanding Series or Class with respect to which an Opinion of Counsel was delivered at the time of their issuance that such Investor Certificates would be characterized as debt, (y) following such issuance, the Trust will not be classified, for federal income tax purposes, as an association (or publicly traded partnership) taxable as a corporation, and (z) such issuance will not cause or constitute an event in which gain or loss would be recognized by any Investor Certificateholder, and
(ii) an Officer's Certificate to the effect that such issuance will not have a material adverse effect on Investor Certificateholders of any outstanding Series or class (viewed as a Series or a class, as applicable).

     Section L2.  Paired Series.  Subject to obtaining confirmation by each
                  -------------
Rating Agency of the then existing ratings of each class of Series 2001-2 Certificates which are then rated, and prior to a Pay Out Event, the Series 2001-2 Certificates may be paired with one or more other Series (each a "Paired
                                                                         ------
Series").  Each Paired Series either will be pre-funded with an initial deposit
------
to a pre-funding account in an amount up to the initial principal balance of such Paired Series, primarily from the proceeds of the sale of such Paired Series or will have a variable principal amount. Any such pre-funding account will be held for the benefit of such Paired Series and not for the benefit of the Series 2001-2 Certificateholders. As principal is deposited into the Principal Account or is paid with respect to the Series 2001-2 Certificates, either (i) in the case of a pre-funded Paired Series, an equal amount of funds held in any pre-funding account for such pre-funded Paired Series will be released (which funds will be distributed to the Transferor) or (ii) in the case of a Paired Series having a variable principal amount, an interest in such variable Paired Series in an equal or lesser amount may be sold by the Trust (and the proceeds thereof will be distributed to the Transferor) and, in either case, the invested amount in the Trust of such Paired Series will increase by up to a corresponding amount. Upon payment in full of the Series 2001-2 Certificates, assuming that there have been no unreimbursed charge offs with respect to any related Paired Series, the aggregate investor amount of such related Paired Series will have been increased by an amount up to an aggregate amount equal to the Investor Amount paid to the Certificateholders since the issuance of such Paired Series. The issuance of a Paired Series will be subject to the conditions described in Section 6.9(b) of the Agreement. The numerator of the Investor Percentage with respect to allocations of Principal Receivables may be changed upon the occurrence of a pay out event with respect to a Paired Series (provided that such numerator is not less than the Adjusted Investor Amount as of the last day of the revolving period for such Paired Series).

     Section M.  Counterparts.  This Series Supplement may be executed in any
                 ------------
number of counterparts (and by different parties on separate counterparts), each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument.

     Section N.  Governing Law.  THIS SERIES SUPPLEMENT SHALL BE CONSTRUED IN
                 -------------
ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

     Section O.  Subordination of Certain Termination Payments. Notwithstanding
                 ---------------------------------------------
anything contained in Section 12.2(c) of the Agreement, upon the sale of Receivables or interests therein as provided in Section 12.2(c) of the Agreement, the proceeds of any such sale payable in respect of the Series 2001-2 Certificates shall be payable first to the Class A Certificates until paid in full, then to the Class B Certificates until paid in full, then to the Class C Securities until paid in full, and then to the Class D Certificates until paid in full.

     Section P.  Certain Representations and Warranties.  The Transferor and
                 --------------------------------------
the Servicer make the respective representations and warranties contained in Exhibit F hereto, that are incorporated herein by reference and constitute a
---------
part hereof. These representations and warranties shall survive the execution and delivery of this Series Supplement and the execution, authentication and delivery of the Class A Certificates, the Class B Certificates, the Class C Securities and the Class D Certificates. The representations and warranties contained in Exhibit F cannot be waived, and are subject to Section 13.10 of the
             ---------
Agreement.  Nothing contained in Exhibit F is intended or should affect or be
                                 ---------
deemed to limit the provisions of Section 13.2 of the Agreement.

                           [Signatures on next page]

     IN WITNESS WHEREOF, the Transferor, the Servicer and the Trustee have caused this Series Supplement to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.


                              SAKS CREDIT CORPORATION,
                              as Transferor


                              By:  /s/ Scott A. Honnold
                                 -------------------------
                              Name:  Scott A. Honnold
                              Title: Vice President



                              SAKS INCORPORATED,
                              as Servicer


                              By:   /s/ Charles J. Hansen
                                 -------------------------
                              Name:  Charles J. Hansen
                              Title: Senior Vice President



                              WELLS FARGO BANK MINNESOTA,
                              NATIONAL ASSOCIATION,
                              as Trustee


                              By:  /s/
                                   -----------------------
                              Name:
                              Title:

                                  EXHIBIT A-1
                                     to the
                            SERIES 2001-2 SUPPLEMENT


                          FORM OF CLASS A CERTIFICATE

                                  EXHIBIT A-1
                                     to the
                            SERIES 2001-2 SUPPLEMENT


                          FORM OF CLASS A CERTIFICATE

REGISTERED                                                          $333,000,000

No. A-1                                                    CUSIP No. 79377B AE 4

Unless this Class A Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the issuer or
                                                       ---
its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.


                         SAKS CREDIT CARD MASTER TRUST


         CLASS A FLOATING RATE ASSET BACKED CERTIFICATE, SERIES 2001-2

                         Class A Expected Payment Date:
                          July 2006 Distribution Date

                 Each $1,000 minimum denomination represents a
                         fractional undivided interest
                            in certain assets of the

                         SAKS CREDIT CARD MASTER TRUST

Evidencing an undivided interest in a trust, the corpus of which consists primarily of receivables acquired from

                            SAKS CREDIT CORPORATION

          (Not an interest in or obligation of Saks Credit Corporation or any Affiliate thereof)

          This certifies that Cede & Co. (the "Class A Certificateholder") is
                                               -------------------------
the registered owner of a fractional undivided interest in certain assets of a trust (the "Trust") created
            -----

                                     A-1-1
pursuant to the Master Pooling and Servicing Agreement, dated as of August 21, 1997 (as amended and supplemented, the "Agreement"), as supplemented by the
                                        ----------
Series 2001-2 Supplement, dated as of July 17, 2001 (as amended and supplemented, the "Series Supplement"), among Saks Credit Corporation (as
                   ------ ----------
successor to Proffitt's Credit Corporation), as Transferor, Saks Incorporated (formerly named "Proffitt's, Inc."), as Servicer, and Wells Fargo Bank Minnesota, National Association (formerly named "Norwest Bank Minnesota, National Association"), a national banking association, as trustee (the "Trustee"). The corpus of the Trust consists of (i) receivables (the
 --------
"Receivables") generated from time to time in a portfolio of consumer revolving
 ------------
credit card accounts identified under the Agreement and the Series Supplement (the "Accounts"), (ii) all monies due or to become due in payment of the
      --------
Receivables, (iii) all proceeds of the Receivables and proceeds of Insurance Policies relating to the Receivables, (iv) all monies held in certain accounts of the Trust (excluding investment earnings, unless otherwise specified in the Agreement or any Supplement), (v) all Recoveries and Collections of the Receivables, (vi) any Enhancement with respect to any Series (or class thereof) and (vii) all other assets and interests constituting the Trust Property. Although a summary of certain provisions of the Agreement and the Series Supplement is set forth below and on the Summary of Terms and Conditions attached hereto and made a part hereof, this Class A Certificate does not purport to summarize the Agreement and the Series Supplement and reference is made to the Agreement and the Series Supplement for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Trustee. A copy of the Agreement and the Series Supplement (without schedules) may be requested from the Trustee by writing to the Trustee at Wells Fargo Bank Minnesota, N.A., Sixth Street and Marquette Avenue, N9311-161, Minneapolis, Minnesota 55479, Attention:
Asset Backed Securities Corporate Trust Department. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Agreement or the Series Supplement, as applicable.

          This Class A Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement and the Series Supplement, to which Agreement and Series Supplement, each as amended and supplemented from time to time, the Class A Certificateholder by virtue of the acceptance hereof assents and is bound.

          It is the intent of the Transferor and the Investor Certificateholders (and Certificate Owners) that, for Federal, state and local income and franchise tax purposes only, the Investor Certificates will qualify as indebtedness of the Transferor secured by the Receivables. The Class A Certificateholder (and each Certificate Owner of a Class A Certificate), by the acceptance of this Class A Certificate (or its interest therein), is deemed to agree to treat this Class A Certificate for Federal, state and local income and franchise tax purposes and any other tax imposed on or measured by income as indebtedness of the Transferor.

          Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, this 2001-2 Class A Certificate shall not be

                                     A-1-2
entitled to any benefit under the Agreement or the Series Supplement or be valid for any purpose.

          IN WITNESS WHEREOF, the Transferor has caused this Class A Certificate to be duly executed by its undersigned officer thereunto duly authorized.

                                               SAKS CREDIT CORPORATION


                                               By:
                                                  -----------------------------
                                                  Name:  Scott A. Honnold
                                                  Title: Vice President

                                               Dated:  July 17, 2001


                    TRUSTEE'S CERTIFICATE OF AUTHENTICATION

     This is one of the Class A Certificates described in the within-mentioned Agreement and Series 2001-2 Supplement.

                                               WELLS FARGO BANK MINNESOTA,
                                               NATIONAL ASSOCIATION, as Trustee


                                               By:
                                                  ------------------------------
                                                  Authorized Officer


                                               Dated:  July 17, 2001


                                     A-1-3

                         SAKS CREDIT CARD MASTER TRUST

         CLASS A FLOATING RATE ASSET BACKED CERTIFICATE, SERIES 2001-2

                        Summary of Terms and Conditions


          This Class A Certificate is one of a Series of Certificates entitled "Saks Credit Card Master Trust, Series 2001-2 Certificates" (the "Series 2001-2
                                                                  -------------
Certificates"), and one of a class thereof entitled "Class A Floating Rate Asset
------------
Backed Certificates, Series 2001-2" (the "Class A Certificates"), each of which
                                          --------------------
represents a fractional undivided interest in certain assets of the Trust. The Trust Property is allocated in part to the Investor Certificateholders of all outstanding Series (the "Certificateholders' Interest") and the interests, if
                         ----------------------------
any, of any Enhancement Providers, with the remainder allocated to the Transferor. The aggregate interest represented by the Class A Certificates at any time in the Principal Receivables in the Trust shall not exceed an amount equal to the Class A Investor Amount at such time. The Class A Initial Investor Amount is $333,000,000. The Class A Investor Amount on any date will be an amount equal to (a) the Class A Initial Investor Amount, minus (b) the aggregate amount of principal payments made to the Class A Certificateholders prior to such date, minus (c) the excess, if any, of the aggregate amount of Class A Investor Charge Offs for all prior Distribution Dates over the sum of the aggregate amount of Class A Investor Charge Offs reimbursed pursuant to the Series 2001-2 Supplement and, without duplication, the aggregate amount of the reductions of the Series Adjustment Amounts allocable to the Class A Certificates; provided, however, that the Class A Investor Amount may not be reduced below zero. The "Class A Adjusted Investor Amount" shall mean, on any
                         --------------------------------
date of determination while the Class A Certificates are outstanding, an amount equal to the Class A Investor Amount minus the Principal Account Balance (but not less than zero). In addition, classes of the Series 2001-2 Certificates entitled "Class B Floating Rate Asset Backed Certificates, Series 2001-2" (the "Class B Certificates"), "Class C Floating Rate Securities, Series 2001-2" (the
---------------------
"Class C Securities") and "Class D Asset Backed Certificates, Series 2001-2"
 ------------------
(the "Class D Certificates") will be issued. The Exchangeable Transferor
      --------------------
Certificate has been issued to Saks Credit Corporation pursuant to the Agreement, which represents the Transferor Interest.

          Subject to the terms and conditions of the Agreement, the Transferor may from time to time direct the Trustee, on behalf of the Trust, to issue one or more new Series of Investor Certificates, and/or Additional Class D Certificates, which will represent fractional undivided interests in certain Trust Property.

          Each Class A Certificate represents the right to receive payments of
(i) interest at the rate of one-month LIBOR plus 0.24% per annum accruing from July 17, 2001, payable on August 15, 2001 and on the 15th day of each month thereafter (or, if such 15th day is not a Business Day, the next succeeding Business Day) (each, a "Distribution Date") and (ii) principal on the July 2006
                        -----------------
Distribution Date (the "Class A Expected Payment Date") (and on each
                        -----------------------------
Distribution Date thereafter, if the Class A

                                     A-1-4

Certificates are not paid in full on the Class A Expected Payment Date) or, upon the occurrence of a Pay Out Event, on each Distribution Date relating to the Rapid Amortization Period, in each case funded from a percentage of the payments received with respect to the Receivables and certain other funds, all as more fully described in the Agreement and the Series 2001-2 Supplement. Interest on the Class A Certificates will be calculated on the basis of the actual number of days in the related Interest Period and a 360-day year.

          The Class B Certificates, the Class C Securities and the Class D Certificates are subordinated to the Class A Certificates to the extent set forth in the Series 2001-2 Supplement.

          On each Distribution Date, the Paying Agent shall distribute to each Class A Certificateholder of record at the close of business on the last Business Day immediately preceding such Distribution Date (each a "Record Date")
                                                                   -----------
such Class A Certificateholder's pro rata share of such amounts (including amounts held in the Principal Account) as are payable to the Class A Certificateholders pursuant to the Agreement and the Series 2001-2 Supplement. Distributions with respect to this Class A Certificate will be made by the Paying Agent by check mailed to the address of the Class A Certificateholder of record appearing in the Certificate Register without the presentation or surrender of this Class A Certificate or the making of any notation thereon (except for the final distribution in respect of this Class A Certificate), except that with respect to Class A Certificates registered in the name of Cede & Co., as nominee for The Depository Trust Company, distributions will be made in the form of immediately available funds. Final payment of this Class A Certificate will be made only upon presentation and surrender of this Class A Certificate at the office or agency specified in the notice of final distribution delivered by the Trustee in accordance with the Agreement and the Series 2001-2 Supplement.

          On any Distribution Date occurring on or after the day on which the sum of the Class A Adjusted Investor Amount, the Class B Adjusted Investor Amount, the Class C Adjusted Investor Amount and the amount of the Class D Investor Amount held by parties other than the Transferor or any of its Affiliates is less than or equal to 10% of the sum of the Class A Investor Amount on the Closing Date, the Class B Investor Amount on the Closing Date, the Class C Investor Amount on the Closing Date and the highest amount of the Class D Investor Amount held by parties other than the Transferor or any of its Affiliates since the Closing Date, the Class A Certificates are subject to optional repurchase by the Transferor, if certain conditions set forth in the Agreement or the Series 2001-2 Supplement are satisfied. The repurchase price will be equal to the Class A Adjusted Investor Amount plus accrued and unpaid interest thereon less the amount held in the Collection Account allocable to Series 2001-2 to be applied other than to deposits in the Reserve Account, with any excess payable to the Transferor as holder of the Exchangeable Transferor Certificate.

          Subject to certain conditions in the Agreement, if the Investor Amount is greater than zero on the December 2009 Distribution Date (the "Stated Series
                                                                  -------------

                                     A-1-5

Termination Date"), the Trustee shall sell or cause to be sold an amount of
----------------
Receivables up to 110% of the Adjusted Investor Amount at the close of business on such date, but not more than the total amount of Receivables allocable to the Series 2001-2 Certificates, and apply the proceeds of such sale as provided in the Agreement and the Series 2001-2 Supplement.

          This Class A Certificate does not represent a recourse obligation of, or an interest in, the Transferor, the Servicer or any Affiliate of any of them and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency or instrumentality. This Class A Certificate is limited in right of payment to certain Collections with respect to the Receivables (and certain other amounts), all as more specifically set forth hereinabove and in the Agreement and the Series 2001-2 Supplement.

          The Agreement and any Supplement may be amended from time to time by the Servicer, the Transferor and the Trustee, without the consent of any of the Investor Certificateholders, to cure any ambiguity, to revise certain exhibits and schedules, to correct or supplement any provision therein which may be inconsistent with any other provision therein or to add other identifying code numbers or identifying characteristics to the definition of Account or to add any other provisions with respect to matters or questions raised under the Agreement which shall not be inconsistent with the provisions of the Agreement; provided, however, that such action shall not adversely affect in any material respect the interests of any of the Investor Certificateholders. Additionally, the Agreement and any Supplement may be amended from time to time by the Servicer, the Transferor and the Trustee, without the consent of any of the Investor Certificateholders, to add to, change or eliminate any of the provisions of the Agreement or any right of Investor Certificateholders or to enable Bearer Certificates to be issued in conformity with the Bearer Rules, to provide that Bearer Certificates may be registrable as to principal, to change or eliminate any restrictions on the payment of principal (or premium, if any) or any interest on Bearer Certificates to comply with the Bearer Rules, to permit Bearer Certificates to be issued in exchange for Registered Certificates (if then permitted by the Bearer Rules), to permit Bearer Certificates to be issued in exchange for Bearer Certificates of other authorized denominations or to permit the issuance of Investor Certificates in uncertificated form, provided any such action shall not adversely affect the interest of the holders of Bearer Certificates of any Series or any related Coupons in any material respect unless such amendment is necessary to comply with the Bearer Rules, or any right of the Investor Certificateholders of any outstanding Series; provided that (i) the Servicer shall have provided an Officer's Certificate to the Trustee to the effect that such amendment will not materially and adversely affect the interests of the Investor Certificateholders of any outstanding Series, (ii) such amendment shall not cause the Trust to be characterized as a corporation for Federal income tax purposes or otherwise have a material adverse effect on the Federal income taxation of any Series and (iii) the Servicer shall have given each Rating Agency ten (10) Business Days' prior written notice of such amendment and shall have received written confirmation from each Rating Agency that the Rating Agency Condition will be met. No such amendment, however, may effect any of the amendments that require unanimous Certificateholder


                                     A-1-6
consent as set forth herein, in the Agreement or the Series 2001-2 Supplement or
(i) reduce in any manner the amount of, or delay the timing of, distributions which are required to be made on any Investor Certificates of any Series, (ii) change the definition of or the manner of calculating the interest of any Certificateholder, (iii) alter the requirements for changing the percentage by which the Minimum Transferor Amount is determined, (iv) change the manner in which the Transferor Amount is determined, or (v) reduce the percentage required in Section 13.1(b) of the Agreement to consent to such amendment. Notwithstanding the foregoing, any amendment providing for the transfer of Receivables to or by, and the generation of new Receivables by, the Bank as Seller, Transferor, or Eligible Originator, the appointment of the Bank as Servicer, and/or the assignment of this Agreement, including any Supplement to the Bank in connection with such transfer and any amendments necessary to reflect such Bank and any related special purpose, bankruptcy remote entity that is an Affiliate of Saks Incorporated and that is organized for the purpose of purchasing Accounts and Receivables from such Bank and serving as Transferor will be deemed not to materially and adversely affect the interests of the Certificateholders.

          The Agreement and any Supplement may also be amended from time to time by the Servicer, the Transferor and the Trustee with the consent of the Investor Certificateholders evidencing Undivided Interests aggregating not less than 50% of the Investor Amount of all Series adversely affected, for the purpose of adding any provisions to, changing in any manner or eliminating any of the provisions of the Agreement or of modifying in any manner the rights of the Investor Certificateholders of any Series then issued and outstanding; provided, however, that no such amendment shall (i) reduce in any manner the amount of, or delay the timing of, distributions which are required to be made on any Investor Certificate of such Series without the consent of all holders of the related Investor Certificates; (ii) change the definition of or the manner of calculating the Investor Amount, the Investor Percentage, the required amount under any Enhancement or the Investor Default Amount of such Series without the consent of all holders of the related Investor Certificates; or (iii) reduce the aforesaid percentage required to consent to any such amendment, without the consent of all holders of the related Investor Certificates of all Series adversely affected thereby. Any amendment pursuant to this paragraph shall require prior written confirmation from the applicable Rating Agency that the Rating Agency Condition will be met.

     Subject to Section 13.1(c) of the Agreement, each Certificateholder by its acceptance of this Certificate or any interest in this Certificate, consents to any amendment to the Agreement or any Supplement necessary for the Transferor to elect FASIT status for the Trust or any portion thereof under the Code.

          The Class A Certificates are issuable only in minimum denominations of $1,000 and integral multiples of $1,000. The transfer of this Class A Certificate shall be registered in the Certificate Register upon surrender of this Class A Certificate for registration of transfer at any office or agency maintained by the Transfer Agent and Registrar, and thereupon one or more new Class A Certificates in authorized

                                     A-1-7
denominations representing like aggregate undivided interests in the Trust will be issued to the designated transferee or transferees.

          As provided in the Agreement and the Series 2001-2 Supplement, and subject to certain limitations therein set forth, Class A Certificates are exchangeable for new Class A Certificates in authorized denominations of like aggregate undivided interests in the Trust as requested by the Class A Certificateholder surrendering such Class A Certificates. No service charge may be imposed for any transfer or exchange but the Transfer Agent and Registrar and the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

          The Trustee, the Paying Agent and the Transfer Agent and Registrar and any agent or representative of any of them may treat the person in whose name this Class A Certificate is registered as the owner hereof for all purposes, and neither the Trustee, the Paying Agent, the Transfer Agent and Registrar, nor any agent or representative of any of them, shall be affected by notice to the contrary.

     THE AGREEMENT AND THIS CLASS A CERTIFICATE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES UNDER THE AGREEMENT SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

                                     A-1-8

                                   ASSIGNMENT


Social Security or other Taxpayer Identification number (T.I.N.) of assignee _____

     FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

          (name and address of assignee)
          ------------------------------

the within Certificate and all rights thereunder, and hereby irrevocably constitutes and appoints ______________________, attorney, to transfer said certificate on the books kept for registration thereof, with full power of substitution in the premises.

Dated:                                      *
                                             -----------------------------------


                                            Signature Guaranteed:



(*) NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Certificate in every particular, without alteration, enlargement or any change whatsoever.


                                     A-1-9

                                  EXHIBIT A-2
                                     to the
                            SERIES 2001-2 SUPPLEMENT


                          FORM OF CLASS B CERTIFICATE

                                  EXHIBIT A-2
                                     to the
                            SERIES 2001-2 SUPPLEMENT


                          FORM OF CLASS B CERTIFICATE

REGISTERED                                                           $36,000,000

No. B-1                                                    CUSIP No. 79377B AF 1

Unless this Class B Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the issuer or
                                                       ---
its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.


                         SAKS CREDIT CARD MASTER TRUST

         CLASS B FLOATING RATE ASSET BACKED CERTIFICATE, SERIES 2001-2
                         Class B Expected Payment Date:
                          July 2006 Distribution Date

                 Each $1,000 minimum denomination represents a
                         fractional undivided interest
                            in certain assets of the

                         SAKS CREDIT CARD MASTER TRUST

Evidencing an undivided interest in a trust, the corpus of which consists primarily of receivables acquired from

                            SAKS CREDIT CORPORATION

          (Not an interest in or obligation of Saks Credit Corporation or any Affiliate thereof)


                                     A-2-1

          This certifies that Cede & Co. (the "Class B Certificateholder") is
                                               -------------------------
the registered owner of a fractional undivided interest in certain assets of a trust (the "Trust") created pursuant to the Master Pooling and Servicing Agreement, dated as of August 21, 1997, (as amended and supplemented, the

"Agreement"), as supplemented by the Series 2001-2 Supplement, dated as of July
----------
17, 2001 (as amended and supplemented, the "Series Supplement"), among Saks
                                            -----------------
Credit Corporation (as successor to Proffitt's Credit Corporation), as Transferor, Saks Incorporated (formerly named "Proffitt's, Inc."), as Servicer, and Wells Fargo Bank Minnesota, National Association (formerly named "Norwest Bank Minnesota, National Association"), a national banking association, as trustee (the "Trustee"). The corpus of the Trust consists of (i) receivables
              -------
(the "Receivables") generated from time to time in a portfolio of consumer
      -----------
revolving credit card accounts identified under the Agreement and the Series Supplement (the "Accounts"), (ii) all monies due or to become due in payment of
                 --------
the Receivables, (iii) all proceeds of the Receivables and proceeds of Insurance Policies relating to the Receivables, (iv) all monies held in certain bank accounts of the Trust (excluding investment earnings, unless otherwise specified in the Agreement or any Supplement), (v) all Recoveries and Collections of the Receivables, (vi) any Enhancement with respect to any Series (or class thereof) and (vii) all other assets and interests constituting the Trust Property. Although a summary of certain provisions of the Agreement and the Series 2001-2 Supplement is set forth below and on the Summary of Terms and Conditions attached hereto and made a part hereof, this Class B Certificate does not purport to summarize the Agreement and the Series 2001-2 Supplement and reference is made to the Agreement and the Series 2001-2 Supplement for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Trustee. A copy of the Agreement and the Series 2001-2 Supplement (without schedules) may be requested from the Trustee by writing to the Trustee at Wells Fargo Bank Minnesota, N.A., Sixth Street and Marquette Avenue, N9311-161, Minneapolis, Minnesota 55479, Attention: Asset Backed Securities, Corporate Trust Department. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Agreement or the Series 2001-2 Supplement, as applicable.

          This Class B Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement and the Series 2001-2 Supplement, to which Agreement and Series 2001-2 Supplement, each as amended and supplemented from time to time, the Class B Certificateholder by virtue of the acceptance hereof assents and is bound.

          It is the intent of the Transferor and the Investor Certificateholders (and Certificate Owners) that, for Federal, state and local income and franchise tax purposes only, the Investor Certificates will qualify as indebtedness of the Transferor secured by the Receivables. The Class B Certificateholder (and each Certificate Owner of a Class B Certificate), by the acceptance of this Class B Certificate (or its interest therein), is deemed to agree to treat this Class B Certificate for Federal, state and local income and franchise tax purposes and any other tax imposed on or measured by income as indebtedness of the Transferor.

                                     A-2-2

          Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, this Class B Certificate shall not be entitled to any benefit under the Agreement or the Series 2001-2 Supplement or be valid for any purpose.

          IN WITNESS WHEREOF, the Transferor has caused this Class B Certificate to be duly executed by its undersigned officer thereunto duly authorized.


                                            SAKS CREDIT CORPORATION


                                            By:
                                               ---------------------------------
                                               Name:  Scott A. Honnold
                                               Title: Vice President


                                            Dated: July 17, 2001


                    TRUSTEE'S CERTIFICATE OF AUTHENTICATION

     This is one of the Class B Certificates described in the within-mentioned Agreement and Series 2001-2 Supplement.

                                            WELLS FARGO BANK MINNESOTA,
                                            NATIONAL ASSOCIATION, as Trustee


                                            By:
                                               ---------------------------------
                                               Authorized Officer

                                            Dated: July 17, 2001

                                     A-2-3

                         SAKS CREDIT CARD MASTER TRUST

         CLASS B FLOATING RATE ASSET BACKED CERTIFICATE, SERIES 2001-2

                        Summary of Terms and Conditions


          This Class B Certificate is one of a Series of Certificates entitled "Saks Credit Card Master Trust, Series 2001-2 Certificates" (the "Series 2001-2
                                                                  -------------
Certificates"), and one of a class thereof entitled "Class B Floating Rate Asset
------------
Backed Certificates, Series 2001-2" (the "Class B Certificates"), each of which
                                          --------------------
represents a fractional undivided interest in certain assets of the Trust. The Trust Property is allocated in part to the Investor Certificateholders of all outstanding Series (the "Certificateholders' Interest") and the interests, if
                         ----------------------------
any, of any Enhancement Providers, with the remainder allocated to the Transferor. The aggregate interest represented by the Class B Certificates at any time in the Principal Receivables in the Trust shall not exceed an amount equal to the Class B Investor Amount at such time. The Class B Initial Investor Amount is $36,000,000. The Class B Investor Amount on any date will be an amount equal to (a) the Class B Initial Investor Amount, minus (b) the aggregate amount of principal payments made to the Class B Certificateholders prior to such date, minus (c) the aggregate amount of Class B Investor Charge Offs for all prior Distribution Dates, minus (d) the amount of Class B Subordinated Principal Collections allocated to certain shortfalls in respect of the Class A Certificates on all prior Distribution Dates pursuant to the Series 2001-2 Supplement (excluding any Class B Subordinated Principal Collections that have resulted in a reduction in the Class C Investor Amount or the Class D Investor Amount pursuant to the Series 2001-2 Supplement), minus (e) an amount equal to the amount by which the Class B Investor Amount has been reduced on all prior Distribution Dates to avoid certain reductions in respect of the Class A Allocable Amount, plus (f) the sum of the amount of Excess Spread and Shared Excess Finance Charge Collections allocated and available on all prior Distribution Dates pursuant to the Series 2001-2 Supplement for the purpose of reimbursing amounts deducted pursuant to the foregoing clauses (c), (d) and (e) and, without duplication, the aggregate amount of the reductions of the Series Adjustment Amounts allocable to the Class B Investor Amount pursuant to the Series 2001-2 Supplement prior to such date; provided, however, that the Class B Investor Amount may not be reduced below zero. The "Class B Adjusted Investor
                                                     -------------------------
Amount" shall mean, on any date of determination, an amount equal to the Class B
------
Investor Amount minus, prior to the payment in full of the Class A Investor Amount, the excess of the Principal Account Balance over the Class A Investor Amount, and after the payment in full of the Class A Investor Amount, the Principal Account Balance, if any (but not less than zero). In addition, classes of the Series 2001-2 Certificates entitled "Class A Floating Rate Asset Backed Certificates, Series 2001-2" (the "Class A Certificates"), "Class C
                                          --------------------
Floating Rate Securities, Series 2001-2" (the "Class C Securities") and "Class D
                                               ------------------
Asset Backed Certificates, Series 2001-2" (the "Class D Certificates") will be
                                                --------------------
issued. The Exchangeable Transferor Certificate has been issued to Saks Credit Corporation pursuant to the Agreement, which represents the Transferor Interest.


                                     A-2-4

          Subject to the terms and conditions of the Agreement, the Transferor may from time to time direct the Trustee, on behalf of the Trust, to issue one or more new Series of Investor Certificates, and/or Additional Class D Certificates, which will represent fractional undivided interests in certain Trust Property.

          Each Class B Certificate represents the right to receive payments of
(i) interest at the rate of one-month LIBOR plus 0.65% per annum accruing from July 17, 2001, payable on August 15, 2001, and on the 15th day of each month thereafter (or, if such 15th day is not a Business Day, the next succeeding Business Day) (each, a "Distribution Date") and (ii) principal on the July 2006
                        -----------------
Distribution Date (the "Class B Expected Payment Date") (and each Distribution
                        -----------------------------
Date thereafter, if the Class B Certificates are not paid in full on the Class B Expected Payment Date) or, upon the occurrence of a Pay Out Event, on each Distribution Date relating to the Rapid Amortization Period, provided that no principal payments will be made on the Class B Certificates until the Class A Certificates have been paid in full, in each case funded from a percentage of the payments received with respect to the Receivables and certain other funds, all as more fully described in the Agreement and the Series 2001-2 Supplement. Interest on the Class B Certificates will be calculated on the basis of the actual number of days in the related Interest Period and a 360-day year.

          The Class B Certificates are subordinated to the Class A Certificates to the extent set forth in the Series 2001-2 Supplement. The Class C Securities and the Class D Certificates are subordinated to the Class A Certificates and to the Class B Certificates to the extent set forth in the Series 2001-2 Supplement.

          On each Distribution Date, the Paying Agent shall distribute to each Class B Certificateholder of record on the last Business Day immediately preceding such Distribution Date (each a "Record Date") such Class B
                                          -----------
Certificateholder's pro rata share of such amounts (including, after the Class A Certificates have been paid in full, amounts held in the Principal Account) as are payable to the Class B Certificateholders pursuant to the Agreement and the Series 2001-2 Supplement. Distributions with respect to this Class B Certificate will be made by the Paying Agent by check mailed to the address of the Class B Certificateholder of record appearing in the Certificate Register without the presentation or surrender of this Class B Certificate or the making of any notation thereon (except for the final distribution in respect of this Class B Certificate), except that with respect to Class B Certificates registered in the name of Cede & Co., as nominee for The Depository Trust Company, distributions will be made in the form of immediately available funds. Final payment of this Class B Certificate will be made only upon presentation and surrender of this Class B Certificate at the office or agency specified in the notice of final distribution delivered by the Trustee in accordance with the Agreement and the Series 2001-2 Supplement.

          On any Distribution Date occurring on or after the day on which the sum of the Class A Adjusted Investor Amount, the Class B Adjusted Investor Amount, the Class C Adjusted Investor Amount and the amount of the Class D Investor Amount held

                                     A-2-5
by parties other than the Transferor or any of its Affiliates is less than or equal to 10% of the sum of the Class A Investor Amount on the Closing Date, the Class B Investor Amount on the Closing Date, the Class C Investor Amount on the Closing Date and the highest amount of the Class D Investor Amount held by parties other than the Transferor or any of its Affiliates since the Closing Date, the Class B Certificates are subject to optional repurchase by the Transferor, if certain conditions set forth in the Agreement or the Series 2001-2 Supplement are satisfied. The repurchase price will be equal to the Class B Adjusted Investor Amount plus accrued but unpaid interest thereon less the amount held in the Collection Account allocable to Series 2001-2 to be applied other than to deposits in the Reserve Account and any excess payable to the Transferor as holder of the Exchangeable Transferor Certificate.

          Subject to certain conditions in the Agreement, if the Investor Amount is greater than zero on the December 2009 Distribution Date (the "Stated Series
                                                                  -------------
Termination Date"), the Trustee shall sell or cause to be sold an amount of
----------------
Receivables up to 110% of the Adjusted Investor Amount at the close of business on such date, but not more than the total amount of Receivables allocable to the Series 2001-2 Certificates, and apply the proceeds of such sale as provided in the Agreement and the Series 2001-2 Supplement.

          This Class B Certificate does not represent a recourse obligation of, or an interest in, the Transferor, the Servicer, or any Affiliate of any of them and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency or instrumentality. This Class B Certificate is limited in right of payment to certain Collections with respect to the Receivables (and certain other amounts), all as more specifically set forth hereinabove and in the Agreement and the Series 2001-2 Supplement.

          The Agreement and any Supplement may be amended from time to time by the Servicer, the Transferor and the Trustee, without the consent of any of the Investor Certificateholders, to cure any ambiguity, to revise certain exhibits and schedules, to correct or supplement any provision therein which may be inconsistent with any other provision therein or to add other identifying code numbers or identifying characteristics to the definition of Account or to add any other provisions with respect to matters or questions raised under the Agreement which shall not be inconsistent with the provisions of the Agreement; provided, however, that such action shall not adversely affect in any material respect the interests of any of the Investor Certificateholders. Additionally, the Agreement and any Supplement may be amended from time to time by the Servicer, the Transferor and the Trustee, without the consent of any of the Investor Certificateholders, to add to, change or eliminate any of the provisions of the Agreement or right of Investor Certificateholders or to enable Bearer Certificates to be issued in conformity with the Bearer Rules, to provide that Bearer Certificates may be registrable as to principal, to change or eliminate any restrictions on the payment of principal (or premium, if any) or any interest on Bearer Certificates to comply with the Bearer Rules, to permit Bearer Certificates to be issued in exchange for Registered Certificates (if then permitted by the Bearer Rules), to permit Bearer Certificates to be issued in exchange for Bearer

                                     A-2-6

Certificates of other authorized denominations or to permit the issuance of Investor Certificates in uncertificated form, provided any such action shall not adversely affect the interest of the holders of Bearer Certificates of any Series or any related Coupons in any material respect unless such amendment is necessary to comply with the Bearer Rules, or any right of the Investor Certificateholders of any outstanding Series; provided that (i) the Servicer shall have provided an Officer's Certificate to the Trustee to the effect that such amendment will not materially and adversely affect the interests of the Investor Certificateholders of any outstanding Series, (ii) such amendment shall not cause the Trust to be characterized as a corporation for Federal income tax purposes or otherwise have a material adverse effect on the Federal income taxation of any Series and (iii) the Servicer shall have given each Rating Agency ten (10) Business Days' prior written notice of such amendment and shall have received written confirmation from each Rating Agency that the Rating Agency Condition will be met. No such amendment, however, may effect any of the amendments that require unanimous Certificateholder consent as set forth herein in the Agreement or the Series 2001-2 Supplement or (i) reduce in any manner the amount of, or delay the timing of, distributions which are required to be made on any Investor Certificates of any Series, (ii) change the definition of or the manner of calculating the interest of any Certificateholder, (iii) alter the requirements for changing the percentage by which the Minimum Transferor Amount is determined, (iv) change the manner in which the Transferor Amount is determined, or (v) reduce the percentage required in Section 13.1(b) of the Agreement to consent to such amendments. Notwithstanding the foregoing, any amendment providing for the transfer of Receivables to or by, and the generation of new Receivables by, the Bank as Seller, Transferor, or Eligible Originator, the appointment of the Bank as Servicer, and/or the assignment of this Agreement, including any Supplement, to the Bank in connection with such transfer and any amendments necessary to reflect Bank and any related special purpose, bankruptcy remote entity that is an Affiliate of Saks Incorporated and that is organized for the purpose of purchasing Accounts and Receivables from such Bank and serving as Transferor will be deemed not to materially and adversely affect the interests of the Certificateholders.

          The Agreement and any Supplement may also be amended from time to time by the Servicer, the Transferor and the Trustee with the consent of the Investor Certificateholders evidencing Undivided Interests aggregating not less than 50% of the Investor Amount of all Series adversely affected, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Agreement or of modifying in any manner the rights of the Investor Certificateholders of any Series then issued and outstanding; provided, however, that no such amendment shall (i) reduce in any manner the amount of, or delay the timing of, distributions which are required to be made on any Investor Certificate of such Series without the consent of all holders of the related Investor Certificates; (ii) change the definition of or the manner of calculating the Investor Amount, the Investor Percentage, the required amount under any Enhancement or the Investor Default Amount of such Series without the consent of all holders of the related Investor Certificates; or (iii) reduce the aforesaid percentage required to consent to any such amendment, without the consent of all holders of the related Investor Certificates of all Series adversely affected thereby. Any amendment

                                     A-2-7
pursuant to this paragraph shall require prior written confirmation from the applicable Rating Agency that the Rating Agency Condition will be met.

          Subject to Section 13.1(c) of the Agreement, each Certificateholder, by its acceptance of this Certificate or any interest in this Certificate, consents to any amendment to the Agreement or any Supplement necessary for the Transferor to elect FASIT status for the Trust or any portion thereof under the Code.

          The Class B Certificates are issuable only in minimum denominations of $1,000 and integral multiples of $1,000. The transfer of this Class B Certificate shall be registered in the Certificate Register upon surrender of this Class B Certificate for registration of transfer at any office or agency maintained by the Transfer Agent and Registrar, and thereupon one or more new Class B Certificates in authorized denominations representing like aggregate undivided interests in the Trust will be issued to the designated transferee or transferees.

          As provided in the Agreement and the Series 2001-2 Supplement and subject to certain limitations therein set forth, Class B Certificates are exchangeable for new Class B Certificates in authorized denominations of like aggregate undivided interests in the Trust as requested by the Class B Certificateholder surrendering such Class B Certificates. No service charge may be imposed for any transfer or exchange but the Transfer Agent and Registrar and the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

          The Trustee, the Paying Agent and the Transfer Agent and Registrar and any agent or representative of any of them may treat the person in whose name this Class B Certificate is registered as the owner hereof for all purposes, and neither the Trustee, the Paying Agent, the Transfer Agent and Registrar, nor any agent or representative of any of them, shall be affected by notice to the contrary.

     THE AGREEMENT AND THIS CLASS B CERTIFICATE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES UNDER THE AGREEMENT SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.


                                     A-2-8

                                   ASSIGNMENT

Social Security or other Taxpayer Identification Number (T.I.N.) of assignee ______


     FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

          (name and address of assignee)
          ------------------------------

the within Certificate and all rights thereunder, and hereby irrevocably constitutes and appoints ______________________, attorney, to transfer said Certificate on the books kept for registration thereof, with full power of substitution in the premises.

Dated:                                      *
                                             -----------------------------------

                                            Signature Guaranteed:


(*) NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Certificate in every particular, without alteration, enlargement or any change whatsoever.

                                     A-2-9

                                  EXHIBIT A-3
                                     to the
                            SERIES 2001-2 SUPPLEMENT


                     FORM OF CLASS C FLOATING RATE SECURITY

                                  EXHIBIT A-3
                                     to the
                            2001-2 SERIES SUPPLEMENT


                     FORM OF CLASS C FLOATING RATE SECURITY


REGISTERED                                                           $65,250,000

No. C-1                                                    CUSIP No. 79377B AD 6


          Unless this Class C Floating Rate Security ("Class C Security") is
                                                       --------
presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the issuer or its agent for registration of
                   ---
transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

     THIS CLASS C SECURITY HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAW. THE HOLDER HEREOF, BY PURCHASING THIS CLASS C SECURITY, AGREES THAT THIS CLASS C SECURITY MAY BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS AND ONLY (1) TO THE TRANSFEROR OR (2) PURSUANT TO RULE 144A UNDER THE SECURITIES ACT TO A PERSON WHOM THE HOLDER REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" WITHIN THE MEANING OF RULE 144A (A "QIB") PURCHASING FOR ITS OWN ACCOUNT OR A QIB PURCHASING FOR THE ACCOUNT OF ANOTHER QIB, WHOM THE HOLDER HAS INFORMED, IN EACH CASE, THAT THE REOFFER, RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A UNDER THE SECURITIES ACT. EACH HOLDER OF A CLASS C SECURITY BY ACCEPTING A BENEFICIAL INTEREST IN THIS CLASS C SECURITY, IF SUCH PERSON ACQUIRED THIS CLASS C SECURITY IN A TRANSFER DESCRIBED IN CLAUSE (2) ABOVE, IS DEEMED TO REPRESENT THAT IT IS EITHER A QIB PURCHASING FOR ITS OWN ACCOUNT OR A QIB PURCHASING FOR THE ACCOUNT OF ANOTHER QIB.

                                     A-3-1

     PRIOR TO PURCHASING ANY CLASS C SECURITY, PURCHASERS SHOULD CONSULT COUNSEL WITH RESPECT TO THE AVAILABILITY AND CONDITIONS OF EXEMPTION FROM THE RESTRICTION ON RESALE OR TRANSFER. THE TRANSFEROR HAS NO OBLIGATION OR INTENT TO REGISTER THE CLASS C SECURITIES UNDER THE SECURITIES ACT, TO QUALIFY THE CLASS C SECURITIES UNDER THE SECURITIES LAWS OF ANY STATE OR TO PROVIDE REGISTRATION RIGHTS TO ANY PURCHASER.

     THE CLASS C SECURITIES MAY NOT BE PURCHASED OR HELD BY OR ON BEHALF OF (I) EMPLOYEE BENEFIT PLANS (AS DEFINED IN SECTION 3(3) OF ERISA) WHETHER OR NOT SUBJECT TO TITLE I OF ERISA, (II) PLANS (AS DEFINED IN SECTION 4975(e)(1) OF THE
CODE) WHETHER OR NOT SUBJECT TO SECTION 4975 OF THE CODE, INCLUDING, WITHOUT LIMITATION, INDIVIDUAL RETIREMENT ACCOUNTS OR KEOGH PLANS, (III) ENTITIES WHOSE UNDERLYING ASSETS INCLUDE PLAN ASSETS BY REASON OF A PLAN'S INVESTMENT IN SUCH ENTITIES, INCLUDING, WITHOUT LIMITATION, INSURANCE COMPANY GENERAL ACCOUNTS (EACH OF (I), (II), AND (III), A "PLAN") OR (IV) PERSONS INVESTING PLAN ASSETS OF ANY PLAN, PROVIDED, HOWEVER, THAT THE CLASS C SECURITIES MAY BE PURCHASED OR HELD BY OR ON BEHALF OF AN INSURANCE COMPANY GENERAL ACCOUNT ONLY IF LESS THAN 25% OF THE ASSETS OF SUCH GENERAL ACCOUNT CONSTITUTE PLAN ASSETS. EACH PURCHASER IS DEEMED TO REPRESENT, WARRANT AND COVENANT BY ITS ACCEPTANCE OF A CLASS C SECURITY THAT IT EITHER (I) IS NOT A PLAN AND THAT IT IS NOT PURCHASING SUCH CLASS C SECURITY ON BEHALF OF OR WITH PLAN ASSETS OF ANY PLAN OR (II) (X) IT IS, OR IS ACTING ON BEHALF OF, AN INSURANCE COMPANY GENERAL ACCOUNT, (Y) LESS THAN 25% OF THE ASSETS OF SUCH GENERAL ACCOUNT CONSTITUTE PLAN ASSETS AND (Z) SUCH PURCHASE AND HOLDING IS EXEMPT FROM THE PROHIBITED TRANSACTION RULES OF ERISA AND SECTION 4975 OF THE CODE.

                         SAKS CREDIT CARD MASTER TRUST

                CLASS C FLOATING RATE SECURITIES, SERIES 2001-2

                             Expected Payment Date:
                          July 2006 Distribution Date

                       Representing an undivided interest
                            in certain assets of the

                         SAKS CREDIT CARD MASTER TRUST

                                     A-3-2

Evidencing an undivided interest in a trust, the corpus of which consists primarily of receivables acquired from

                            SAKS CREDIT CORPORATION

          (Not an interest in or obligation of Saks Credit Corporation or any Affiliate thereof)

     This certifies that Cede & Co (the "Class C Holder") is the registered
                                         --------------
owner of a fractional undivided interest in certain assets of a trust (the "Trust") created pursuant to the Master Pooling and Servicing Agreement, dated as of August 21, 1997 (as amended and supplemented, the "Agreement"), as
                                                         ---------
supplemented by the Series 2001-2 Supplement, dated as of July 17, 2001 (as amended and supplemented, the "Series 2001-2 Supplement"), among Saks Credit
                               ------------------------
Corporation (as successor to Proffitt's Credit Corporation), as Transferor, Saks Incorporated (formerly named "Proffitt's, Inc.") as Servicer, and Wells Fargo Bank Minnesota, National Association (formerly named "Norwest Bank Minnesota, National Association"), a national banking association, as trustee (the "Trustee"). The corpus of the Trust consists of (i) receivables (the
 -------
"Receivables") generated from time to time in a portfolio of consumer revolving
 -----------
credit card accounts identified under the Agreement (the "Accounts"), (ii) all
                                                          --------
monies due or to become due in payment of the Receivables, (iii) all proceeds of the Receivables and proceeds of Insurance Policies relating to the Receivables,
(iv) all monies held in certain accounts of the Trust (excluding investment earnings, unless otherwise specified in the Agreement or any Supplement), (v) all Recoveries and Collections of the Receivables, (vi) any Enhancement with respect to any Series (or class thereof) and (vii) all other assets and interests constituting the Trust Property. Although a summary of certain provisions of the Agreement and the Series 2001-2 Supplement is set forth below and on the Summary of Terms and Conditions attached hereto and made a part hereof, this Class C Security does not purport to summarize the Agreement and the Series 2001-2 Supplement and reference is made to the Agreement and the Series 2001-2 Supplement for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Trustee. A copy of the Agreement and the Series 2001-2 Supplement (without schedules) may be requested from the Trustee by writing to the Trustee at Wells Fargo Bank Minnesota, N.A., Sixth Street and Marquette Avenue, N9311-161, Minneapolis, Minnesota 55479, Attention: Asset Backed Securities Corporate Trust Department. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Agreement or the Series 2001-2 Supplement, as applicable.

          This Class C Security is issued under and is subject to the terms, provisions and conditions of the Agreement and the Series 2001-2 Supplement, to which Agreement and Series 2001-2 Supplement, each as amended and supplemented from time to time, the Class C Holder by virtue of the acceptance hereof assents and is bound.

                                     A-3-3

          It is the intent of the Transferor and the Investor Certificateholders (and Certificate Owners) that, for Federal, state and local income and franchise tax purposes only, the Investor Certificates will qualify as indebtedness of the Transferor secured by the Receivables. The Class C Holder (and each Certificate Owner of a Class C Security), by the acceptance of this Class C Security (or its interest therein), is deemed to agree to treat this Class C Security for Federal, state and local income and franchise tax purposes and any other tax imposed on or measured by income as indebtedness of the Transferor.

          Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, this Class C Security shall not be entitled to any benefit under the Agreement or the Series 2001-2 Supplement or be valid for any purpose.

          IN WITNESS WHEREOF, the Transferor has caused this Class C Security to be duly executed.

                                            SAKS CREDIT CORPORATION


                                            By:
                                               ---------------------------------
                                               Name:  Scott A. Honnold
                                               Title: Vice President


                                            Dated: July 17, 2001



                    TRUSTEE'S CERTIFICATE OF AUTHENTICATION

     This is one of the Class C Securities described in the within-mentioned Agreement and Series 2001-2 Supplement.

                                            WELLS FARGO BANK MINNESOTA,
                                            NATIONAL ASSOCIATION, as Trustee,


                                            By:
                                               ---------------------------------
                                               Authorized Officer


                                            Dated: July 17, 2001

                                     A-3-4

                         SAKS CREDIT CARD MASTER TRUST

                        CLASS C SECURITY, SERIES 2001-2

                        Summary of Terms and Conditions

          This Class C Security is one of a Series of Certificates entitled Saks Credit Card Master Trust, Series 2001-2 Certificates (the "Series 2001-2
                                                           -------------
Certificates"), and one of a class thereof entitled "Class C Floating Rate
------------
Securities, Series 2001-2" (the "Class C Securities"), each of which represents
                                 ------------------
a fractional undivided interest in certain assets of the Trust. The Trust Property is allocated in part to the Investor Certificateholders of all outstanding Series (the "Certificateholders' Interest") and the interests, if
                         ----------------------------
any, of any Enhancement Providers, with the remainder allocated to the Transferor. The aggregate interest represented by the Class C Securities at any time in the Principal Receivables in the Trust shall not exceed an amount equal to the Class C Investor Amount at such time. The initial Class C Investor Amount is $65,250,000. The Class C Investor Amount on any date will be an amount equal to (a) the initial Class C Investor Amount equal to $65,250,000 minus (b) the aggregate amount of principal payments made to the Class C Holders on or prior to such date, minus (c) the amount of Class C Subordinated Principal Collections used to make payments in respect of the Class A Certificates and Class B Certificates on all prior Distribution Dates that have resulted in a reduction of the Class C Investor Amount, minus (d) an amount equal to the amount by which the Class C Investor Amount has been reduced on all prior Distribution Dates in respect of the Class A Allocable Amount, the Class B Allocable Amount and the Class C Allocable Amount, plus (e) the sum of the amount of Excess Spread and Shared Excess Finance Charge Collections allocated and available on all prior Distribution Dates for the purpose of reimbursing amounts deducted pursuant to the foregoing clauses (c) and (d) and, without duplication, reductions of the Series Adjustment Amount allocable to the Class C Investor Amount; provided, however, that the Class C Investor Amount may not be reduced below zero. In addition, classes of the Series 2001-2 Certificates entitled Class A Floating Rate Asset Backed Certificates, Series 2001-2 (the "Class A Certificates"),
                                                    --------------------
Class B Floating Rate Asset Backed Certificates, Series 2001-2 (the "Class B
                                                                     -------
Certificates") and Class D Asset Backed Certificates, Series 2001-2 (the "Class
------------                                                              -----
D Certificates") will be issued. The Exchangeable Transferor Certificate has
--------------
been issued to Saks Credit Corporation pursuant to the Agreement, which represents the Transferor Interest.

          Subject to the terms and conditions of the Agreement, the Transferor may from time to time direct the Trustee, on behalf of the Trust, to issue one or more new Series of Investor Certificates and/or Additional Class D Certificates, which will represent fractional undivided interests in certain Trust Property.

          Each Class C Security represents the right to receive (i) interest at the rate of one-month LIBOR plus 1.50% per annum accruing from July 17, 2001, payable on August 15, 2001, and on the 15th day of each month thereafter (or, if such 15th day is not a Business Day, the next succeeding Business Day) (each, a "Distribution Date") and (ii)
 -----------------

                                     A-3-5
payments of principal on each Distribution Date on and after the Distribution Date on which the Class B Certificates have been paid in full (subject to certain exceptions), in each case funded from a percentage of the payments received with respect to the Receivables and certain other funds, all as more fully described in the Agreement and the Series 2001-2 Supplement. Interest on the Class C Securities will be calculated on the basis of the actual number of days in the related Interest Period and a 360-day year.

          The Class C Securities are subordinated to the Class A Certificates and the Class B Certificates to the extent set forth in the Series 2001-2 Supplement. The Class D Certificates are subordinated to the Class C Securities to the extent set forth in the Series 2001-2 Supplement.

          On each Distribution Date, the Paying Agent shall distribute to each Class C Holder of record at the close of business on the last Business Day immediately preceding such Distribution Date (each a "Record Date") such Class C
                                                      -----------
Holder's pro rata share of such amounts as are payable to the Class C Holders pursuant to the Agreement and the Series 2001-2 Supplement. Distributions with respect to this Class C Security will be made by the Paying Agent by check mailed to the address of the Class C Holder of record appearing in the Certificate Register without the presentation or surrender of this Class C Security or the making of any notation thereon (except for the final distribution in respect of this Class C Security), except that with respect to Class C Securities registered in the name of Cede & Co., as nominee for The Depository Trust Company, distributions will be made in the form of immediately available funds. Final payment of this Class C Security will be made only upon presentation and surrender of this Class C Security at the office or agency specified in the notice of final distribution delivered by the Trustee in accordance with the Agreement and the Series 2001-2 Supplement.

          On any Distribution Date occurring on or after the day on which the Class A Adjusted Investor Amount, the Class B Adjusted Investor Amount, the Class C Adjusted Investor Amount and the amount of the Class D Investor Amount held by parties other than the Transferor or any of its Affiliates is less than or equal to 10% of the sum of the Class A Investor Amount on the Closing Date, the Class B Investor Amount on the Closing Date, the Class C Investor Amount on the Closing Date and the highest amount of the Class D Investor Amount held by parties other than the Transferor or any of its Affiliates since the Closing Date, the Class C Securities are subject to optional repurchase by the Transferor if certain conditions set forth in the Agreement or Series 2001-2 Supplement are satisfied. The repurchase price will be equal to the Class C Adjusted Investor Amount plus accrued and unpaid interest thereon less the amount held in the Collection Account allocable to Series 2001-2 to be applied other than to deposits in the Reserve Account, with any excess payable to the Transferor as holder of the Exchangeable Transferor Certificate.

          Subject to certain conditions in the Agreement, if the Investor Amount is greater than zero on the December 2009 Distribution Date (the "Stated Series
                                                                  -------------
Termination Date"), the Trustee shall sell or cause to be sold an amount of
----------------
Receivables


                                     A-3-6
up to 110% of the Adjusted Investor Amount at the close of business on such date, but not more than the total amount of Receivables allocable to the Series 2001-2 Certificates, and apply the proceeds of such sale as provided in the Agreement and the Series 2001-2 Supplement.

          This Class C Security does not represent a recourse obligation of, or an interest in, the Transferor, the Servicer, or any Affiliate of any of them and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency or instrumentality. This Class C Security is limited in right of payment to certain Collections with respect to the Receivables (and certain other amounts), all as more specifically set forth hereinabove and in the Agreement and the Series 2001-2 Supplement.

          The Agreement and any Supplement may be amended from time to time by the Servicer, the Transferor and the Trustee, without the consent of any of the Investor Certificateholders, to cure any ambiguity, to revise certain exhibits and schedules, correct or supplement any provision therein which may be inconsistent with any other provision therein or to add other identifying code numbers or identifying characteristics to the definition of Account or to add any other provisions with respect to matters or questions raised under the Agreement which shall not be inconsistent with the provisions of the Agreement; provided, however, that such action shall not adversely affect in any material respect the interests of any of the Investor Certificateholders. Additionally, the Agreement and any Supplement may be amended from time to time by the Servicer, the Transferor and the Trustee, without the consent of any of the Investor Certificateholders, to add to, change or eliminate any of the provisions of the Agreement or any right of Investor Certificateholders or to enable Bearer Certificates to be issued in conformity with the Bearer Rules, to provide that Bearer Certificates may be registrable as to principal, to change or eliminate any restrictions on the payment of principal (or premium, if any) or any interest on Bearer Certificates to comply with the Bearer Rules, to permit Bearer Certificates to be issued in exchange for Registered Certificates (if then permitted by the Bearer Rules), to permit Bearer Certificates to be issued in exchange for Bearer Certificates of other authorized denominations or to permit the issuance of Investor Certificates in uncertificated form, provided any such action shall not adversely affect the interest of the holders of Bearer Certificates of any Series or any related Coupons in any material respect unless such amendment is necessary to comply with the Bearer Rules, or any right of the Investor Certificateholders of any outstanding Series; provided that (i) the Servicer shall have provided an Officer's Certificate to the Trustee to the effect that such amendment will not materially and adversely affect the interests of the Investor Certificateholders of any outstanding Series, (ii) such amendment shall not cause the Trust to be characterized as a corporation for Federal income tax purposes or otherwise have a material adverse effect on the Federal income taxation of any Series and (iii) the Servicer shall have given each Rating Agency ten (10) Business Days' prior written notice of such amendment and shall have received written confirmation from each Rating Agency that the Rating Agency Condition will be met. No such amendment, however, may effect any of the amendments that require unanimous Certificateholder consent as set forth herein, in the Agreement or the Series 2001-2 Supplement or (i)

                                     A-3-7
reduce in any manner the amount of, or delay the timing of, distributions which are required to be made on any Investor Certificates of any Series, (ii) change the definition of or the manner of calculating the interest of any Certificateholder, (iii) alter the requirements for changing the percentage by which the Minimum Transferor Amount is determined, (iv) change the manner in which the Transferor Amount is determined or (v) reduce the percentage required in Section 13.1(b) to consent to such amendments. Notwithstanding the foregoing, any amendment providing for the transfer of Receivables to or by, and the generation of new Receivables by, the Bank as Seller, Transferor, or Eligible Originator, the appointment of the Bank as Servicer, and/or the assignment of this Agreement, including any Supplement, to the Bank in connection with such transfer and any amendments necessary to reflect such Bank and any related special purpose, bankruptcy remote entity that is an Affiliate of Saks Incorporated and that is organized for the purpose of purchasing Accounts and Receivables from such Bank and serving as Transferor will be deemed not to materially and adversely affect the interests of the Certificateholders.

          The Agreement and any Supplement may also be amended from time to time by the Servicer, the Transferor and the Trustee with the consent of the Investor Certificateholders evidencing undivided interests aggregating not less than 50% of the Investor Amount of all Series adversely affected, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Agreement or of modifying in any manner the rights of the Investor Certificateholders of any Series then issued and outstanding; provided, however, that no such amendment shall (i) reduce in any manner the amount of, or delay the timing of, distributions which are required to be made on any Investor Certificate of such Series without the consent of all holders of the related Investor Certificates; (ii) change the definition of or the manner of calculating the Investor Amount, the Investor Percentage, the required amount under any Enhancement or the Investor Default Amount of such Series without the consent of the holders of the related Investor Certificates; or (iii) reduce the aforesaid percentage required to consent to any such amendment, without the consent of all holders of the related Investor Certificates of all Series adversely affected thereby. Any amendment pursuant to this paragraph shall require prior written confirmation from the applicable Rating Agency that the Rating Agency Condition will be met.

          Subject to Section 13.1(c) of the Agreement, each Class C Holder by its acceptance of this Class C Security or any interest in this Class C Security, consents to any amendment to the Agreement or any Supplement necessary for the Transferor to elect FASIT status for the Trust or any portion thereof under the Code.

          As provided in the Series 2001-2 Supplement, each initial transferee of the Class C Securities or Class D Certificates, or any interest therein and any assignee thereof or participant therein (each a "holder") shall certify to
                                                     ------
the Transferor, the Servicer and the Trustee that it has neither acquired nor will it sell, transfer, assign participate, pledge, hypothecate, or otherwise dispose (any such act, a "transfer") of any interest in its Class C Securities
                          --------
or Class D Certificates or cause an interest in such Class C Securities or Class D Certificates to be marketed on or through (i) an "established securities market"

                                     A-3-8
within the meaning of Section 7704(b)(1) of Code and any Treasury regulation thereunder, including, without limitation, an over-the-counter market or an interdealer quotation system that regularly disseminates firm buy or sell quotations or (ii) a "secondary market" within the meaning of Section 7704(b)(2) of the Code and any Treasury regulation thereunder, including, without limitation, a market wherein interests in the Class C Securities or Class D Certificates are regularly quoted by any Person making a market in such interests and a market wherein any Person regularly makes available bid or offer quotes with respect to interests in the Class C Securities or Class D Certificates and stands ready to effect buy or sell transactions at the quoted price for itself or on behalf of others.

          The Class C Securities are issuable only in minimum denominations of $250,000 and integral multiples of $1,000. The transfer of this Class C Security shall be registered in the Certificate Register upon surrender of this Class C Security for registration of transfer at any office or agency maintained by the Transfer Agent and Registrar, and thereupon one or more new Class C Securities in authorized denominations representing like aggregate undivided interests in the Trust will be issued to the designated transferee or transferees.

          As provided in the Agreement and the Series 2001-2 Supplement and subject to certain limitations therein set forth, Class C Securities are exchangeable for new Class C Securities in authorized denominations of like aggregate undivided interests in the Trust as requested by the Class C Holder surrendering such Class C Securities. No service charge may be imposed for any transfer or exchange but the Transfer Agent and Registrar and the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

          The Trustee, the Paying Agent and the Transfer Agent and Registrar and any agent or representative of any of them may treat the person in whose name this Class C Security is registered as the owner hereof for all purposes, and neither the Trustee, the Paying Agent, the Transfer Agent and Registrar, nor any agent or representative of any of them, shall be affected by notice to the contrary.

          THE AGREEMENT AND THIS CLASS C SECURITY SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES UNDER THE AGREEMENT SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.


                                     A-3-9

                                   ASSIGNMENT

Social Security or other Taxpayer Identification Number (T.I.N.) of assignee ______


     FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

          (name and address of assignee)
          ------------------------------

the within Class C Security and all rights thereunder, and hereby irrevocably constitutes and appoints ______________________, attorney, to transfer said Class C Security on the books kept for registration thereof, with full power of substitution in the premises.

Dated:                                      *
                                             -----------------------------------


                                             Signature Guaranteed:



(*) NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Certificate in every particular, without alteration, enlargement or any change whatsoever.


                                    A-3-10

                                  EXHIBIT A-4
                                    to the
                           SERIES 2001-2 SUPPLEMENT


                          FORM OF CLASS D CERTIFICATE

                                  EXHIBIT A-4
                                    to the
                           2001-2 SERIES SUPPLEMENT


                          FORM OF CLASS D CERTIFICATE


REGISTERED                                                           $15,750,000

No. D-1

          THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS OR
                                         ---
"BLUE SKY" LAWS, AND MAY NOT DIRECTLY OR INDIRECTLY BE OFFERED OR SOLD OR OTHERWISE DISPOSED OF WITHOUT COMPLIANCE WITH SUCH LAWS. PRIOR TO ANY TRANSFER OF THIS CERTIFICATE, THE TRUSTEE OR THE TRANSFER AGENT AND REGISTRAR AND THE SERVICER SHALL REQUIRE A TRANSFEREE AGREEMENT FROM THE TRANSFEREE DEMONSTRATING COMPLIANCE WITH APPLICABLE SECURITIES LAWS AND CONTAINING CERTAIN REPRESENTATIONS AND COVENANTS AS TO VARIOUS ERISA MATTERS. THE TRUSTEE OR THE TRANSFER AGENT AND REGISTRAR AND THE SERVICER ALSO MAY REQUIRE AN OPINION OF COUNSEL WITH RESPECT THERETO. IN ADDITION, THE TRANSFEROR SHALL NOT TRANSFER THIS CERTIFICATE UNLESS THE TRANSFEROR SHALL HAVE DELIVERED TO THE TRUSTEE AN OPINION OF COUNSEL TO THE EFFECT THAT SUCH PROPOSED TRANSFER WOULD NOT ADVERSELY AFFECT THE TAX CHARACTERIZATION OF THE TRUST.

          THIS CERTIFICATE MAY NOT BE ACQUIRED, SOLD, TRADED OR TRANSFERRED, NOR MAY AN INTEREST IN THIS CERTIFICATE BE MARKETED, ON OR THROUGH (I) AN "ESTABLISHED SECURITIES MARKET" WITHIN THE MEANING OF SECTION 7704(b)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") AND ANY PROPOSED,
                                                ----
TEMPORARY OR FINAL TREASURY REGULATION THEREUNDER, INCLUDING, WITHOUT LIMITATION, AN OVER-THE-COUNTER-MARKET OR AN INTERDEALER QUOTATION SYSTEM THAT REGULARLY DISSEMINATES FIRM BUY OR SELL QUOTATIONS OR (II) A "SECONDARY MARKET" WITHIN THE MEANING OF SECTION 7704(b)(2) OF THE CODE AND ANY PROPOSED, TEMPORARY OR FINAL TREASURY REGULATION THEREUNDER, INCLUDING A MARKET WHEREIN INTERESTS IN THE CLASS D CERTIFICATES ARE REGULARLY QUOTED BY ANY PERSON MAKING A MARKET IN SUCH INTERESTS AND A MARKET WHEREIN ANY PERSON REGULARLY MAKES AVAILABLE BID


                                     A-4-1

OR OFFER QUOTES WITH RESPECT TO INTERESTS IN THE CLASS D CERTIFICATES AND STANDS READY TO EFFECT BUY OR SELL TRANSACTIONS AT THE QUOTED PRICES FOR ITSELF OR ON BEHALF OF OTHERS.


                         SAKS CREDIT CARD MASTER TRUST

                CLASS D ASSET BACKED CERTIFICATE, SERIES 2001-2

                       Representing an undivided interest
                            in certain assets of the

                         SAKS CREDIT CARD MASTER TRUST

Evidencing an undivided interest in a trust, the corpus of which consists primarily of receivables acquired from

                            SAKS CREDIT CORPORATION

          (Not an interest in or obligation of Saks Credit Corporation or any Affiliate thereof)

          This certifies that Saks Credit Corporation (the "Class D
                                                            -------
Certificateholder") is the registered owner of a fractional undivided interest
-----------------
in certain assets of a trust (the "Trust") created pursuant to the Master Pooling and Servicing Agreement, dated as of August 21, 1997 (as amended and supplemented, the "Agreement"), as supplemented by the Series 2001-2 Supplement,
                   ---------
dated as of July 21, 1999 (as amended and supplemented, the "Series 2001-2
                                                             -------------
Supplement"), among Saks Credit Corporation (as successor to Proffitt's Credit
----------
Corporation), as Transferor, Saks Incorporated (formerly named "Proffitt's, Inc.") as Servicer, and Wells Fargo Bank Minnesota, National Association (formerly named "Norwest Bank Minnesota, National Association"), a national banking association, as trustee (the "Trustee"). The corpus of the Trust
                                      -------
consists of (i) receivables (the "Receivables") generated from time to time in a
                                  -----------
portfolio of consumer revolving credit card accounts identified under the Agreement (the "Accounts"), (ii) all monies due or to become due in payment of
                --------
the Receivables, (iii) all proceeds of the Receivables and proceeds of Insurance Policies relating to the Receivables, (iv) all monies held in certain accounts of the Trust (excluding investment earnings, unless otherwise specified in the Agreement or any Supplement), (v) all Recoveries and Collections of the Receivables, (vi) any Enhancement with respect to any Series (or class thereof) and (vii) all other assets and interests constituting the Trust Property. Although a summary of certain provisions of the Agreement and the Series 2001-2 Supplement is set forth below and on the Summary of Terms and Conditions attached hereto and made a part hereof, this Class D Certificate does not purport to summarize the Agreement and the Series 2001-2 Supplement and reference is made to the Agreement and the Series 2001-2 Supplement for information with respect to the interests, rights, benefits, obligations, proceeds and

                                     A-4-2
duties evidenced hereby and the rights, duties and obligations of the Trustee. A copy of the Agreement and the Series 2001-2 Supplement (without schedules) may be requested from the Trustee by writing to the Trustee at the Corporate Trust
Office: Wells Fargo Bank Minnesota, N.A., Sixth Street and Marquette Avenue, N9311-161, Minneapolis, Minnesota 55479, Attention: Asset Backed Securities Corporate Trust Department. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Agreement or the Series 2001-2 Supplement, as applicable.

          This Class D Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement and the Series 2001-2 Supplement, to which Agreement and Series 2001-2 Supplement, each as amended and supplemented from time to time, the Class D Certificateholder by virtue of the acceptance hereof assents and is bound.

          It is the intent of the Transferor and the Investor Certificateholders (and Certificate Owners) that, for Federal, state and local income and franchise tax purposes only, the Investor Certificates will qualify as indebtedness of the Transferor secured by the Receivables (unless otherwise specified in the related Supplement). The Class D Certificateholder (and each Certificate Owner of a Class D Certificate), by the acceptance of this Class D Certificate (or its interest therein), is deemed to agree to treat this Class D Certificate for Federal, state and local income and franchise tax purposes and any other tax imposed on or measured by income as indebtedness of the Transferor.

          Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, this Class D Certificate shall not be entitled to any benefit under the Agreement or the Series 2001-2 Supplement or be valid for any purpose.

          IN WITNESS WHEREOF, the Transferor has caused this Class D Certificate to be duly executed.

                                            SAKS CREDIT CORPORATION


                                            By:
                                               ---------------------------------
                                               Name:  Scott A.Honnold
                                               Title: Vice President


                                            Dated: July 17, 2001


                                     A-4-3

                    TRUSTEE'S CERTIFICATE OF AUTHENTICATION

     This is one of the Class D Certificates described in the within-mentioned Agreement and Series 2001-2 Supplement.

                                            WELLS FARGO BANK MINNESOTA,
                                            NATIONAL ASSOCIATION, as Trustee,


                                            By:
                                               ---------------------------------
                                               Authorized Officer


                                            Dated:  July 17, 2001



                                     A-4-4

                         SAKS CREDIT CARD MASTER TRUST

                CLASS D ASSET BACKED CERTIFICATE, SERIES 2001-2

                        Summary of Terms and Conditions

          This Class D Certificate is one of a Series of Certificates entitled Saks Credit Card Master Trust, Series 2001-2 Certificates (the "Series 2001-2
                                                                -------------
Certificates"), and one of a class thereof entitled "Class D Asset Backed
------------
Certificates, Series 2001-2" (the "Class D Certificates"), each of which
                                   --------------------
represents a fractional undivided interest in certain assets of the Trust. The Trust Property is allocated in part to the Investor Certificateholders of all outstanding Series (the "Certificateholders' Interest") and the interests, if
                         ----------------------------
any, of any Enhancement Providers, with the remainder allocated to the Transferor. The aggregate interest represented by the Class D Certificates at any time in the Principal Receivables in the Trust shall not exceed an amount equal to the Class D Investor Amount at such time. The Class D Initial Investor Amount is $15,750,000. The Class D Investor Amount on any date will be an amount equal to (a) the Class D Initial Investor Amount (plus the aggregate initial principal amount of any Additional Class D Certificates issued pursuant to the Series 2001-2 Supplement), minus (b) the aggregate amount of principal payments made to the Class D Certificateholders prior to such date, minus (c) the amount of Class D Subordinated Principal Collections used to make payments in respect of the Class A Certificates, the Class B Certificates and the Class C Securities on all prior Distribution Dates pursuant to the Series 2001-2 Supplement, minus (d) an amount equal to the amount by which the Class D Investor Amount has been reduced on all prior Distribution Dates in respect of the Class A Allocable Amount, the Class B Allocable Amount, the Class C Allocable Amount and the Class D Allocable Amount, plus (e) the sum of the amount of Excess Spread and Shared Excess Finance Charge Collections allocated and available on all prior Distribution Dates pursuant to the Series 2001-2 Supplement for the purpose of reimbursing amounts deducted pursuant to the foregoing clauses (c) and (d) and, without duplication, the aggregate amount of the reductions of the Series Adjustment Amounts allocable to the Class D Investor Amount pursuant to the Series 2001-2 Supplement; provided, however, that the Class D Investor Amount may not be reduced below zero. In addition, classes of the Series 2001-2 Certificates entitled Class A Asset Backed Certificates, Series 2001-2 (the "Class A Certificates"), Class B Asset Backed
                                  --------------------
Certificates, Series 2001-2 (the "Class B Certificates") and Class C Securities,
                                  --------------------
Series 2001-2 (the "Class C Securities") will be issued.  The Exchangeable
                    ------------------
Transferor Certificate has also been issued to Saks Credit Corporation pursuant to the Agreement, which represents the Transferor Interest.

          Subject to the terms and conditions of the Agreement, the Transferor may from time to time direct the Trustee, on behalf of the Trust, to issue one or more new Series of Investor Certificates, which will represent fractional undivided interests in certain Trust Property.

          Each Class D Certificate represents the right to receive payments of principal on each Distribution Date on and after the Distribution Date on which the Class

                                     A-4-5

A Certificates, the Class B Certificates and the Class C Securities have been paid in full (subject to certain exceptions), in each case funded from a percentage of the payments received with respect to the Receivables and certain other funds, and subject to certain restrictions, all as more fully described in the Agreement and the Series 2001-2 Supplement.

          The Class D Certificates are subordinated to the Class A Certificates, the Class B Certificates and the Class C Securities to the extent set forth in the Series 2001-2 Supplement.

          On each Distribution Date, the Paying Agent shall distribute to each Class D Certificateholder of record at the close of business on the last Business Day immediately preceding such Distribution Date (each a "Record Date")
                                                                   -----------
such Class D Certificateholder's pro rata share of such amounts as are payable to the Class D Certificateholders pursuant to the Agreement and the Series 2001-2 Supplement. Distributions with respect to this Class D Certificate will be made by the Paying Agent by check mailed to the address of the Class D Certificateholder of record appearing in the Certificate Register without the presentation or surrender of this Class D Certificate or the making of any notation thereon (except for the final distribution in respect of this Class D Certificate). Final payment of this Class D Certificate will be made only upon presentation and surrender of this Class D Certificate at the office or agency specified in the notice of final distribution delivered by the Trustee in accordance with the Agreement and the Series 2001-2 Supplement.

          On any Distribution Date occurring on or after the day on which the Class A Adjusted Investor Amount, the Class B Adjusted Investor Amount, the Class C Adjusted Investor Amount and the amount of the Class D Investor Amount held by parties other than the Transferor or any of its Affiliates is less than or equal to 10% of the sum of the Class A Investor Amount on the Closing Date, the Class B Investor Amount on the Closing Date, the Class C Investor Amount on the Closing Date and the highest amount of the Class D Investor Amount held by parties other than the Transferor or any of its Affiliates since the Closing Date, the Class D Certificates are subject to optional repurchase by the Transferor if certain conditions set forth in the Agreement or Series 2001-2 Supplement are satisfied. The retransfer price will be equal to the Class D Investor Amount plus accrued and unpaid interest thereon less the amount held in the Collection Account allocable to Series 2001-2 to be applied other than to deposits in the Reserve Account, with any excess payable to the Transferor as holder of the Exchangeable Transferor Certificate.

          Subject to certain conditions in the Agreement, if the Investor Amount is greater than zero on the December 2009 Distribution Date (the "Stated Series
                                                                  -------------
Termination Date"), the Trustee shall sell or cause to be sold an amount of
----------------
Receivables up to 110% of the Adjusted Investor Amount at the close of business on such date, but not more than the total amount of Receivables allocable to the Series 2001-2 Certificates, and apply the proceeds of such sale as provided in the Agreement and the Series 2001-2 Supplement.


                                     A-4-6

          This Class D Certificate does not represent a recourse obligation of, or an interest in, the Transferor, the Servicer, or any Affiliate of any of them and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency or instrumentality. This Class D Certificate is limited in right of payment to certain Collections with respect to the Receivables (and certain other amounts), all as more specifically set forth hereinabove and in the Agreement and the Series 2001-2 Supplement.

          The Agreement and any Supplement may be amended from time to time by the Servicer, the Transferor and the Trustee, without the consent of any of the Investor Certificateholders, to cure any ambiguity, to revise certain exhibits and schedules, correct or supplement any provision therein which may be inconsistent with any other provision therein or to add other identifying code numbers or identifying characteristics to the definition of Account or to add any other provisions with respect to matters or questions raised under the Agreement which shall not be inconsistent with the provisions of the Agreement; provided, however, that such action shall not adversely affect in any material respect the interests of any of the Investor Certificateholders. Additionally, the Agreement and any Supplement may be amended from time to time by the Servicer, the Transferor and the Trustee, without the consent of any of the Investor Certificateholders, to add to, change or eliminate any of the provisions of the Agreement or any right of Investor Certificateholders or to enable Bearer Certificates to be issued in conformity with the Bearer Rules, to provide that Bearer Certificates may be registrable as to principal, to change or eliminate any restrictions on the payment of principal (or premium, if any) or any interest on Bearer Certificates to comply with the Bearer Rules, to permit Bearer Certificates to be issued in exchange for Registered Certificates (if then permitted by the Bearer Rules), to permit Bearer Certificates to be issued in exchange for Bearer Certificates of other authorized denominations or to permit the issuance of Investor Certificates in uncertificated form, provided any such action shall not adversely affect the interest of the holders of Bearer Certificates of any Series or any related Coupons in any material respect unless such amendment is necessary to comply with the Bearer Rules, or any right of the Investor Certificateholders of any outstanding Series; provided that (i) the Servicer shall have provided an Officer's Certificate to the Trustee to the effect that such amendment will not materially and adversely affect the interests of the Investor Certificateholders of any outstanding Series, (ii) such amendment shall not cause the Trust to be characterized as a corporation for Federal income tax purposes or otherwise have a material adverse effect on the Federal income taxation of any Series and (iii) the Servicer shall have given each Rating Agency ten (10) Business Days' prior written notice of such amendment and shall have received written confirmation from each Rating Agency that the Rating Agency Condition will be met. No such amendment, however, may effect any of the amendments that require unanimous Certificateholder consent as set forth herein, in the Agreement or the Series 2001-2 Supplement or (i) reduce in any manner the amount of, or delay the timing of, distributions which are required to be made on any Investor Certificates of any Series, (ii) change the definition of or the manner of calculating the interest of any Certificateholder, (iii) alter the requirements for changing the percentage by which the Minimum Transferor Amount is

                                     A-4-7
determined, (iv) change the manner in which the Transferor Amount is determined or (v) reduce the percentage required in Section 13(b) to consent to such amendments. Notwithstanding the foregoing, any amendment providing for the transfer of Receivables to or by, and the generation of new Receivables by, the Bank as Seller, Transferor, or Eligible Originator, the appointment of the Bank as Servicer, and/or the assignment of this Agreement, including any Supplement, to the Bank in connection with such transfer and any amendments necessary to reflect such Bank and any related special purpose, bankruptcy remote entity that is an Affiliate of Saks Incorporated and that is organized for the purpose of purchasing Accounts and Receivables from such Bank and serving as Transferor will be deemed not to materially and adversely affect the interests of the Certificateholders.

          The Agreement and any Supplement may also be amended from time to time by the Servicer, the Transferor and the Trustee with the consent of the Investor Certificateholders evidencing undivided interests aggregating not less than 50% of the Investor Amount of all Series adversely affected, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Agreement or of modifying in any manner the rights of the Investor Certificateholders of any Series then issued and outstanding; provided, however, that no such amendment shall (i) reduce in any manner the amount of, or delay the timing of, distributions which are required to be made on any Investor Certificate of such Series without the consent of all holders of the related Investor Certificates; (ii) change the definition of or the manner of calculating the Investor Amount, the Investor Percentage, the required amount under any Enhancement or the Investor Default Amount of such Series without the consent of the holders of the related Investor Certificates; or (iii) reduce the aforesaid percentage required to consent to any such amendment, without the consent of all holders of the related Investor Certificates of all Series adversely affected thereby. Any amendment pursuant to this paragraph shall require prior written confirmation from the applicable Rating Agency that the Rating Agency Condition will be met.

          Subject to Section 13.1(c) of the Agreement, each Certificateholder by its acceptance of this Certificate or any interest in this Certificate, consents to any amendment to the Agreement or any Supplement necessary for the Transferor to elect FASIT status for the Trust or any portion thereof under the Code.

          As provided in the Series 2001-2 Supplement, each initial transferee of the Class C Securities or Class D Certificates, or any interest therein and any assignee thereof or participant therein (each a "holder") shall certify to
                                                     ------
the Transferor, the Servicer and the Trustee that it has neither acquired nor will it sell, transfer, assign participate, pledge, hypothecate, or otherwise dispose (any such act, a "transfer") of any interest in its Class C Securities
                          --------
or Class D Certificates or cause an interest in such Class C Securities or Class D Certificates to be marketed on or through (i) an "established securities market" within the meaning of Section 7704(b)(1) of Code and any Treasury regulation thereunder, including, without limitation, an over-the-counter market or an interdealer quotation system that regularly disseminates firm buy or sell quotations or (ii) a "secondary market" within the meaning of Section 7704(b)(2) of the Code and any

                                     A-4-8

Treasury regulation thereunder, including, without limitation, a market wherein interests in the Class C Securities or Class D Certificates are regularly quoted by any Person making a market in such interests and a market wherein any Person regularly makes available bid or offer quotes with respect to interests in the Class C Securities or Class D Certificates and stands ready to effect buy or sell transactions at the quoted price for itself or on behalf of others. In addition, each holder shall certify, prior to any delivery or transfer to it of any Class D Certificate or interest therein, that it is not and will not become a partnership, Subchapter S corporation or grantor trust for United States federal income tax purposes. If a holder cannot make the certification described in the preceding sentence, the Transferor, the Trustee or the Servicer may prohibit a transfer to such entity; provided, however, that if the Transferor, the Trustee or the Servicer agrees to permit such a transfer, the Transferor, the Servicer or the Trustee may require additional certifications in order to prevent the Trust from being treated as a publicly traded partnership. Each holder acknowledges that special tax counsel to the Transferor may render Opinions of Counsel from time to time to the Transferor and others that the Trust will not be treated as an association or as a publicly traded partnership taxable as a corporation, and that such Opinions of Counsel will rely in part on the accuracy of the certifications described in the Series 2001-2 Supplement.

          The Class D Certificates are issuable only in minimum denominations of $50,000 and integral multiples of $1,000. The transfer of this Class D Certificate shall be registered in the Certificate Register upon surrender of this Class D Certificate for registration of transfer at any office or agency maintained by the Transfer Agent and Registrar, and thereupon one or more new Class D Certificates in authorized denominations representing like aggregate undivided interests in the Trust will be issued to the designated transferee or transferees.

          As provided in the Agreement and the Series 2001-2 Supplement and subject to certain limitations therein set forth, Class D Certificates are exchangeable for new Class D Certificates in authorized denominations of like aggregate undivided interests in the Trust as requested by the Class D Certificateholder surrendering such Class D Certificates. No service charge may be imposed for any transfer or exchange but the Transfer Agent and Registrar and the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

          The Trustee, the Paying Agent and the Transfer Agent and Registrar and any agent or representative of any of them may treat the person in whose name this Class D Certificate is registered as the owner hereof for all purposes, and neither the Trustee, the Paying Agent, the Transfer Agent and Registrar, nor any agent or representative of any of them, shall be affected by notice to the contrary.

          THE AGREEMENT AND THIS CLASS D CERTIFICATE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE


                                     A-4-9

PARTIES UNDER THE AGREEMENT SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.


                                    A-4-10

                                   ASSIGNMENT

Social Security or other Taxpayer Identification Number (T.I.N.) of assignee ______


     FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

          (name and address of assignee)
          ------------------------------

the within Certificate and all rights thereunder, and hereby irrevocably constitutes and appoints ______________________, attorney, to transfer said Certificate on the books kept for registration thereof, with full power of substitution in the premises.

Dated:                                      *
                                             -----------------------------------

                                             Signature Guaranteed:



(*) NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Certificate in every particular, without alteration, enlargement or any change whatsoever.


                                    A-4-11

                                   EXHIBIT B
                                     to the
                            2001-2 SERIES SUPPLEMENT


                    FORM OF MONTHLY PAYMENT INSTRUCTIONS AND
                          NOTIFICATION TO THE TRUSTEE

                                   [RESERVED]

                                   EXHIBIT C
                                     to the
                            2001-2 SERIES SUPPLEMENT


                 FORM OF MONTHLY CERTIFICATEHOLDER'S STATEMENT

                                   EXHIBIT D
                                     to the
                            2001-2 SERIES SUPPLEMENT

                             CLASS C SECURITY RATE




The Class C Rate is LIBOR plus 1.50% per annum.

The Class C Monthly Interest distributable with respect to the first Distribution Date is $280,092.

                                   EXHIBIT E
                                     to the
                            SERIES 2001-2 SUPPLEMENT


                         FORM OF PURCHASER CERTIFICATE

                         FORM OF PURCHASER CERTIFICATE
                         -----------------------------

                                     [DATE]



Saks Incorporated
750 Lakeshore Drive
Birmingham, Alabama  35211

Wells Fargo Bank Minnesota,
 National Association
Sixth Street and Marquette Avenue, N9311-161
Minneapolis, Minnesota  55479

Re:  Saks Credit Card Master Trust--[Class C Securities]
     [Class D Certificates], Series 2001-2

Ladies and Gentlemen:

     In connection with our proposed purchase of $________ in principal amount of the Saks Credit Card Master Trust, [Class C Security][Class D Asset Backed Certificate], Series 2001-2 (the "Certificate"), we confirm that:
                                  -----------

     1. We agree to be bound by the restrictions and conditions set forth in the Pooling and Servicing Agreement, dated as of August 21, 1997, as amended and supplemented from time to time, and the Series 2001-2 Supplement dated as of July 17, 2001 (the "Series 2001-2 Supplement" and, together with the Pooling and
                    ------------------------
Servicing Agreement, the "Pooling and Servicing Agreement"), each by and between
                          -------------------------------
Saks Credit Corporation, as Transferor, Saks Incorporated, as Servicer, and Wells Fargo Bank Minnesota, National Association (formerly named "Norwest Bank Minnesota, National Association"), as Trustee, relating to the Certificate and agree to be bound by, and not reoffer, resell, pledge or otherwise transfer (any such act, a "Transfer") the Certificate or any interest therein except in
             --------
compliance with, such restrictions and conditions, including, without limitation, those in Section K of the Series 2001-2 Supplement. Unless otherwise defined herein, capitalized terms used herein shall have the meanings specified in the Pooling and Servicing Agreement, including the Series 2001-2 Supplement.

     2. We understand that the Certificate has not been and will not be registered under the Securities Act of 1933, as amended (the "Securities Act"),
                                                              --------------
or any state or foreign securities or blue sky laws and agree that the Certificate or any interest therein may be reoffered, resold, pledged or otherwise transferred only in compliance with the

Securities Act and other applicable laws and only (i) to the Transferor or (ii) to a "qualified institutional buyer" (as defined in Rule 144A under the
      -----------------------------
Securities Act) in a transaction exempt from the registration requirements of the Securities Act (upon delivery of the documentation required by the Pooling and Servicing Agreement and, if the Trustee or Servicer so requires and the Pooling and Servicing Agreement so provides, an opinion of counsel satisfactory to the Trustee or the Servicer, as applicable).

     3. We have not acquired nor will we Transfer any Certificate we acquire (or any interest therein) or cause any Certificate (or any interest therein) to be marketed on or through (i) an "established securities market" within the meaning of Section 7704(b)(1) of the Internal Revenue Code of 1986, as amended (the "Code") and any Treasury regulation thereunder, including, without limitation,
 ----
an over-the-counter-market or an interdealer quotation system that regularly disseminates firm buy or sell quotations or (ii) a "secondary market" within the meaning of Section 7704(b)(2) of the Code and any Treasury regulation thereunder.

     4. We are a person who is either (A) (i) a citizen or resident of the United States, (ii) a corporation or other entity organized in or under the laws of the United States or any political subdivision thereof or (iii) a person not described in (i) or (ii) whose ownership of the Certificate is effectively connected with a such person's conduct of a trade or business within the United States (within the meaning of the Code) and our ownership of any interest in a Certificate will not result in any withholding obligation with respect to any payments with respect to the Certificate by any person or (B) an estate or trust the income of which is includible in gross income for United States federal income tax purposes. We agree that (a) if we are a person described in clause
(A) (i) or (A) (ii) above, we will furnish to the person from whom we are acquiring a Certificate, the Servicer and the Trustee a properly executed U.S. Internal Revenue Service Form W-9 and a new Form W-9, or any successor applicable form, upon the expiration or obsolescence of any previously delivered form or (b) if we are a person described in clause (A) (iii) above, we will furnish to the person from whom we are acquiring a Certificate, the Servicer and the Trustee a properly executed U.S. Internal Revenue Service Form 4224 and a new Form 4224, or any successor applicable form, upon the expiration or obsolescence of any previously delivered form (and, in each case, such other certifications, representations or opinions of counsel as may be requested by the Transferor, the Servicer or the Trustee). We recognize that, if we are a tax-exempt entity, payments with respect to the Certificate may constitute unrelated business taxable income.

     5. We understand that no subsequent Transfer of a Certificate is permitted unless such Transfer is of a Certificate with a denomination of at least $250,000 in the case of a Class C Security, and $50,000 with respect to a Class D Certificate, the Transferor and the Servicer consent in writing to the proposed Transfer, which consent shall be granted (assuming that all other conditions to such Transfer are satisfied) unless either the Transferor or the Servicer determines in its sole and absolute discretion that such Transfer would create a risk that the Trust would be classified for federal or any applicable state tax purposes as an association or publicly traded partnership taxable as a corporation; provided, however, that any attempted Transfer that would cause the number of holders of Class D Certificates to exceed ninety shall be void; and, provided further, that there shall not at any time be more than 10 Holders of Class D Certificates of Series 2001-2 or such other number as may be consented to by the Transferor, which consent may be withheld in its sole and absolute discretion].

     6. We have such knowledge and experience in financial and business matters, including the purchase of subordinated asset backed securities, as to be capable of evaluating the merits and risks of our investment in the Certificate, and we and any account for which we are acting are each able to bear the economic risk of our or its investment.

     7. We are acquiring each Certificate purchased by us for our own account or for a single account (each of which is a "qualified institutional buyer" within the meaning of Rule 144A) as to which we exercise sole investment discretion.

     8. We are not (i) an "employee benefit plan" (as defined in Section 3(3)
of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")),
                                                                     -----
that is subject to the provisions of Title I of ERISA, (ii) a plan described in
Section 4975(e)(1) of the Code, including, without limitation, individual retirement accounts and Keogh plans, (iii) a "governmental plan," (as defined in
Section 3(32) of ERISA), subject to any federal, state of local law which is, to a material extent, similar to the provisions of Section 406 of ERISA or Section 4975 of the Code, (iv) any other entity whose underlying assets include "plan assets" (as defined in United States Department of Labor ("DOL") Regulations
                                                           ---
Section 2510.3-101, 29 C.F.R. (S)2510.3-101 or otherwise under ERISA) by reason of a plan's investment in the entity, including, without limitation, an insurance company general account, or (v) a person (a "Plan Investor") investing or holding "plan assets" (as described in 29 C.F.R. 2510.3-101) of any such plan. If we are, or are acting on behalf of, an insurance company general account, we hereby represent, warrant and covenant that (i) less than 25% of the assets of such general account constitute assets of one or more Plan Investors and (ii) one or more statutory or administrative exemptions from the prohibited transaction rules of ERISA and Section 4975 of the Code applies to our purchase and holding of an interest in the Class C Securities such that the purchase and holding does not constitute a non-exempt prohibited transaction for the purposes of Title I of ERISA or Section 4975 of the Code. In addition, we represent, warrant and covenant that, if at any time the percentage of the assets of its general account that constitutes assets of one or more Plan Investors equals or exceeds 25% of such general account, we will take such steps as may be necessary to dispose of our interest in the Class C Securities.

     9. We further confirm that the Transfer to us complies in all other respects to the requirements specified in the Series 2001-2 Supplement, including without limitation [Section K,] and the form of Class C Security and in the case of a Transfer of Class D Certificates.

     10. We understand that any purported Transfer of any Certificate in contravention of the restrictions and conditions in paragraphs 1 through 9 above shall be null and void and the purported transferee shall not be recognized by the Trustee or any other person as a Holder for any purpose.

     11. We further understand that, on any proposed reoffer, resale, pledge or transfer of any Certificate, we will be required to furnish to the Trustee and the Transfer Agent and Registrar such certification and other information as the Trustee or the Transfer Agent and Registrar may reasonably require to confirm that the proposed sale complies with the foregoing restrictions and with the restrictions and conditions of the Certificate and the Pooling and Servicing Agreement, and we agree that if we determine to Transfer any Certificate we will cause our proposed transferee to provide the Transferor, the Servicer and the Trustee with a letter substantially in the form of this letter. We further understand that the Certificate purchased by us will bear a legend to the foregoing effect.

     12. The person signing this letter on behalf of the ultimate beneficial purchaser of the Certificate has been duly authorized by such beneficial purchaser of the Certificate to do so.

     13. The Certificate purchased by us should be registered in the name and issued in the denominations set forth on Schedule 1 hereto. All payments on the Certificate held by us should be wired to us in accordance with the instructions set forth on Schedule 1 hereto unless we otherwise notify the Transferor, the Servicer and the Trustee in writing.

     You are entitled to rely upon this letter and we understand that, in granting their respective consents to our purchase of the Certificate, the Transferor and the Servicer will rely on our representations and warranties in this letter and on our certifications in the documents (including, without limitation, the Form W-9 or Form 4224, as applicable) delivered by us to the Transferor, the Servicer or the Trustee in connection with our purchase of the Certificate. You are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

                                            Very truly yours,

                                            [FULL LEGAL NAME OF PURCHASER]



                                            By:
                                                --------------------------------
                                                Name:
                                                Title:

                                   Schedule 1
                                   ----------

                     Registration and Payment Instructions
                     -------------------------------------

Registration Instructions:
--------------------------

Full Legal Name of Purchaser:
                              --------------------------------------------------
Name in Which Certificates Should be Registered:

                           -----------------------------------------------------
Number and Denomination of Certificates:

                           -----------------------------------------------------

                           -----------------------------------------------------

Payment Instructions:
--------------------

Name of Bank:
Address of Bank:
Account Name:
Account Number:
ABA Number:
Reference:

Notice Information:
------------------

Address:

Attention:
Telephone:
Telefax:


PLEASE ATTACH AN ORIGINAL EXECUTED U.S. INTERNAL REVENUE SERVICE FORM W-9 AND/OR FORM 4224, IF APPLICABLE

                                   EXHIBIT F
                                     to the
                            SERIES 2001-2 SUPPLEMENT


                     CERTAIN REPRESENTATIONS AND WARRANTIES

     The following representations and warranties are made by each of the Transferor and the Servicer, as applicable:

General
-------

     1. The Agreement creates a valid and continuing security interest (as defined in the applicable UCC) in the Receivables and the proceeds thereof (collectively, the "Collateral") in favor of the Trustee on behalf of the
                    ----------
Certificateholders, which security interest is prior to all other Liens, and is enforceable as such as against creditors of and purchasers from the Transferor.

     2. The Collateral constitutes "accounts," "chattel paper" or "general intangibles" within the meaning of the applicable UCC.

Creation

     3. The Transferor owns and has good and marketable title to the Collateral free and clear of any Lien, claim or encumbrance of any Person.

     4. For sale of loan participations, swaps and other payment intangibles, the Transferor has received all consents and approvals required by the terms of the Collateral to the sale of the Collateral hereunder to the Trustee.

Perfection

     5. The Transferor has caused or will have caused, within ten days, the filing of all appropriate financing statements in the proper filing office in the appropriate jurisdictions under applicable law in order to perfect the security interest in the Collateral granted to the Trustee on behalf of the Certificateholders under the Agreement.

Priority

     6. Other than the security interest granted to the Trustee pursuant to this Agreement, the Transferor has not pledged, assigned, sold, granted a security interest in, or otherwise conveyed any of the Collateral. The Transferor has not authorized the filing of and is not aware of any financing statements against the Transferor that include a description of collateral covering the Collateral other than any financing statement relating to the security interest granted to the Trustee on behalf of the Certificateholders under the Agreement or that has been terminated. The Transferor is not aware of any judgment or tax lien filings against the Transferor.

Maintenance of Perfection and Priority of Security Interest

     7. The Servicer and the Transferor agree to maintain the perfection and priority of the security interest in the Collateral granted to the Trustee on behalf of the Certificateholders as provided in the Agreement, including, without limitation, Sections 2.1, 2.4(a), 2.5(a), 2.5(b), 2.6(a), 2.6(b),
2.6(c), 2.6(d), 2.7 (as amended by Amendment No. 3 to the Agreement) and 3.3(i) of the Agreement.

                                      F-2